UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14A

of the

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]

☑

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Pursuant to Section 240.14a-12

SONA DEVELOPMENT CORP.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                               1) Title of each class of securities to which transaction applies: Common Stock

                               2) Aggregate number of securities to which transaction applies:36,190,085

                               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $0.36 (the average of the high and low price on January 5, 2007)

                               4) Proposed maximum aggregate value of transaction: $13,028,431

                               5) Total fee paid: $2,605.69

☑

Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                1) Amount Previously Paid:

                                2) Form, Schedule or Registration No.:

                                3) Filing Party:

                                4) Date Filed:

SONA DEVELOPMENT CORP.

2610-1066 West Hastings Street,

Vancouver, British Columbia V6E 3X2 Canada

Telephone (604) 602-1717

January 18, 2007

Dear Stockholder:

Sona Development Corp. cordially invites you to attend a Special Meeting of Stockholders to be held at 10:00 a.m., Pacific Time, on Friday the 9th of February, 2007, at 2610-1066 West Hastings Street, Vancouver, British Columbia, Canada. Please find enclosed a notice of the meeting, a proxy statement describing the business to be transacted at the meeting, and a proxy form for use in voting at the meeting.

Business matters to be acted upon at the meeting are described in detail in the accompanying notice and proxy statement. In addition, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Thank you.

Sincerely,

/s/ Nora Coccaro

Nora Coccaro, Chief Executive Officer and Director

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SONA DEVELOPMENT CORP.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given from Sona Development Corp., (the “Corporation”) that a Special Meeting of Stockholders (the “Special Meeting”) will be held at 10:00 a.m., Pacific Time, on Friday the 9th of February, 2007, at 2610-1066 West Hastings Street, Vancouver, British Columbia, Canada. At the Special Meeting, stockholders will vote on the following matters:

(1)	a proposal to amend the Corporation’s Articles of Incorporation to change the name of the Corporation to “Sibling Entertainment Group Holdings, Inc.”;

(2)

a proposal to acquire 100% of the ownership of the subsidiaries of Sibling Entertainment Group, Inc, pursuant to the Agreement of Acquisition and Plan of Reorganization dated June 28, 2006 as amended on December 15, 2006; and

(3)	a proposal to elect four directors, each to serve until the next annual stockholders’ meeting or until his or her respective successor has been duly elected or appointed.

Information regarding the above matters is set forth in the proxy statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on January 9, 2007, as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. A complete list of the stockholders entitled to notice of and to vote at the Special Meeting will be maintained at the Corporation’s principal executive offices during ordinary business hours for a period of ten days prior to the Special Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Special Meeting during this time. The stockholders list will also be produced at the time and place of the Special Meeting and will be open during the whole time thereof.

By Order of the Board of Directors,

/s/ Nora Coccaro

Nora Coccaro, Chief Executive Officer and Director

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

NON-U.S.STOCKHOLDERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO INTERWEST TRANSFER, ATTN: GAYLE TERRY, AT (801) 277-3147. MS. TERRY’S PHONE NUMBER IS (801) 272-9294.

IF YOU HOLD YOUR SHARES IN “STREET-NAME,” PLEASE NOTE THAT ONLY YOUR BROKERAGE FIRM OR BANK CAN SIGN A PROXY ON YOUR BEHALF, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. WE URGE YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY IN FAVOR OF THE MATTERS PRESENTED IN THE PROXY STATEMENT.

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SONA DEVELOPMENT CORP.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

INTRODUCTION

This proxy statement is furnished by Sona Development, Corp., in connection with the solicitation of proxies for use at the Special Meeting of Stockholders to be held on Friday the 9th of February, 2007, at 10:00 a.m., Pacific Time, at 2610-1066 West Hastings Street, Vancouver, British Columbia, Canada, and at any and all adjournments thereof. This proxy statement is first being mailed to stockholders on or about January 18, 2007.

Sona Development Corp.‘s board of directors has proposed three matters and has solicited the proxy form attached hereto.

Unless we indicate otherwise or unless the context requires otherwise, all references in this proxy statement to “we,” “us,” “our,” or the “Corporation” are to Sona Development Corp., all references to “Sibling” are to Sibling Entertainment Group, Inc., all references to the “Sibling Subsidiaries” are to Sibling’s subsidiaries, all references to the “Special Meeting” are to the Special Meeting of Stockholders to be held on Friday the 9th of February, 2007, and all references to the “Agreement” mean the Agreement of Acquisition and Plan of Reorganization dated June dated as of June 28, 2006, and the amendment to the Agreement, dated as of December 12, 2006.

QUESTIONS AND ANSWERS

Q.     Why did I receive this proxy statement?

A.     You received this proxy statement as notice of the Special Meeting pertaining to the following:

(1)	changing the Corporation’s name to “Sibling Entertainment Group Holdings, Inc.”;

(2)	approving the Agreement of Acquisition and Plan of Reorganization dated June 28, 2006, as amended on December 12, 2006, to acquire 100% of the Sibling Subsidiaries; and

(3)	electing four directors, each to serve until the next annual stockholders’ meeting or until his or her respective successor has been duly elected or appointed.

Q.     Why does the Corporation wish to change its name to “Sibling Entertainment Group Holdings, Inc.”?

A.

The Corporation proposes an amendment to our articles of incorporation to change our name to reflect the Corporation’s business focus in connection with the proposed acquisition of the Sibling Subsidiaries.

Q.	Why does the Corporation wish to acquire the Sibling Subsidiaries?

A.	The Corporation has been searching for a business to acquire. We believe that the Sibling Subsidiaries will make a suitable acquisition.

Q.	Why does the Corporation wish to elect four additional directors?

A.	Pursuant to the Agreement, the Corporation is obliged to nominate, and the stockholders are presented with the opportunity to elect, four new directors to the Corporation’s board of directors.

Q.	When do you expect the amendment to become effective?

A.

If approved at the Special Meeting, the proposed amendment to our articles of incorporation will be effective upon filing with the Texas Secretary of State. The Corporation expects to file the amendment with the Texas Secretary of State as soon as practical after the Special Meeting.

Q.	When do you expect the acquisition to be consummated?

A.	The Agreement will close and the acquisition will be consummated immediately following the Special Meeting, in the event that both the Agreement is approved and the four directors are elected.

Q.	When will the new directors, if elected, be added to the board?

A.	The additional directors, if elected, will be added to the Corporation’s board of directors immediately following the Special Meeting subject to stockholder approval of the Agreement.

Q.	What happens if additional matters are presented at the Special Meeting?

A.	No other business will be acted upon at the Special Meeting

Q.	What do I need to do now?

A.	Vote, either in person or by proxy.

Q.	What is a proxy?

A.

A proxy is your legal designation of another person to vote the stock you own. That other person is considered your proxy. If you designate someone as your proxy in a written document, that document also is called a proxy. The Corporation has designated Nora Coccaro, our chief executive officer and a director, to act as proxy for the Special Meeting.

Q.	Who may vote at the Special Meeting?

A.

You may vote your common stock if the Corporation’s records show that you owned your shares as of the close of business on January 9, 2007 (the “Record Date”). You may cast one vote for each share of common stock held by you on all matters presented. As of the Record Date, there were 11,976,705 shares of common stock issued and outstanding.

Q.	What is the voting requirement to approve the proposals?

A.

For each of the proposals, a simple majority of the quorum of outstanding shares of common stock must vote in favor for the proposal to be approved. Abstentions have the same effect as votes against the proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur when a beneficial owner fails to give voting instructions with respect to “non-routine” matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Therefore, although broker non-votes are counted for purposes of determining a quorum, broker non-votes will not otherwise affect the outcome of any matter being voted on at the meeting.

Q.	What is the quorum requirement for the Special Meeting?

A.

A majority of the Corporation’s outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you (i) are present and vote in person at the meeting, or (ii) have properly submitted a proxy card.

Q.	How does the board of directors recommend that I vote?

A.	The board of directors recommends that you vote "FOR" each of the proposals

Q.	How can I vote my shares in person at the Special Meeting?

A.

If your shares are registered directly in your name with the Corporation’s transfer agent, Interwest Transfer, you are considered the “stockholder of record” with respect to those shares the proxy materials and proxy card are being sent directly to you. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting. However, even if you plan to attend the Special Meeting, the board recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

Some of the Corporation’s stockholders hold their shares in street name through a stockbroker, bank, or other nominee rather than directly in their own name. In that case, you are considered the “beneficial owner” of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the Special Meeting and vote in person, you will need to contact your broker, trustee, or nominee to obtain a legal proxy.

Q.	How can I vote my shares without attending the Special Meeting?

A.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Q.	What happens if I do not give specific voting instructions?

A.

If you hold shares as a record holder, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors. If you do not return a proxy and do not vote at the Special Meeting in person, your shares will not be voted.

If you hold your shares through a broker, bank, or other nominee and you do not provide instructions on how to vote, your broker or other nominee may have authority to vote your shares on your behalf on matters to be considered at the Special Meeting.

Q.	How can I change my vote after I return my proxy card?

A.

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote at the meeting or specifically request in writing that your prior proxy be revoked.

Q.	Does Texas have dissenters' rights of appraisal?

A.	Stockholders of Texas domestic corporations have no rights of dissent and appraisal under Texas Business Corporations Act in connection with the proposals.

Q.	Is my vote confidential?

A.

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Corporation or to third parties, except: (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote, and (iii) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which may be forwarded to the Corporation’s management.

Q.	Where can I find the voting results of the Special Meeting?

A.	The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our transfer agent and published on Form 8-K and Form 10-QSB.

Q.	Why do you need stockholder approval for the proposals?

A.	We are obligated to seek stockholder approval for each of the proposals pursuant to Texas Business Corporations Act.

Q.	Are the approvals of the proposals contingent upon one another?

A.

The three proposals are contingent upon one another. No proposal will be approved without the concurrent approval of the other two proposals. Proposal 1 and Proposal 3 are required under the terms of the Agreement.

Q.	Who pays for the cost of this proxy solicitation

A.

The Corporation will pay the costs of the solicitation of proxies (under $10,000). The Corporation may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, the Corporation’s board members, officers and employees may solicit proxies on the Corporation’s behalf, without additional compensation, personally or by telephone.

Q.	How can I obtain a copy of the Corporation's 10-KSB?

A.

A copy of the Corporation’s 2005 year end report on Form 10-KSB may be obtained at no charge by sending a written request to the Corporation’s corporate address. The Form 10-KSB is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Q.	Whom can I contact with questions?

A.	If you have any questions about any of the actions to be taken by the Corporation, please contact the Corporation’s chief executive officer, Nora Coccaro, at (604) 838-9797.

SUMMARY TERM SHEET FOR PROPOSAL 2

This summary highlights selected information from this proxy statement regarding the acquisition and may not contain all of the information that is important to you. To understand the acquisition fully, and for a more complete description of the legal terms of the acquisition, you should carefully read this entire proxy statement, including the Agreement of Acquisition and Plan of Reorganization, dated as of June 28, 2006, attached hereto as Exhibit 1, and the amendment to the Agreement, dated as of December 12, 2006, attached hereto as Exhibit 2. We have included page references in this summary to direct you to the appropriate place in this proxy statement for a more complete description of the topics presented.

CONTACT INFORMATION

Sona Development Corp.

2610-1066 West Hastings Street,

Vancouver, British Columbia V6E 3X2 Canada

Telephone (604) 838-9797

Attn: Nora Coccaro

Sibling Entertainment Group, Inc.

511 West 25th Street, Suite 503

New York, New York 10001

Telephone (212) 414-9600

Attn: Mitchell Maxwell

BUSINESS CONDUCTED

Sona Development Corp. (page 22)

The Corporation was incorporated under the laws of the State of Texas on December 28, 1988. On November 27, 2002, the Corporation changed its name to “Sona Development Corp.” as part of a corporate restructuring designed to make the Corporation more attractive to prospective business opportunities. Management has since been searching for a suitable business opportunity to become part of the Corporation by acquisition or combination.

Subsidiaries of Sibling Entertainment Group, Inc. (page 28)

Sibling was incorporated under the laws of the State of New York in 1995. Sibling, through its subsidiaries, is engaged in the finance, development and production of entertainment projects including plays and musicals for the live stage, independent feature films, and other entertainment projects, as well as the management of entertainment based real estate properties. Sibling’s strategy includes the coordination of synergetic elements between its subsidiaries to provide optimal development for each project or property. Each subsidiary actively pursues to identify, select, finance, develop and produce one or more unique project or property correlating with the primary activity of that subsidiary.

Sibling is actively engaged in several new theatrical properties including the development of a new musical licensed from and in association with the Red Hat Society, Inc. (a private Nevada Corporation operating internationally with over 1.5 million members). Sibling has also formed a film fund organized to finance two or three independent films. Sibling’s theatrical management and theatrical real estate business is engaged in representing outside clients as well as managing theatrical projects and properties.

Sibling’s audit expressed doubt as to Sibling’s ability to continue as a going concern as a result of continuing net losses resulting in an accumulated deficit of $1,898,886 at June 30, 2006.

THE ACQUISITION (page 20)

On May 11, 2006, the Corporation announced that it had executed a letter of intent to acquire 100% of Sibling Entertainment Group, Inc., as a wholly owned subsidiary. Following further negotiations over the terms of the acquisition, the Corporation and Sibling entered into an Agreement of Acquisition and Plan of Reorganization dated June 28, 2006, as amended on December 12, 2006, that provided for the acquisition of the Sibling Subsidiaries, effectively acquiring Sibling, since essentially all of Sibling’s operations are conducted through the Sibling Subsidiaries.

Proposal 2 asks the Corporation’s stockholders to consider the prospective acquisition of the Sibling Subsidiaries pursuant to the terms and conditions of the Agreement.

We have issued no securities in connection with the intended acquisition.

Agreement of Acquisition and Plan of Reorganization (page 20)

Upon the terms and subject to the conditions of the Agreement, dated June 28, 2006, as amended December 12, 2006, the Corporation will issue up to 36,190,085 shares of common stock for all the issued and outstanding shares of the Sibling Subsidiaries on the closing date. The Corporation will further grant 22,865,324 purchase warrants with terms ranging from 3 to 5 years at exercise prices ranging from $0.275 a share to $1.00 per share.

Under the reorganization, the Corporation will acquire each of Sibling’s four wholly owned subsidiaries: Sibling Theatricals, Inc., Sibling Pictures, Inc., Sibling Music Corp., and Sibling Properties, Inc. The Sibling Subsidiaries own and/or control each of Sibling’s respective divisions and operations of live-stage theatrical operations, independent feature films, music, and theatrical real estate.

Closing of the Agreement (page 20)

If the acquisition of the Sibling Subsidiaries is approved by our stockholders, the closing of the Agreement shall take place on February 9, 2007, at the offices of the Corporation, following the Special Meeting.

Conditions Precedent to the Agreement (page 20)

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions, including:

• our stockholder approval of the Agreement;

• Sibling’s stockholder approval of the Agreement;

• the receipt and provision of closing documentation and securities on the closing date;

• our stockholder approval of Proposal 1 to change our name and Proposal 3 to elect individuals to our board of directors; and

• the resignation of Nora Coccaro, our sole officer and director, on the closing of the Agreement.

Representations and Warranties within the Agreement (page 21)

The Corporation and Sibling represent and warrant a number of conditions within the Agreement, including the following:

• all of the parties have the requisite authority to execute the Agreement;

• no parties have any legal conflicts;

• the parties are in compliance with their Commission filings; and

• the Corporation and Sibling will go about their business in an ordinary fashion until the closing of the Agreement.

Interests of Our Executive Officer and Directors in the Agreement (page 21)

Our sole executive officer and director, Nora Coccaro, owns 239,500 shares of the Corporation but will receive no additional shares on the close of the transactions and therefore has a similar interest to her fellow stockholders.

Change of Control (page 21)

Following the closing of the Agreement, our present stockholders’ shares of common stock will be diluted by the issuance of up to 36,190,085 shares of common stock and the grant of 22,865,324 purchase warrants, which issuance and grant will constitute a change of control in ownership. If all of the warrants are executed, the acquisition will result in a dilution of approximately 83% to existing stockholders. Additionally, the closing of the Agreement will cause the election of new directors and the appointment of new officers to manage the Corporation, which additions will constitute a change in control of management.

The Consideration Offered to Stockholders (page 21)

There is no consideration being offered to stockholders.

The Reasons for Engaging in the Agreement (page 21)

We are intent on obtaining stockholder approval to acquire the Sibling Subsidiaries for the purpose of creating stockholder value.

The Vote Required for Approval Of the Agreement (page 21)

Assuming a quorum is present approval of Proposal 2 requires the affirmative vote of a majority of the stockholders at the Special Meeting. The sole director of the Corporation holds 239,500 shares of common stock, or approximately 2% of our issued and outstanding shares, and plans to vote “for” Proposal 2.

Material Differences in the Rights of Security Holders as a Result of the Agreement (page 21)

There will be no material differences in the rights of security holders as a result of the acquisition.

Accounting Treatment of the Agreement (page 21)

The acquisition will be accounted for as a reverse acquisition or recapitalization of the Corporation, in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences of the Agreement (page 22)

Our stockholders will not recognize a gain or loss as a result of the acquisition.

Neither the Corporation nor Sibling will recognize any gain or loss as a result of the acquisition, which will be deemed by the parties to be tax free.

REGULATORY APPROVALS (page 22)

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with this transaction.

REPORTS, OPINIONS, APPRAISALS (page 22)

The Board of Directors of the Corporation has received no reports, opinions, or appraisals with regard to the transaction.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS (page 22)

Idea One, Inc.

On May 20, 2004, the Corporation entered into a non-binding letter of intent, as amended, to acquire Idea One, Inc., (“Idea One”), a privately owned company involved in the development of alternative energy products through its 83% owned subsidiary, Advanced Technology Upgrading, Ltd. Pursuant to the letter of intent, as amended, the Corporation loaned Idea One a total of $550,000, with $45,642 of accrued interest, through five convertible promissory notes, which, as per the letter of intent, converted into 1,489,106 shares of Idea One, on May 1, 2006, in full satisfaction of the debt owed by Idea One. Since Idea One was unable to satisfy certain conditions of the letter of intent the Corporation has abandoned any efforts to acquire Idea One.

Sibling Pictures, Inc.

On June 17, 2005 Sibling entered into a share exchange agreement with Sibling Pictures, Inc. (“Pictures”), and all of the stockholders of Pictures to acquire all of the issued and outstanding shares of Pictures in exchange for 10,785,000, shares of Sibling’s common stock on a basis of 60,000 Sibling shares for each share of Pictures. Sibling’s acquisition of Sibling Pictures, Inc. also included the subsidiaries, Sibling Pictures Fund, LLC, Reel Love on Film LLC and Reel Love Productions, Inc.

PRO FORMA FINANCIAL DATA

The following is a summary of unaudited, pro forma, consolidated, financial data as of September 30, 2006 and for the periods ended September 30, 2006 and December 31, 2005 for the Corporation and Sibling. This summary of pro forma financial data is based on pro forma financial data attached hereto as Exhibit FE. . For accounting purposes, the acquisition has been treated as an acquisition of the Corporation by Sibling Entertainment Group, Inc (SEGI) and as a recapitalization of SEGI. The pro forma balance sheet is presented as if the acquisition of the Sibling Subsidiaries (which is effectively the acquisition of Sibling itself) by the Corporation had occurred on September 30, 2006 and the pro forma statement of operations data is presented as if the acquisition of the Sibling Subsidiaries by the Corporation had occurred on January 1, 2005. The pro forma financial data is presented for informational purposes and is not necessarily indicative of either the future results of operations or the results of operations that would have occurred if the acquisition had been consummated on any date. You should read the following pro forma financial data along with other financial information contained elsewhere in this proxy statement.

                                                  SONA DEVELOPMENT CORP. AND SUBSIDIARIES
                                                 Combined Pro Forma Balance Sheet (Unaudited)

                                               Sona Development Corp.            Sibling Entertainment Group, Inc.
                                               (A Development Stage Company)       (A Development Stage Company)

                                                   For the Nine          For the Nine          Pro Forma
                                                  Months Ending         Months Ending                  Adjustments
                                                  September 30,         September 30,         Increase            Pro Forma
                                                      2006                 2006               (Decrease)          Combined
                                               -------------------  --------------------  --------------------------------------
                                               -------------------  --------------------  ----------------   -------------------

                                                                    ASSETS

CURRENT ASSETS
     Cash                                                     152               150,742                                 150,894
     Due from related parties                                                   128,701                                 128,701
     Advances and prepaids                                                       23,685                                  23,685
     Loans receivable - related party                                           132,800                                 132,800
     Other receivables                                                           20,658                                  20,658
                                               -------------------  --------------------                     -------------------
                                               -------------------  --------------------                     -------------------

TOTAL CURRENT ASSETS                                          152               456,586                                 456,738

FIXED ASSETS
     Computer equipment, net of accumulated depreciation                          5,368                                   5,368

                                               -------------------  --------------------                     -------------------

TOTAL FIXED ASSETS                                                                5,368                                   5,368
                                               -------------------  --------------------                     -------------------

OTHER ASSETS
     Goodwill                                                                 2,779,624                               2,779,624
     Deposits                                                                   309,920                                 309,920
     Recoupable advances                                                         48,333                                  48,333
     Production development costs                                               474,491                                 474,491
     Investment in related companies                                            105,183                                 105,183
     Other investments                                          1                88,350                                  88,351
     Options purchased                                                           63,000                                  63,000
                                               -------------------  --------------------                     -------------------

TOTAL OTHER ASSETS                                                            3,868,901                               3,868,901
                                               -------------------  --------------------                     -------------------

TOTAL ASSETS                                                  153             4,330,855                               4,331,008
                                               ===================  ====================                     ===================

                           The accompanying notes are an integral part of the financial statements.

                                                       SONA DEVELOPMENT CORP. AND SUBSIDIARIES
                                                  Combined Pro Forma Balance Sheet (Unaudited)

                                               Sona Development Corp. ("Sona")      Sibling Entertainment Group, Inc. ("Sibling")
                                               (A Development Stage Company)       (A Development Stage Company)

                                                  For the Nine          For the Nine               Pro Forma
                                                 Months Ending         Months Ending              Adjustments
                                                 September 30,         September 30,               Increase            Pro Forma
                                                      2006                 2006                   (Decrease)           Combined
                                               -------------------  --------------------       -----------------  -------------------
                                               -------------------  --------------------       -----------------  -------------------

                                                            LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                      21,190               280,576                                      301,766
     Accrued expenses                                                            40,350                                       40,350
     Income taxes payable                                                         3,409                                        3,409
     Due to related parties                               157,306                                                            157,306
     Short term loans payable                                                    50,000                                       50,000
                                               -------------------  --------------------                          -------------------
TOTAL CURRENT LIABILITIES                                                       374,335                                      374,335
                                               -------------------  --------------------                          -------------------

LONG-TERM LIABILITIES
     Loan payable - related party                                                 5,000                                        5,000
     Long term convertible debentures,                                          610,055                                      610,055
     net of debt discount                      -------------------  --------------------                          -------------------

TOTAL LIABILITIES                                         178,496               989,390                                    1,167,886
                                               ===================  ====================                          ===================

EQUITY
     Sona Common stock $0.0001 par value;
     100,000,000 authorized shares;
     41,272,251 shares and
     outstanding                                            1,197                          (a)          2,930                  4,127
     Sibling Common stock $0.0001 par
     value; 100,000,000 authorized shares;
     29,2929,296 shares issued and
     outstanding                                                                 29,296    (a)       (29,296)                      -
     Additional paid in capital - warrants                                      170,729    (b)       498,577                 669,306
                                                                                         (b)(c)
     Additional paid in capital                         2,860,905             5,987,140    (d)    (3,400,584)              5,447,461
     Accumulated deficit                                                       (248,300)                                    (248,300)
     Deficit accumulated during                                                          (b)(c)
     development stage                                (3,040,445)           (2,597,400)    (d)      2,928,373             (2,709,472)
                                               -------------------  --------------------                          -------------------

TOTAL EQUITY                                            (178,343)             3,341,465                                    3,163,122
                                               ===================  ====================                          ===================
                                               ===================  ====================                          ===================

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    153             4,330,855                                    4,331,008
                                               ===================  ====================                          ===================

       The accompanying notes are an integral part of the financial statements.

                                                   SONA DEVELOPMENT CORP. AND SUBSIDIARIES
                                                Combined Pro Forma Statements of Operations (Unaudited)

                                                  Sona Development Corp.           Sibling Entertainment Group, Inc.
                                                  (A Development Stage Company)   (A Development Stage Company)

                                                     For the Nine          For the Nine          Pro Forma
                                                    Months Ending         Months Ending         Adjustments
                                                    September 30,         September 30,           Increase         Pro Forma
                                                         2006                  2006              (Decrease)        Combined
                                                  -------------------   -------------------   ----------------  ---------------
                                                  -------------------   -------------------   ----------------  ---------------
REVENUES
     Revenue - related companies
     Consulting fee income - related company                                        79,298                              79,298
     Executive producer fees - related company                                           -                                   -
                                                  -------------------   -------------------                     ---------------

TOTAL REVENUES                                                                      79,298                              79,298

EXPENSES
     General and administrative :
         Professional fees                                                         527,459                             527,459
         Management fees - related company                                          19,600                              19,600
         Other                                               427,826               703,134 (d)       (427,826)         703,134

PRODUCTION EXPENSES                                                                375,028                             375,028

                                                  -------------------   -------------------   ----------------  ---------------
OPERATING LOSS                                              (427,826)           (1,545,923)           427,826       (1,545,923)

     Other Income (Expense)                                        -                     -                                   -
     Interest Income (Expense)                                     -                (3,651)                             (3,651)
     Impairment of investment - related company                    -              (233,621)                           (233,621)
     Equity loss on investment - related company                   -                (2,702)                             (2,702)
     Write down of promissory notes                          (50,000)                    - (d)         50,000                -
                                                  -------------------   -------------------   ----------------  ---------------

NET LOSS BEFORE INCOME TAXES                                (477,826)           (1,785,897)           477,826       (1,785,897)

TAXES                                                              -                 4,595                               4,595
                                                  -------------------   -------------------   ----------------  ---------------

NET LOSS                                                    (477,826)           (1,790,492)           477,826       (1,790,492)
                                                  ===================   ===================   ================  ===============

         The accompanying notes are an integral part of the financial statements.

                                               SONA DEVELOPMENT CORP. AND SUBSIDIARIES
                                             Combined Pro Forma Statements of Operations (Unaudited)

                                                  Sona Development Corp.        Sibling Entertainment Group, Inc.
                                                  (A Development Stage Company) (A Development Stage Company)

                                                    For the Twelve        For the Twelve         Pro Forma
                                                    Months Ending         Months Ending         Adjustments
                                                     December 31,          December 31,           Increase         Pro Forma
                                                         2005                  2005              (Decrease)        Combined
                                                  -------------------   -------------------   ----------------  ---------------
                                                  -------------------   -------------------   ----------------  ---------------
REVENUES
     Revenue - related companies
     Consulting fee income - related company                       -                90,375                              90,375
     Executive producer fees - related company                     -                50,000                              50,000
                                                  -------------------   -------------------   ----------------  ---------------

TOTAL REVENUES                                                     -               140,375                             140,375

EXPENSES
     General and administrative :
         Professional fees                                         -               219,709 (d)        498,577          718,286
         Management fees - related company                         -               184,296                             184,296
         Other                                               182,256               201,825 (d)       (182,256)         201,825

PRODUCTION EXPENSES                                                -                34,661                              34,661

                                                  -------------------   -------------------   ----------------  ---------------

OPERATING LOSS                                              (182,256)             (500,116)          (316,321)        (998,693)

     Other Income (Expense)                                        -                     -                                   -
     Interest Income (Expense)                                     -                   800                                 800
     Impairment of investment - related company                    -                     -                                   -
     Equity loss on investment - related company                   -                     -                                   -
     Write down of promissory notes                         (225,000)                    - (d)        225,000                -
                                                  -------------------   -------------------   ----------------  ---------------

NET LOSS BEFORE INCOME TAXES                                (407,256)             (499,316)           (91,321)        (997,893)

TAXES                                                              -                 4,595                               4,595
                                                  -------------------   -------------------                     ---------------

NET LOSS                                                    (407,256)             (503,911)           (91,321)      (1,002,488)
                                                  ===================   ===================   ================  ===============

         The accompanying notes are an integral part of the financial statements.

RISK FACTORS

Before deciding how to vote on the proposals described in this proxy statement, you should carefully consider the risks relating to the acquisition and to our post-closing operations as described below, together with the other information in this proxy statement. Our business, financial condition and results of operations could be adversely affected by any of the following risks, which could cause the trading price of our common stock to decline.

RISKS RELATING TO THE CORPORATION

AND THE ACQUISITION OF THE SIBLING SUBSIDIARIES

We have a history of significant operating losses and such losses may continue in the future.

Since our inception in 1988, our operations have resulted in a continuation of losses and an accumulated deficit which was $3,040,445 at September 30, 2006. During the nine month period ended September 30, 2006, we recorded a net loss of $477,826. The Corporation has never realized revenue from operations and we may never achieve profitability.

If we are unable to complete the acquisition, we will have no business operations and our stock price may decline.

If we do not complete the acquisition, we will be left with no business operations or prospects which may cause the market price of our stock to decline. Even if the acquisition is not approved by our stockholders, we will remain obligated to pay the costs related to the acquisition, including legal, accounting, and financial advisory fees.

The acquisition will result in dilution to our current stockholders which will decrease voting power and ownership percentages.

The issuance of shares of our capital stock in the acquisition will dilute the voting power and ownership percentage of our existing stockholders. We will issue up to a total 36,190,085 shares and grant 22,865,324 purchase warrants. If all of the warrants are executed, the acquisition will result in a dilution of approximately 83% to our existing stockholders.

Change of control of the Corporation.

The dilution referred to above, as a result of Proposal 2, will constitute a change of control since the Corporation’s current stockholders will retain approximately 25% on the closing of the Agreement which retention will decrease to 17% in the event that all purchase warrants are exercised. Additionally, Proposal 3 will cause the Corporation to elect new individuals to the Corporation’s board of directors.

We may not realize the anticipated benefits from the acquisition which could cause our stock price to decline.

We may not achieve the benefits we are seeking in the acquisition. Siblings Subsidiaries may not be successful in their respective entertainment industry efforts. As a result, our operations and financial results may be less rewarding than anticipated, which may cause the market price of our common stock to decline.

The acquisition of the Sibling Subsidiaries could decrease the value of your stock

Sibling is a development stage company with a limited history of realizing revenue and historical net losses, about which Sibling’s auditors have expressed a going concern opinion. Additionally, Sibling expects losses in the future and its current assets may be insufficient to conduct its minimum plan of operation over the next 12 months. Given these facts, the acquisition of the Sibling Subsidiaries could result in significant losses for the Corporation which could decrease the value of your stock.

RISKS RELATING TO THE CORPORATION AFTER THE ACQUISITION

We may not be successful in integrating the business operations of the Sibling Subsidiaries into the Corporation after the acquisition, which failure will stifle growth and hinder the realization of profit.

The acquisition involves the integration of companies that have previously operated independently. Successful integration of the operations the Sibling Subsidiaries with the Corporation will depend on our ability to consolidate operations and procedures and to integrate the management team of the Sibling Subsidiaries with our own. If we are unable to do so, we may not realize the anticipated potential benefits of the acquisition, our business development could be stifled, and results of operations may not produce a profit. Difficulties could include the loss of key employees, the disruption of the ongoing businesses of the Sibling Subsidiaries, and possible inconsistencies in standards, controls, procedures and policies.

The Corporation may be unable to manage the growth of our business which could negatively affect development, revenues, and fiscal independence.

The Corporation believes that if our post-acquisition growth plan is successful, our business has the potential to grow in size and complexity. If our management is unable to manage growth effectively, our business development may be slowed, our operating results may not show a profit, and we may not become financially independent from outside funding sources. Any new sustained growth would be expected to place a significant strain on our management systems and operational resources. We anticipate that new sustained growth, if any, will require us to recruit, hire and retain new managerial, finance and support personnel. We cannot be certain that we will be successful in recruiting, hiring or retaining such personnel. Our ability to compete effectively and to manage our future growth, if any, will depend on our ability to maintain and improve operational, financial, and management information systems on a timely basis and to expand, train, motivate and manage our work force. If we begin to grow, we cannot be certain that our personnel, systems, procedures, and controls will be adequate to support our operations.

RISKS RELATED TO THE BUSINESS OF SIBLING’S SUBSIDIAIRIES

Sibling has had losses which may continue.

Sibling has reported operating losses for the fiscal year ended June 30, 2006 through September 30, 2006. The accumulated deficit during the development stage at September 30, 2006 amounted to $2,597,400. From this it can be extrapolated that the Sibling Subsidiaries may not operate profitably in the future, and if they cannot, they may not be able to meet their working capital requirements, capital expenditure plans, anticipated production slate, or other cash needs. The Sibling Subsidiaries’ inability to meet those needs could stifle their business.

The loss of Mitchell Maxwell, Victoria Maxwell or James Cardwell, could negatively effect Siblings’ Operations.

Sibling’s operations depend, and will continue to depend, on the services provided by Mitchell Maxwell, Victoria Maxwell and James Cardwell. Virtually all of the significant decisions concerning the conduct of Sibling’s operations, including the properties and rights to be developed or acquired and the financing, production and distribution of any theatrical motion pictures, Broadway or Off-Broadway production, real estate acquisition, or other projects are, and are expected to continue to be, made by Mitchell Maxwell, Victoria Maxwell and James Cardwell. The loss of their services or a dispute among them could have a material adverse effect on the operations of the Sibling Subsidiaries.

Sibling’s operations are dependant on a limited number of changing projects.

The Corporation anticipates that, initially, the Sibling Subsidiaries will be dependent on a limited number of entertainment projects and theatres under management that will change from period to period, for a substantial percentage, of the Sibling Subsidiaries’ revenues. The change in projects from period to period will principally be due to the opportunities available from time to time to the Sibling Subsidiaries and to audience response to the entertainment product, both of which are unpredictable and subject to change. In addition, the loss of a major project in any period would have an adverse effect on the results of operations in that period.

The Sibling Subsidiaries must continue the development of new programs.

The Sibling Subsidiaries’ results of operations will largely depend on having adequate access to literary rights, plays, musicals, and film scripts that are capable of being produced or acquired and successfully marketed. Such accessibility is dependent upon numerous factors, including reputation and credibility in the creative community, relationship in the entertainment industry and financial and other resources. There can be no assurance that the Corporation or the Sibling Subsidiaries will have adequate access to sources of programs or that our efforts in developing or acquiring new programs will be successful. If the Sibling Subsidiaries are unable to successfully market new programs where they have funded development costs, they will be subject to realizing a loss on such projects.

The Sibling Subsidiaries face intense industry competition.

The live theatre and motion picture industries are intensely competitive and speculative. The Sibling Subsidiaries compete with the major theatrical producers, theatre owners, major motion picture studios and with numerous independent producers of both theatre and feature film production, many of which are producing an increasing number of theatrical productions and feature films. Most of the Sibling Subsidiaries’ principal competitors have greater financial, distribution, technical and creative resources and are better established in the industry. The Sibling Subsidiaries also compete for interest and acceptance of entertainment product by the public. Audience appeal depends upon a variety of changing factors that cannot be reliably predicted and over which the Sibling Subsidiaries have little if any control.

Nature of the Sibling Subsidiaries’ business is such that it often results in a risk of loss of investment capital.

The Sibling Subsidiaries’ primary business is the production and sub-licensing of rights to certain live theatrical properties and independent feature films. The development and production of independent feature films and live entertainment properties often results in a risk of loss of investment capital that is especially high in comparison with the prospects for any significant long-term profitability.

The Sibling Subsidiaries’ officers’ and directors’ other activities may conflict with the operations of the Sibling Subsidiaries.

From time to time certain of the directors and executive officers of the Sibling Subsidiaries may serve as directors or executive officers of other companies and, to the extent that such other companies may participate in the industries in which the Sibling Subsidiaries may participate, such directors may have a conflict of interest. In addition, the dependence of the Sibling Subsidiaries on directors and officers who devote time to other business interests may create conflicts of interest. The fiduciary obligations of an individual to other companies may conflict with the individual’s fiduciary obligations to the Sibling Subsidiaries and vice versa.

Directors and officers must exercise their judgment to resolve all conflicts of interest in a manner consistent with their fiduciary duties. In the event that a conflict of interest arises at a meeting of the directors, a director who has such a conflict will abstain from voting for or against approval of such situation and/or terms. In appropriate cases, the Corporation will establish a special committee of independent directors to review a matter in which any directors, or management, may have a conflict. The Corporation is not aware of the existence of any conflict of interest as described herein. To date the Sibling Subsidiaries have not been able to attract independent directors to serve on their respective board of directors.

The Sibling Subsidiaries face substantial capital requirements and financial risks as the operations require a substantial investment of capital.

The production, acquisition and distribution of motion pictures and live theatre productions require a significant amount of capital. A significant amount of time may elapse between expenditure of funds and the receipt of commercial revenues from or government contributions to the motion pictures or television programs. This time lapse requires the Sibling Subsidiaries to fund a significant portion of the capital requirements from other sources. The Sibling Subsidiaries’ business plan is completely dependent upon the ability to obtain the required financing. Without the capital to acquire and promote a new business activity that generates profitability and investor interest, future activities may need to be foregone.

The Sibling Subsidiaries may not be able to protect and defend against intellectual property claims.

The Sibling Subsidiaries’ ability to compete depends, in part, upon successful protection of intellectual property. The Sibling Subsidiaries do not have the financial resources to protect property rights to the same extent as major studios. The Sibling Subsidiaries attempt to protect proprietary and intellectual property rights to productions through available copyright and trademark laws and licensing and distribution arrangements with reputable international companies in specific territories and media for limited durations. Despite these precautions, existing copyright and trademark laws afford only limited practical protection in certain countries. The Sibling Subsidiaries also distribute products in other countries in which there is no copyright and trademark protection. As a result, it may be possible for unauthorized third parties to copy and distribute the Sibling Subsidiaries’ productions or certain portions or applications of intended productions, which could negatively affect operation and hinder revenue growth.

Litigation may also be necessary in the future to enforce intellectual property rights, to protect trade secrets, or to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement or invalidity. Any such litigation could result in substantial costs and the diversion of resources and would decrease net income.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events, future financial performance or projected business results and involve known and unknown risks and uncertainties. Actual results may differ materially from those expressed or implied by these statements. In some cases, you can identify forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will” or other similar words. The following list identifies some of the factors that could cause actual results to differ from those expressed or implied from the forward-looking statements:

• our anticipated financial performance and business plan;

 • the sufficiency of existing capital resources;

• our ability to raise additional capital to fund cash requirements for future operations;

• uncertainties related to the Corporation's future business prospects with the Sibling Subsidiaries;

• uncertainties related to the future business prospects of the Sibling Subsidiaries;

• the ability of the Corporation to generate revenues to fund future operations;

• the volatility of the stock market and;

• general economic conditions.

The Corporation’s and the Sibling Subsidiaries’ forward-looking statements are based on their respective management’s beliefs and assumptions extracted from information available to management at the time the statements are made. Management cautions you that assumptions, beliefs, expectations, intentions and projections about future events may, and often do, vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by the forward-looking statements.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO CHANGE THE CORPORATION’S NAME

The Corporation’s board of directors executed a written consent authorizing and recommending that stockholders approve a proposal to change the Corporation’s name from “Sona Development Corp.” to “Sibling Entertainment Group Holdings, Inc.” believing that the new name will promote public recognition of the Corporation and properly reflect our post-acquisition business focus. We are planning to shift our focus, as per Proposal 2, to the finance, development and production of entertainment projects including plays and musicals for the live stage, independent feature films, and other entertainment projects, as well as the management of entertainment based real estate properties. In adopting the new name, we believe that we will better represent our business focus within the entertainment industry.

The Corporation’s board of directors has approved an amendment to Article One of the Amended Articles of Incorporation to change the name of the Corporation from “Sona Development Corp.” to “Sibling Entertainment Group Holdings, Inc.” The directors also directed that the amendment be submitted for approval by the Corporation’s stockholders as required by Texas Business Corporation Act, Article 4.02. The full text of the proposed amendment to the first paragraph of Article One of the Amended Articles of Incorporation is as follows:

“ARTICLE ONE

        The name of the corporation is Sibling Entertainment Group Holdings, Inc.”

If this proposal as well as Proposals 2 and 3 are approved by the stockholders at the Special Meeting, the Corporation will file an amendment to the Amended Articles of Incorporation for the purpose of effecting the name change. This amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Texas, which is expected to take place shortly after the Special Meeting.

Required Vote

Approval of this proposal requires affirmative vote of a majority of the votes cast at the meeting, assuming a quorum is present. Approval also requires the approval of Proposal 2 and Proposal 3. Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL

        TO CHANGE THE CORPORATION’S NAME FROM “SONA DEVELOPMENT CORP.” TO “SIBLING ENTERTAINMENT GROUP HOLDINGS, INC.”

PROPOSAL 2

APPROVAL OF THE AGREEMENT OF ACQUISITION AND PLAN OF REORGANIZATION

The Corporation’s board of directors executed a written consent authorizing and recommending that stockholders approve the execution of the Agreement of Acquisition and Plan of Reorganization, as amended. The approval of the Agreement will cause the Corporation to acquire the Sibling Subsidiaries. The acquisition of the Sibling Subsidiaries will focus the Corporation on financing, developing and producing entertainment projects including plays and musicals for the live stage, independent feature films, and other entertainment projects, as well as the management of entertainment based real estate properties.

If this proposal is approved by the stockholders at the Special Meeting, the Corporation will thereafter close the Agreement issuing up to 36,190,085 shares and granting 22,865,324 purchase warrants to Sibling, in exchange for Sibling transferring 100% of the share of the Sibling Subsidiaries to the Corporation. This action will effectively make the Sibling Subsidiaries wholly owned subsidiaries of the Corporation. The directors directed that the Agreement be submitted for approval by the Corporation’s stockholders as required by Texas Business Corporation Act, Article 5.02.

Required Vote

Approval of this proposal requires affirmative vote of a majority of the votes cast at the meeting, assuming a quorum is present. Approval also requires the approval of Proposal 1 and Proposal 3. Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVING

THE AGREEMENT OF ACQUISITION AND PLAN OF REORGANIZATION.

FURTHER INFORMATION REGARDING PROPOSAL 2

Proposal 2 concerns the Corporation’s acquisition of the 100% of the Sibling Subsidiaries pursuant to the Agreement of Acquisition and Plan of Reorganization, as amended.

THE ACQUISITION

On May 11, 2006, the Corporation announced that it had executed a letter of intent to acquire 100% of Sibling Entertainment Group, Inc., as a wholly owned subsidiary. Following further negotiations over the terms of the acquisition, the Corporation and Sibling entered into an Agreement of Acquisition and Plan of Reorganization dated June 28, 2006, as amended on December 12, 2006, that provided for the acquisition of the Sibling Subsidiaries, effectively acquiring Sibling since essentially all of Sibling’s operations are conducted through the Sibling Subsidiaries.

Proposal 2 asks the Corporation’s stockholders to consider the prospective acquisition of the Sibling Subsidiaries pursuant to the terms and conditions of the Agreement.

We have issued no securities in connection with the intended acquisition and related transactions.

Agreement of Acquisition and Plan of Reorganization

Upon the terms and subject to the conditions of the Agreement, dated June 28, 2006, as amended December 12, 2006, the Corporation will issue up to 36,190,085 shares of common stock for all the issued and outstanding shares of the Sibling Subsidiaries on the closing date. The Corporation will further grant 22,865,324 purchase warrants with terms ranging from 3 to 5 years at exercise prices ranging from $0.275 a share to $1.00 per share.

Under the reorganization, the Corporation will acquire each of Sibling’s four wholly owned subsidiaries: Sibling Theatricals, Inc., Sibling Pictures, Inc., Sibling Music Corp., and Sibling Properties, Inc. The Sibling Subsidiaries own and/or control each of Sibling’s respective divisions and operations of live-stage theatrical operations, music, independent feature films and theatrical real estate.

Closing of the Agreement

If the acquisition of the Sibling Subsidiaries is approved by our stockholders, the closing of the Agreement shall take place on February 9, 2007, at the offices of the Corporation, following the Special Meeting.

Conditions Precedent to the Agreement

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions, including:

• our stockholder approval of the Agreement;

• Sibling’s stockholder approval of the Agreement;

• the receipt and provision of closing documentation and securities on the closing date;

• our stockholder approval of Proposal 1 to change our name and Proposal 3 to elect individuals to our board of directors; and

• the resignation of Nora Coccaro, our sole officer and director, on the closing of the Agreement.

Representations and Warranties within the Agreement

The Corporation and Sibling represent and warrant a number of conditions within the Agreement of Acquisition and Plan of Reorganization, including the following:

• all of the parties have the requisite authority to execute the agreements;

• no parties have any legal conflicts;

• the parties are in compliance with their Commission filings; and

• the Corporation and Sibling will go about their business in an ordinary fashion until the closing of Agreement.

Interests of Our Executive Officer and Directors in the Agreement

Our executive officer and director, Nora Coccaro, owns 239,500 shares of the Corporation but will receive no additional shares on the close of the transactions and therefore has a similar interest to her fellow stockholders.

Change of Control

Following the closing of the Agreement, our present stockholders’ shares of common stock will be diluted by the issuance of up to 36,190,085 shares of common stock and the grant of 22,865,324 purchase warrants, which issuance and grant will constitute a change of control. If all of the warrants are executed, the acquisition will result in a dilution of approximately 83% to existing stockholders. Additionally, the closing of the Agreement will cause the election of new directors and the appointment of new officers to manage the Corporation, which additions will constitute a change in control of management.

The Consideration Offered to Stockholders

There is no consideration being offered to stockholders.

The Reasons for Engaging in the Agreement

We are intent on obtaining stockholder approval to acquire the Sibling Subsidiaries for the purpose of creating stockholder value.

The Vote Required for Approval of the Agreement

Assuming in quorum is present approval of Proposal 2 requires the affirmative vote of a majority of the stockholders at the Special Meeting. The sole director of the Corporation holds 239,500 shares of common stock, or approximately 2% of our issued and outstanding shares, and plans to vote “for” Proposal 2.

Material Differences in the Rights of Security Holders as a Result of the Agreement

There will be no material differences in the rights of security holders as a result of the acquisition.

Accounting Treatment of the Agreement

The acquisition will be accounted for as a reverse acquisition or recapitalization of the Corporation, in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences of the Agreement

Our stockholders will not recognize a gain or loss as a result of the acquisition.

Neither the Corporation nor the Sibling Subsidiaries will recognize any gain or loss as a result of the acquisition, which will be deemed by the parties to be tax free.

REGULATORY APPROVALS

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with this transaction.

REPORTS, OPINIONS, APPRAISALS

The board of directors of the Corporation has received no reports, opinions, or appraisals with regard to the transaction.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS

Idea One, Inc.

On May 20, 2004, the Corporation entered into a non-binding letter of intent, as amended, to acquire Idea One, Inc., (“Idea One”), a privately owned company involved in the development of alternative energy products through its 83% owned subsidiary, Advanced Technology Upgrading, Ltd. Pursuant to the letter of intent, as amended, the Corporation loaned Idea One a total of $550,000, in addition to accrued interest, which converted into 1,489,106 shares of Idea One, on May 1, 2006, in full satisfaction of the debt owed by Idea One. Since Idea One was unable to satisfy certain conditions of the letter of intent the Corporation has abandoned any efforts to acquire Idea One.

Sibling Pictures, Inc.

On June 17, 2005 Sibling entered into a share exchange agreement with Sibling Pictures, Inc. (“Pictures”), and all of the stockholders of Pictures to acquire all of the issued and outstanding shares Pictures in exchange for 10,785,000, shares of Sibling’s common stock on a basis of 60,000 Sibling shares for each share of Pictures. Sibling’s acquisition of Sibling Pictures, Inc. included its subsidiaries, Reel Love on Film, LLC and Reel Love Productions, Inc.

SONA DEVELOPMENT CORP.

DESCRIPTION OF BUSINESS

The Corporation was incorporated under the laws of the State of Texas on December 28, 1988, as “Houston Produce Corporation” for the purpose of importing fruit and vegetables from Latin America for sale in the United States. The Corporation’s plan to import fruit and vegetables was subsequently abandoned. On June 24, 1997, we changed our name to “Net Masters Consultants, Inc.”, as part of a plan to become a global Internet service provider. Plans to create an Internet business were discarded in October of 1999. On November 27, 2002, we changed our name to “Sona Development Corp.” as part of a corporate restructuring designed to make the Corporation more attractive to prospective business opportunities. Management has since been searching for a suitable business opportunity, to become part of the Corporation by acquisition or combination.

Should the Corporation’s stockholders reject our intended acquisition of the Sibling Subsidiaries our plan of operation will be to seek alternative business combinations or acquisitions to create value for our stockholders.

EMPLOYEES

The Corporation is a development stage company and currently has no employees. Our executive officer devotes as much time to the affairs of the Corporation as she deems necessary. Our management uses consultants, attorneys, and accountants to assist in the conduct of the Corporation’s business.

DESCRIPTION OF PROPERTY

The Corporation currently maintains limited office space for which we pay not rent. The address of the Corporation’s office is 1066 West Hastings Street Suite 2610, Vancouver, British Columbia, Canada V6E 3X2.

LEGAL PROCEEDINGS

The Corporation is currently not a party to any legal proceedings.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Corporation’s common stock is quoted on the Over the Counter Bulletin Board, a service maintained by the National Association of Securities Dealer, Inc., under the symbol, “SDVC”. Trading in the common stock in the over-the-counter market has been limited and sporadic and the quotations set forth below are not necessarily indicative of actual market conditions. These prices reflect inter-dealer prices without retail mark-up, mark-down, or commission, and may not necessarily reflect actual transactions.

                   -------------- ---------------------------- ---------------- -----------------
                       YEAR             QUARTER ENDING              HIGH              LOW
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                       2006               December 31               $0.45            $0.20
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                                         September 30               $0.65            $0.30
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                                            June 30                 $0.65            $0.20
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                                            March 31                $0.55            $0.17
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                       2005               December 31               $0.60            $0.10
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                                         September 30               $0.31            $0.18
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                                            June 30                 $0.65            $0.15
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                                           March 31                 $0.20            $0.12
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                       2004               December 31               $0.55            $0.18
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                                         September 30               $0.55            $0.19
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                                            June 30                 $0.55            $0.12
                   -------------- ---------------------------- ---------------- -----------------
                   -------------- ---------------------------- ---------------- -----------------
                                           March 31                 $0.20            $0.12
                   -------------- ---------------------------- ---------------- -----------------

Common Stock

As of January 9, 2007, there were approximately 71 stockholders of record holding a total of 11,976,705 shares of common stock. The board of directors believes that the number of beneficial owners is substantially greater than the number of record holders because a portion of our outstanding common stock is held in broker “street names” for the benefit of individual investors. The holders of the common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of the common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock.

Preferred Stock

The Corporation’s preferred stock may have such rights, preferences and designations and may be issued in such series as determined by the board of directors. No shares were issued and outstanding at January 9, 2007.

Dividends

The Corporation has not declared any cash dividends since inception and does not anticipate paying any dividends in the foreseeable future. The payment of dividends is within the discretion of the board of directors and will depend on the Corporation’s earnings, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit the Corporation’s ability to pay dividends on its common stock other than those generally imposed by applicable state law.

MANAGEMENT’S PLAN OF OPERATION

The following discussion and analysis of the Corporation’s financial condition and results of operations should be read in conjunction with the financial statements and accompanying notes and the other financial information appearing elsewhere in this proxy statement. Our fiscal year end is December 31.

Subject to stockholder approval, the Corporation intends to acquire the Sibling Subsidiaries pursuant to the terms and conditions of the Agreement. Should the Corporation’s stockholders reject our intended acquisition of the Sibling Subsidiaries our plan of operation will be to seek alternative business combinations or acquisitions that might create value for our stockholders.

The Corporation’s short term plan of operations is to complete the acquisition of the Sibling Subsidiaries. The Corporation’s long term plan of operations is to develop the operations of the Sibling Subsidiaries.

Results of Operations

During the nine month period ended September 30, 2006, we were involved in finalizing those agreements pertaining to the intended acquisition of the Sibling Subsidiaries.

This Results of Operations are based on our interim and annual financial statements prepared under US GAAP.

We expect to recognize revenues within the next twelve months of operation subject to the closing of the acquisition of the Sibling Subsidiaries and the successful development of the Sibling Subsidiaries’ activities. However, our stockholders may not approve the acquisition and, even if our stockholders do approve the acquisition, we may not be able to increase revenue from the Sibling Subsidiaries’ operations.

The Corporation has historically not been able to generate sufficient cash flow from operations to sustain our business and we may never be able to generate sufficient cash flows to sustain operations. The Corporation’s business development strategy is prone to significant risks and uncertainties certain of which can have an immediate impact on our efforts to realize positive net cash flow and deter any future prospect of growth. The Corporation’s financial condition and results of operations have depended historically on debt and equity financing from related parties.

Losses

For the period from inception to September 30, 2006, the Corporation recorded an operating loss of $3,040,445. The Corporation’s operating loss is primarily attributable to general and administrative expenses and the write down of promissory notes.

We continued to operate at a loss through fiscal 2006 due to the nature of the Corporation’s due our search for a business to acquire and we cannot determine whether we will ever generate revenues from operations. We do, however, expect to generate revenues in the event that we acquire the Sibling Subsidiaries, with the expectation that the Sibling Subsidiaries will be successful in their respective operations.

Expenses

General and administrative expenses for the period from inception to September 30, 2006 were $2,498,446. General and administrative expenses over the three month period can be attributed to legal, consulting and accounting costs. The Corporation expects that general and administrative expenses will increase as the Corporation expands its operations.

Capital Expenditures

The Corporation expended no amounts on capital expenditures for the period from inception to September 30, 2006.

Income Tax Expense (Benefit)

The Corporation has an income tax benefit resulting from net operating losses to offset any future operating profit. However, the Corporation has not recorded this benefit in the financial statements as it may not meet the accounting criteria to do so.

Impact of Inflation

The Corporation believes that inflation has had a negligible effect on operations over the past three years. The Corporation believes that it can offset inflationary increases by the continual improvement of operating efficiencies.

Liquidity and Capital Resources

The Corporation is in the development stage and, since inception, has experienced significant changes in liquidity, capital resources and stockholders’ equity. The Corporation had current and total assets of $153 as of September 30, 2006. These assets consist of cash on hand of $152 and investments valued at $1.

The Corporation had a working capital deficit of $178,343 as of September 30, 2006, as compared to a working capital surplus of $5,583 as of December 31, 2005. Amounts due to related parties increased to $157,306 at September 30, 2006, from $11,691 at December 31, 2005. We have funded our cash needs from inception through revenues and a series of debt and equity transactions, including several private placements. The bulk of these transactions have taken place outside the United States.

The Corporation’s current assets are not sufficient to conduct our plan of operation over the next twelve (12) months and thus we will have to seek further debt or equity financing to fund operations from stockholder loans or private equity placements. However, the Corporation has no current commitments or arrangements with respect to, or immediate sources of funding. Further, no assurances can be given that funding, if available would be available to us on acceptable terms. Our inability to obtain funding would have a material adverse affect on our plan of operation.

The Corporation has no current plans for the purchase or sale of any plant or equipment.

The Corporation has no current plans to make any changes in the number of employees.

Critical Accounting Policies

In Note 2 to the attached interim financial statements for the periods ended September 30, 2006 and 2005 included in this proxy statement, the Corporation discusses those accounting policies that are considered to be significant in determining the results of operations and our financial position. The Corporation believes that the accounting principles utilized by us conform to accounting principles generally accepted in the United States of America.

The preparation of financial statements requires Corporation management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis, the Corporation evaluates estimates. We base our estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities. The actual results may differ from these estimates under different assumptions or conditions.

Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140", to simplify and make more consistent the accounting for certain financial instruments. SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, to permit fair value re-measurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, “Accounting for the Impairment or Disposal of Long-Lived Assets”, to allow a qualifying special-purpose entity to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006, with earlier application allowed. The adoption of this statement is not expected to have a material effect on the Corporation’s future reported financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. SFAS No. 156 is effective for an entity’s first fiscal year beginning after September 15, 2006. The adoption of this statement is not expected to have a material effect on the Corporation’s future reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Corporation’s future reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R)". This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Corporation’s future reported financial position or results of operations.

In September 2006, the Commission issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006. The Corporation is currently evaluating the impact of adopting SAB No. 108 but does not expect that it will have a material effect on its financial position and results of operations.

Going Concern

The Corporation’s audit expressed substantial doubt as to our ability to continue as a going concern as a result of recurring losses, lack of revenue-generating activities, and an accumulated deficit which reached $3,040,445 as of September 30, 2006. The Corporation’s ability to continue as a going concern is subject to the ability of the Corporation to realize a profit from operations and /or obtain funding from outside sources. Since the Corporation has no revenue generating operations, management’s plan to address the Corporation’s ability to continue as a going concern over the next twelve months, include: (i) obtaining debt funding from private placement sources; (ii) obtaining additional funding from the sale of the Corporation’s securities; and (iii) obtaining loans and grants from various financial institutions, where possible. Although management believes that it will be able to obtain the necessary funding to allow the Corporation to remain a going concern through the methods discussed above, there can be no assurances that such methods will prove successful.

SUBSIDIARIES OF SIBLING ENTERTAINMENT GROUP, INC.

DESCRIPTION OF BUSINESS

Overview

Sibling was incorporated under the laws of the State of New York in 1995. Sibling, through its subsidiaries, is engaged in the finance, development and production of entertainment projects including plays and musicals for the live stage, independent feature films, and other entertainment projects, as well as the management of entertainment based real estate properties. Sibling’s strategy includes the coordination of synergetic elements between its subsidiaries to provide optimal development for each project or property. Each subsidiary actively pursues to identify, select, finance, develop and produce one or more unique project or properties correlating with the primary activity of that subsidiary.

Sibling is actively engaged in several new theatrical properties including the development of a new musical licensed from and in association with the Red Hat Society, Inc. (a private Nevada Corporation operating internationally with over 1.5 million members). Sibling has also formed a film fund organized to finance two or three independent films. Sibling’s theatrical management and theatrical real estate business is engaged in representing outside clients as well as managing theatrical projects and properties.

Corporate History

Sibling, formerly Amici Ventures, Inc., was organized under the laws of the State of New York in September 1995. In 1997, Sibling acquired Maxwell Entertainment, Inc., from Mitchell Maxwell and Victoria Maxwell and originally engaged in the development and production of entertainment properties including plays, musicals for the live stage, independent feature films, and other entertainment projects.

In November 1999, Sibling formed the AM Films division coincident with acquiring the broadband distribution rights to a motion picture library from Dream, LLC and began to reduce Sibling’s interest in and pursuit of the development and production of plays, musicals and films. Later, Sibling solely focused on the pursuit and distribution of motion pictures primarily over the Internet. This decision and refocus of Sibling’s operational plans away from production of live stage properties and independent feature films led to Mitchell Maxwell’s and Victoria Maxwell’s resignation as officers and directors.

In November, 1999, Sibling acquired from a party related to its former president, an exclusive license to distribute a library of approximately 150 motion pictures to render video-on-demand webcasters to distribute these titles. After several years attempting to establish secure sufficient distributors and successfully deliver Sibling’s films through direct online methods, and failing to secure necessary financing to sustain and market this emerging market, Sibling sought to refocus its business direction to other areas of the entertainment industry not burdened by increasing technological and legal barriers.

With a change in Sibling’s management and control on October 8, 2003, and management’s focus on other revenue source opportunities unrelated to video-on-demand over the internet market, the motion picture rights were terminated. This led to a return to the original core operational plan to pursue the finance and production of live-stage theatrical, independent feature films, theatrical real estate and related synergetic businesses. The change of control included the return of Sibling’s executive officers and director, Mitchell Maxwell, President and Victoria Maxwell, Vice President along with James Cardwell, CFO (together, the “Executive Employees”). The Executive Employees were and continued to be officers and directors of Sibling Entertainment, Inc., a private company engaged in similar business activities. This close association resulted in Sibling’s relocation of corporate offices and the sharing of office overhead costs including the costs and compensation of its officers and staff with Sibling Entertainment, Inc.

On May 18, 2004, Sibling Entertainment, Inc. organized Sibling Pictures, Inc., and Sibling Pictures, Inc. formed Sibling Pictures Fund, LLC, a Delaware corporation, as a wholly owned subsidiary. Sibling Pictures Fund, LLC was to serve as an investment vehicle to finance and fund two or three independent films to be produced by Sibling Pictures, Inc.

On December 22, 2004, Sibling entered into a non binding letter of intent to acquire Sibling Entertainment, Inc., which subsequently expired. Nonetheless, Sibling and Sibling Entertainment, Inc., continued to share corporate locations and overhead and to pursue their respective projects, properties and similar business operations.

In February 2005, Sibling Entertainment, Inc., and Sibling Pictures, Inc., entered into an agreement with J.P. Turner & Company LLC to promote and offer for sale to “accredited investors” interests in Sibling Pictures Fund, LLC.

On June 1, 2005, Sibling Entertainment, Inc., transferred all outstanding shares and interest in Reel Love on Film LLC and its managing member, Reel Love Productions, Inc., formed to develop, finance and produce the film “Reel Love”, to Sibling Pictures, Inc.

On June 17, 2005 Sibling entered into a share exchange agreement with Sibling Pictures, Inc., and all of the stockholders to acquire all of the issued and outstanding shares of Sibling Pictures, Inc., in consideration of the issuance of an aggregate of 10,785,000, shares of Sibling’s common stock on a basis of 60,000 Sibling shares for each share of Sibling Pictures, Inc. Sibling’s acquisition of Sibling Pictures, Inc., also included its subsidiaries, Sibling Pictures Fund, LLC, Reel Love on Film LLC and Reel Love Productions, Inc. Prior to Sibling’s acquisition of Sibling Pictures, Inc., Sibling was contracted by Sibling Pictures, Inc., to provide consulting services in exchange for fees for services in the formation of Sibling Pictures Fund, LLC, and the related negotiations with J.P. Turner & Company LLC and related ongoing matters.

On January 17, 2006, Sibling entered into employment contracts with the Executive Employees for a term of three (3) years.

•	Each agreement allows the Executive Employee’s ongoing position and association with Sibling Entertainment, Inc., except that each Executive Officer may not devote over ten (10%) percent of their professional working hours to Sibling Entertainment, Inc., and Sibling Entertainment, Inc., will not actively pursue or acquire the additional rights to any new entertainment project that is deemed competitive with the business of Sibling, except for passive investment interests, limited partnership or limited liability membership interests.

•	These agreements also reflected each Executive Employee’s position as a member of the Board of Directors of Denver Civic Theatre, Inc. (a Colorado Charitable Non-Profit Organization).

•	The agreements also reflected Mitchell Maxwell’s ownership and control of Zachwell, Ltd. and Zia, Ltd. and Victoria Maxwell’s ownership and control of Victoria Maxwell Consulting, Inc. and their continued right to own these companies that may hold investments and/or other financial arrangements, including but not limited to, royalties, net profits, fees or other arrangements for work, services or investments made in productions organized and financed prior to their engagement with Sibling.

On May 8, 2006 Sibling entered into an Addendum to the Advisory Services Agreement (original agreement dated November 4, 2005) with Moneta Capital Advisors, constituting a single integrated written agreement, when read with the Master Consulting Agreement, whereby Sibling shall deliver to Moneta a five (5) year warrant to purchase an aggregate of up to five million (5,000,000) shares of Sibling’s common stock at an exercise price equal to $0.275 per share contingent upon the successful merger or the acquisition of Sibling by the Corporation and on the further condition that Moneta provides the additional services from the Master Consulting Agreement, including additional introductions, strategic advice and recommendations as may be necessary for the successful merger or acquisition of Sibling by the Corporation. Under the contract Sibling shall additionally grant 200,000 warrants to acquire 200,000 shares of common stock at a price of $.50 per share for a period of five years. Further, under the contract Sibling shall grant Moneta up to 228,000 warrants to purchase 228,000 shares of Sibling’s common stock contingent upon Moneta raising its share of the SOFIA movie fund. This agreement terminated on August 31, 2006. However, the Corporation has agreed to permit Sibling to hold the warrants in trust to be delivered to Moneta on the closing of the Agreement.

On May 31, 2006, Sibling executed a letter of intent to acquire 80% of Dick Foster Productions, Inc. (“Foster”) and Creative Productions, Inc. (“Creative”), whereby Sibling has the option to purchase eighty (80%) percent of the issued and outstanding stock of Foster equally from Foster’ only two shareholders, Dick Foster and Lynne Foster, subject to a definitive acquisition agreement to be negotiated and executed by the parties.

•	Prior to the closing date, Foster shall acquire 100% of the issued and outstanding stock of Creative.

•	Under the terms stated in the letter of intent, Sibling shall pay a total of seven million two hundred thousand ($7,200,000) dollars less any deposits previously paid.

•	Dick Foster, Lynne Foster, and David Gravatt shall be given employment agreements upon the closing that shall include health insurance, automobile leases, and salary for each employee.

On September 6, 2006, Sibling signed an amendment to the letter of intent to pay an additional deposit of $50,000 as a sign of good faith in the negotiations and completion of the definitive agreement with Foster and Creative carrying forward the same terms as stated above. As of the date of this filing the definitive agreement has not been signed. Sibling expects to sign the definitive agreement in the near future and close on or before February 28, 2007.

The Sibling Subsidiaries are as follows:

        ----------------------------------------------- ---- -------------------- ---- -------------------------
                     Subsidiary                                   State of                     Date of
                                                                Incorporation                 Formation
        ----------------------------------------------- ---- -------------------- ---- -------------------------
        ----------------------------------------------- ---- -------------------- ---- -------------------------

        Sibling Music Corp.                                       Delaware                     June 9, 2006

        Sibling Pictures, Inc.                                    Delaware                     May 18, 2004

        Reel Love on Film LLC                                     New York                  October 8, 2002
        (subsidiary of Sibling Pictures, Inc.)

        Reel Productions, Inc.                                    New York                  October 8, 2002
        (subsidiary of Sibling Pictures, Inc.)

        Sibling Theatricals, Inc.                                 Delaware                     June 9, 2006

        HATS! Holding, Inc.                                       Delaware                     June 9, 2006
        (subsidiary of Sibling Theatricals, Inc.)

        Sibling Properties, Inc.                                  Delaware                     June 9, 2006

        ----------------------------------------------- ---- -------------------- ---- -------------------------

Current Operations

The Sibling Subsidiaries are currently engaged in the following:

•	“HATS! – A Musical for the Rest of Your Life” a new musical based on the ideas and philosophies of the Red Hat Society, opened in Denver, Colorado at the New Denver Civic Theatre on October 7, 2006 through an exclusive license with the Red Hat Society to develop and produce HATS! including sequels and future home video, pay-per-view events and DVD recordings.

•	the ongoing negotiations with Harrah’s Entertainment, Inc. and one or more of its properties including Harrah’s New Orleans to open additional companies of HATS! beginning in January 2007 in New Orleans and other participation in licensing rights of the trademarks associated with HATS! and the selling of HATS! merchandise throughout Harrah’s.

•	the ongoing negotiations with the world-renowned comedian and entertainer Jerry Lewis for the development of a new musical based upon his book “DEAN & ME,” a story of his life with Dean Martin.

•	the ongoing negotiations with Mr. Angel, Inc., a Colorado corporation, to develop and produce a new musical entitled "Hallelujah! Mr. Angel" written by Marcia Dodge and Anthony Dodge and composed by Morris Bernstein. The controlling interest of Mr. Angel, Inc. is held by Richard Bernstein, a director and officer of Sibling.

•	the ongoing negotiations with Bernstein Corporations Entertainment, Inc., doing business as Finer Arts Records, to produce the cast album of HATS! in November 2006. The controlling interest in Bernstein Corporations Entertainment, Inc. is held by Richard Bernstein, a director and officer of Sibling.

•	the ongoing negotiations with Bernstein Corporations Entertainment, Inc. to acquire the intellectual properties, label imprint (Finer Arts Records and TransWorld Records, M Bernstein Music Publishing ASCAP, Bernstein Artists Management) and related artist recording contracts and record/music CD inventory to be made part of Sibling Music Corp, a wholly owned subsidiary Sibling.

•	the ongoing negotiations with Base Entertainment, Inc. and Stomp Las Vegas Company to produce the show STOMP in Las Vegas at the Planet Hollywood Hotel & Casino in Spring 2007.

•	an option to produce REEL LOVE as a feature film.

•	the ongoing negotiations with URL Productions, Inc. to co-produce “ONCE AROUND THE SUN” for Broadway.

•	an investment in the residual income from the future off-Broadway production income and the subsequent exploitation of musical “ONCE AROUND THE SUN” originally co-produced between with URL Productions, Inc. and SEI:

•	the development of an independent film production business through the acquisition of Sibling Pictures, Inc., and its subsidiaries Sibling Pictures Fund, LLC, Reel Love on Film LLC, and Reel Love Productions, Inc.

•	the management agreements with regional not-for-profit and professional theatres companies including the Denver Civic Theatre, Inc., a not-for-profit organization, for which the Executive Employees and, Richard Bernstein also serve as members of its board of directors.;

•	the management agreements with independent theatrical and/or film production companies including or the acquisition of, or management of theatrical real estate;

•	the financial consulting agreement with Sibling Entertainment, Inc., and Sibling Pictures, Inc., led to the acquisition of

•	Sibling Pictures, Inc., and its subsidiaries.

•	the procurement of additional consulting arrangements

•	the alliances with companies that currently possess beneficial rights or agreements including:

•	an alliance with Mechanic Street Productions, Inc. to finance and produce one or more independent feature films including the finance and co-production independent films financed by the Sibling Pictures Fund, LLC and/or other similarly organized film funds.

•	an ongoing relationship with Sibling Entertainment, Inc.

The Sibling Subsidiaries plan to coordinate the efforts between film, theatre, real estate, management and music publishing follow the natural synergies that exist between the various industries and their components. It is difficult to develop a new theatrical project without securing the venue, and owning sufficient theatres provides the ability for a production company combined with a theatre owner to assure a production access needed to advance a commercial project. The business plan of the Siblings Subsidiaries includes the intent to own theatrical production that will be presented in its own theaters, whereby the production will be able to rent venues creating a source of sustainable income.

As both a theatre owner/manager and the presenter of original works, the long-term income derived from the licensing of literary rights will benefit Sibling in two ways. Many literary works developed for the stage may also have potential as a feature film and access and acquisition cost barriers are reduced with a common producer of both film and theatre are united. As Sibling develops a management company for both real estate and theatrical productions, Sibling will be able to secure additional revenue sources common to the industry.

Another natural synergy of the theatrical and movie industry includes music publishing originated or released in association with a musical or a movie. As Sibling develops, Sibling will continue to seek partners and potential companies for acquisition within the recording and music publishing industry.

Opening of HATS! at the New Denver Civic Theatre

The first performance of HATS!, produced by Hats Denver LLC, took place on October 7, 2006 followed by the official “premiere” on October 11, 2006 at the New Denver Civic Theatre (“DCT”), a related company. The DCT reported that this production of HATS! has broken box office records for DCT, received great reviews, and attracted audiences from numerous states during its first four performances. The sole investor of Hats Denver LLC is Sibling Theatricals, Inc., a wholly owned subsidiary of Sibling. The managing member of Hats Denver LLC is Hats Holdings, Inc. (a company organized to license HATS! and related merchandiser and other rights around the world). Hats Holdings, Inc. is a wholly owned subsidiary of Sibling Theatricals, Inc.

Competition

The Sibling Subsidiaries’ business is highly competitive. Sibling’s largest competitors are heavily financed and include theater owner groups such as the Shubert and Nederlander theaters and the “Major Studios”. Sibling’s competitive position in the theatrical real estate, live-stage theatre and film industries shies away from the largest competitors. Sibling’s position working within mid-range sized theater venues and with independent films provides the most strategic and beneficial advantages provided to Sibling’s operations and business plan. Sibling’s is able to maintain a competitive position based upon the industry contacts Sibling maintains, the high level of quality, the development for new works, and upon the talent Sibling’s can recruit in working towards producing a quality final product.

Sibling’s relationships with other industry professionals, such as producers, box office personnel, general managers, company managers and public relations firms, nurtured over the years, facilitates the services Sibling provides and products Sibling produces.

Sibling believes that its officers, Mitchell Maxwell and Victoria Maxwell, have built a highly regarded reputation for quality products and services, and a comprehensive knowledge of the film and theatre businesses. The Maxwell’s expertise enables them to offer opinions as to what is appropriate for each project Sibling develops or client Sibling provides services for. This enables the Maxwell’s to sell the appropriate shows, plan into future periods and consult with knowledgeable film and theatre people.

Marketability

Suppliers

As the Sibling Subsidiaries are in the business of theater management, theatrical consulting, and the production of live-stage theater and independent films, the Sibling Subsidiaries gather solicited scripts from playwrights and screenwriters and seeks out theaters and theatrical productions which might make use of Sibling’s management and consulting services. For those business divisions where Sibling creates a final product (a film or theatrical production) for consumers, the only supplier would be those individuals or third parties that write the scripts that Sibling would purchase or option. Sibling’s business does not rely on suppliers to deliver raw materials or a finished product.

Customers

The Sibling Subsidiaries currently derive revenue from two sources, but is looking to expanding its sources of income and plans to further develop its current operations. The Sibling Subsidiaries are not dependent upon one or a few major customers. The entertainment industry provides revenue sources that include ticket sales for theatrical productions produced and income derived from interests in productions, consulting fees from theaters, management fees from theaters, financing and management fees from investors and/or investment funds set up to fund productions, and from film distributors who would purchase a film in its finished form. The theatrical industry of Broadway limits the Sibling Subsidiaries ability to secure a theater from one of only three major theater owners. Within the film industry the sources and outlets for sales is not limited to one of a few buyers.

Industry Analysis

The Sibling Subsidiaries entertainment business plan encompasses several different specific industries unique within their own disciplines including the Sibling Subsidiaries primary production commercial “for-profit” of live-theatre for Broadway, plus other regional productions in professional theatres, the production of independent feature films, the management and ownership of live-stage theatrical real estate venues and the consulting of “not-for-profit” and professional theatres.

The following is a brief overview of the different industry venues in which the Sibling Subsidiaries intend to operate or has commenced operations.

Theatre

Live commercial theater business has historically been centered in New York City (Broadway and Off- Broadway) and London’s West Side. Over the last several decades, the theater business in North America has grown rapidly in markets outside New York City (“touring markets”) as well as numerous independent professional theatres for the production of smaller “sit-down” productions. In addition, the numbers of new not-for-profit theatre companies, as well as large scale performing arts centers, has allowed the industry a steady growth in all aspects of the theatrical industry. “Broadway” productions contribute over $4.3 billion to the NYC economy each year from over $771 million in box office grosses.

New York Theatrical Industry. Management of the Sibling Subsidiaries believes that it will acquire and develop productions for both Broadway and Off-Broadway based upon the experience of Sibling’s principal officer’s prior history that developed and produced several prior Broadway and Off-Broadway productions. Almost all productions presented for the stage are financed and capitalized in private and/or public offerings for with a “single purpose” limited partnership or limited liability corporation. As a producer, Sibling would normally act as a general partner or managing member and seek to receive a share of income and monies from several key areas customary to the theatrical industry including:

•	Producer fees — budgeted fees paid in the development, management and production a play or musical, or other live-stage event. Such fees are commensurate with the size of the budget.

•	Office fees — weekly fees paid to contribute and support the costs of a producer’s office and overheads.

•	Royalties — a percentage of the adjusted gross box office receipts paid weekly from the weekly operating budget.

•	Net Profits — a percentage of net profits paid after full recoupment of the capitalization is returned to the investors. Profits for an original production may include participation from other sources outside of New York derived from subsidiary rights, licensing fees, media rights and other publishing rights attached to company formed to present the original production.

•	Other Fees — other reimbursable amounts chargeable to productions, or fees paid for consulting services during the development of a new play or musical.

New theatres and the “rebirth” of the Time Square area of New York City as well as the subsequent tourism increases have promised more interest and business in theatre. Assuming that the level of tourism and theatre attendance and total box office grosses continues to increase, all of these influences, changes and product development taking place including the ongoing changes in Times Square, the participation of the business giants and the promotion of all of live entertainment can only affect the Sibling Subsidiaries positively.

The primary real estate owners of Broadway theatres is possessed by three owners, the Shubert Foundation managed by the Shubert Organization, Inc., the Nedelander Producing Company of America, Inc., and Jujamcyn Theatres. The theatrical industry in New York extends beyond Broadway and is also supported by an ever growing number of Off-Broadway theatre and theatrical companies providing opportunities for both the development of new works as well as a source of revenue for production companies. Most Off -Broadway theatres are independently owned by single theatre owners, not-for-profit companies and a growing number of companies owning more than one theatre, such as Dodger Stage Holding Theatricals, Inc. The number of operating theatres has grown from less than 10 in 1985 to over 80 significant Off -Broadway theatres and performance spaces in 2004. The number of not-for-profit theatre companies renting space and producing shows in addition to commercial producers has increased to over 400 companies.

Regional Professional and “not-for-profit” Theatre Industry. Management of the Sibling Subsidiaries believes that the growth and continued strength of the regional professional and “not-for profit” theatres through the United States will play a strategic roll in the Sibling Subsidiaries growth. There are many lesser known productions and smaller productions, as well as National Tours of Broadway and Off-Broadway productions that the Sibling Subsidiaries can derive participation as a producer similar to the fees and income derived as a Broadway or Off- Broadway producer. This sector of the industry has lower capitalization costs and through the proper selection of shows can provide with additional income. In addition, the development of new works bound for Broadway and Off-Broadway is difficult to achieve without the Sibling Subsidiaries ability to successfully test early versions of new works in regional theatres.

An estimated 30 million tickets are sold by not-for-profit and professional theaters per year. The number of tickets sold from not-for-profit theatres amount to over 21 million tickets. The number of not-for-profits theatres has steadily grown over the last several decades. In 1961, there were approximately, 16 not-for-profit theatre companies. Today this number has grown to 1,200 companies. From approximately 363 larger theatres, the attendance was over 21 million with total income of over $961 million producing over 4,787 productions and 81,828 performances. The interaction between commercial for-profit production companies and not-for-profit theaters is key to the development of new works for both Broadway and other regional productions. The market has increasingly focused on musicals, which account for the majority of the tickets sold in a season. A substantial component of the total tickets sold is purchased by group theatre-goers that purchase tickets annually. As a result of both growth and the annual need of group buyers, the market demand for new product (both revivals and new musicals) has increased.

Theatre Management. Within the theatrical management industry, both the real estate of theatres and the productions are managed. Due to the complexities of Broadway and Off-Broadway productions, almost all productions have contracts with management companies to assist producers in the day-to-day affairs. Some production companies have both a production division and a general management division to provide the distinct responsibilities assigned to each area of their profession. A portion of the income derived by general management fees is paid as a part of the capitalization of a project and additional fees paid weekly through the run of a show.

In addition, the ownership of theatres imposes demands of its owners between staffing, their management and the selection of shows that will be allowed to perform within its space(s). In addition, authors and composers seeking to develop their works frequently consult both producers and general managers to assist them in the process of producing or coordinating the process of development to the ultimate commercial production on Broadway. Many not-for-profit theatre and other professional theatres have outside consultants to assist in the management of the theatres as well as planning and seeking literary properties and enhancement financing to allowing regional theatres to participate in the development of a Broadway bound production. Sibling’s management believes that both current contracts to consult theatres and attempts to secure additional contracts will be achieved.

Film

Management of the Sibling Subsidiaries intends to acquire and develop feature films as an independent producer. Almost all film productions are financed and capitalized in private and/or public offerings for a “single purpose” limited partnership or limited liability corporation. As a producer, the Sibling Subsidiaries would normally act as a general partner or managing member and seek to receive a share of income from several key areas customary to the film industry including:

•	Producer fees — budgeted fees paid in the development, management and production a movie. Such fees are commensurate with the size of the budget.

•	Office fees — fees paid to contribute and support the costs of a producer’s office and overheads during the production of a movie.

•	Royalties — a percentage paid from a movie’s box office grosses after all print and advertising fees and other deferred fees are paid. In many cases, these amounts are not paid due to a complete buyout by distributors.

•	producer will attempt to sell the film to a distributor in excess of the cost of the film. A producer will receive a percentage of this excess as profits. In addition, the purchasing distributor may also provide additional profits from its own earnings increasing the earnings potential of a producer.

•	Other Fees — other reimbursable amounts chargeable to productions, or fees paid for consulting services during the development of a new movie.

The business of the motion picture industry in the United States may be broadly divided into two major segments: (i) production, involving the development, financing and making of motion pictures, and (ii) distribution, involving the promotion and exploitation of completed motion pictures in a variety of media.

Historically, the largest companies, or the so-called “Majors” or “Major Studios,” have dominated the motion picture industry by both producing and distributing in the United States a majority of those theatrical motion pictures which generate significant box office receipts. Over the past decade, however, “Independents” – smaller film production and distribution companies — have played an increasingly significant role in the production and distribution of motion pictures to fill the increasing worldwide demand for filmed entertainment product.

The Majors include 20th Century Fox, Paramount Motion Pictures, MGM Motion Pictures, Columbia Pictures, Columbia Tri-Star Films, Sony Pictures Entertainment, United Artists, Universal Studios, Dreamworks SKG, Dreamworks Animation, New Line Cinema, Warner Brothers Movies, Walt Disney Pictures, Universal Studios, amongst others. Generally, the Majors own their own production studios (including lots, sound stages and postproduction facilities), have a nationwide or worldwide distribution organization, release pictures with direct production costs generally ranging from $10 million to $50 million, and provide a continual source of pictures to film exhibitors. In addition, some of the Majors have divisions, which are promoted as Independent distributors of motion pictures. These Independent divisions of Majors include Miramax Films (a division of the Walt Disney Company) and Sony Classics (a division of Sony Pictures).

The Independents typically do not own production studios or employ as large a development or production staff as the Majors. Further, the Independents typically produce fewer motion pictures at substantially lower average production costs than the Majors.

Patents, Trademarks, Licenses, Franchises, Concessions,

Royalty Agreements and Labor Contracts

The Sibling Subsidiaries have no patents, trademarks, franchises, or concessions associated with their respective businesses. Sibling is not subject to any labor contracts.

The Sibling Subsidiaries have an exclusive license with the Red Hat Society to develop and produce HATS!

The Sibling Subsidiaries have an investment in the residual income from the future off-Broadway production income and the subsequent exploitation of musical “ONCE AROUND THE SUN”.

Governmental Regulation

The Sibling Subsidiaries are subject to local, state and national taxation. As of September 30, 2006 all of the titles licensed to date have been rated by the Motion Picture Association of America (“MPAA”). At the time of this filing, no further regulation, either industry or government sponsored is applicable to the Sibling Subsidiaries’ business plan.

Environmental Regulation

The Sibling Subsidiaries are not currently affected by compliance with any environmental laws.

Research and Development

The Sibling Subsidiaries research and development efforts are centered in identifying and acquiring rights to quality live-stage theatrical and film content. Other than the costs associated with the Sibling Subsidiaries search for new scripts, the Sibling Subsidiaries development costs are limited to option fees for the right to produce a play, musical or feature film. Development costs associated with the Sibling Subsidiaries new work are recouped at the time a project is finances for either a “development” production or “full production”, except for those projects abandoned in the development process.

Within the entertainment industry, there is no shortage of sources of projects being presented to the Sibling Subsidiaries. The responsibility of the Sibling Subsidiaries is to select a script that in the opinion of management is quality and contains and potential for critical and financial success and that would be owned by the Sibling Subsidiaries.

Employees

The Sibling Subsidiaries have 5 employees. The Sibling Subsidiaries also use consultants, attorneys, and accountants as necessary.

DESCRIPTION OF PROPERTY

The Sibling Subsidiaries maintain office space at 511 W. 25th St, NY, NY 10001. This space is shared with Sibling Entertainment, Inc., who is the leasee of the space, and to whom Sibling pays $1,650 per month towards an agreement with Sibling Entertainment, Inc., for its share of the office rent. The Sibling Subsidiaries expect to continue to have no difficulty in securing and renting the current space.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

There is no trading market for the securities of Sibling or the Sibling Subsidiaries. At January 9, 2007 there are approximately 400 shareholders of Sibling holding 33,706,772 outstanding shares. The Sibling Subsidiaries are wholly owned by Sibling.

Sibling’s has not declared any dividends since inception, and has no present intention of paying any cash dividends on Sibling’s common stock in the foreseeable future. The payment of dividends, if any, in the future, rests within the discretion of Sibling’s board of directors and will depend, among other things, upon Siblings earnings, capital requirements and financial condition, as well as other relevant facts.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The following discussion and analysis of Sibling’s financial condition and results of operations should be read in conjunction with the financial statements and accompanying notes and the other financial information appearing elsewhere in this proxy statement. Sibling’s fiscal year end is June 30, 2006.

Sibling has not been able to generate sufficient cash flow from revenues to fund all necessary operations. Therefore, revenue may not provide sufficient cash flows in the near term to sustain operations. Should Sibling be unable to generate sufficient revenues, it will seek financing through alternative sources, though there is no assurance that such efforts, if necessary, would be successful.

Sibling’s current financial condition and results of operations depend primarily on revenue generated from consulting fees and executive producer fees from related companies Sibling has a limited history of generating revenue that cannot be viewed as an indication of continued growth or a historical record of incurring losses. Should Sibling be unable to consistently generate revenue to the point where it can realize net cash flow, such failure will have an immediate impact on its ability to continue its business operations.

Business Strategy

Sibling’s business development strategy is prone to significant risks and uncertainties that can have an immediate impact on efforts to realize net cash flow and deter future prospects of revenue growth. Sibling’s business plan is to expand the theatrical management and real estate business and produce more live-stage theater productions and independent films.

Results of Operations

During the three month period ended September 30, 2006, Sibling was involved with its business plan and with activities pursuant to the close of the Agreement. Sibling has realized revenues from consulting services and producer fees.

The following Results of Operations are based on the interim and annual financial statements prepared under US GAAP.

The Sibling Subsidiaries expect to increase revenues within the next twelve months of operation subject to the continuation of its activities. However, the Sibling Subsidiaries can provide no assurance that such activities will ever produce sufficient revenues to cover operational costs. Should the Sibling Subsidiaries be unable to realize increase revenues, they will most likely continue to operate at a loss.

In the near term, the Sibling Subsidiaries will not be able to generate sufficient cash flow from operations to sustain their business and there can be no assurance that the Sibling Subsidiaries will ever be able to generate sufficient cash flows to sustain operations. The Sibling Subsidiaries’ business development strategy is prone to significant risks and uncertainties certain of which can have an immediate impact on their efforts to realize positive net cash flow and deter the prospect of revenue growth.

Revenues

Revenue for the quarter ended September 30, 2006 was $26,444 as compared to $49,450 for the quarter ended September 30, 2005, a decrease of 47%. The decrease is due to a lack of executive producer fees.

Revenue for the year ended June 30, 2006 was $153,629 as compared to $96,167 for the year ended June 30, 2005, an increase of 60%. The increase is due to an increase in fees from providing consulting services to the DCT (currently $8,775/month, starting in August 2005, and previously $6,900/month and during the three months ended March 31, 2005) and from an increase in executive producer fees.

General and Administrative Expenses and Production Expenses

Expenses for the quarter ended September 30, 2006 were $715,473 as compared to $220,482 for the quarter ended September 30, 2005, an increase of 225%. This increase was attributable to an increase in both general and administrative expenses and production expenses.

Expenses for the year ended June 30, 2006 were $1,362,271 as compared to $389,592 during the year ended June 30, 2005, an increase of 250%. This increase was attributable to an increase in both general and administrative expenses and production expenses. The increase in general and administrative expenses was due to payroll expenses of approximately $174,856 during the year ended June 30, 2006, which Sibling did not incur during the year ended June 30, 2005. The Sibling Subsidiaries expect that general and administrative expenses will increase as the Sibling Subsidiaries expand operations.

Depreciation expenses for the years ended June 30, 2006 and 2005 were $747 and $533, respectively.

Net Loss

Net loss is determined after the provision for minimum taxes at statutory rates between periods. The net loss for the period ended September 30, 2006 was $698,514 compared to $171,816 for the period ended September 30, 2005, an increase of 307%

The net loss for the year ended June 30, 2006 was $1,444,614 compared to $298,584 for the year ended June 30, 2005, an increase of 384%, which is due to significantly higher general and administrative expenses. Other factors include payroll expenses of approximately $174,856 for the year ended June 30, 2006, which Sibling did not incur in the year ended June 30, 2005.

Capital Expenditures

Sibling spent no amounts on property and equipment for the periods ended September 30, 2006 and 2005, and the years ended June 30, 2006 and 2005.

Income Tax Expense (Benefit)

Sibling has an income tax benefit resulting from net operating losses to offset any future operating profit.

Impact of Inflation

Sibling believes that inflation has had no effect on operations since inception due.

Liquidity and Capital Resources

Sibling had current assets of $456,586 as of September 30, 2006. These assets included cash on hand of $150,742, amounts due from related parties, advances, receivables. Sibling had total assets of $3,868,901 as of September 30, 2006. These assets included the current assets as well as goodwill totaling $2,779,624, deposits, production development costs of $474,491, and investments in related companies. Net stockholders equity in Sibling was $3,341,465 at September 30, 2006. Cash flows used in operating activities were $473,723 for the period ended September 30, 2006. Cash flows used in operating activities were $151,567 for the period ended September 30, 2005. The increase is due to an increase in net losses and the realization of accrued expenses.

Cash flows used in operating activities were $888,418 for the year ended June 30, 2006. Cash flows used in operating activities were $183,481 for the year ended June 30, 2005. The increase is primarily due to an increase in net losses

Cash flows used in investing activities were $506,468 for the period ended September 30, 2006. Cash flows used in investing activities were $88,003 for the period ended September 30, 2005. The increase is primarily due to an increase in production development costs.

Cash flows used in investing activities were $467,277 for the year ended June 30, 2006. Cash flows used in investing activities were $343,731 for the year ended June 30, 2005. The increase is primarily due to the realization of production development cost outlays and deposits.

Cash flows from financing activities were $1,083,466 for the period ended September 30, 2006. Cash flows from financing activities were $255,107 for the period ended September 30, 2005. The increase in cash flows from financing activities is primarily due to the realization of proceeds from issuance of debentures and the increase in proceeds from issuance of common stock.

Cash flows from financing activities were $1,379,567 for the year ended June 30, 2006. Cash flows from financing activities were $550,808 for the year ended June 30, 2005. The increase in cash flows from financing activities is primarily due to proceeds from issuance of common stock.

As of September 30, 2006, Sibling has loaned the New Denver Civic Theatre (“DCT”), a related company, an aggregate of $132,800, bearing an interest rate of eight (8%) percent. Sibling loaned DCT $65,000 in the three months ended September 30, 2006. On October 4, 2006, Sibling entered into a loan agreement with DCT whereby Sibling loaned $10,000, bearing an interest rate at eight (8%) percent and payable on demand.

Sibling’s cash requirements are limited to the costs of maintaining Sibling’s share of office and utility bills, and fixed management office expenses. Sibling expects to use cash for working capital purposes.

Sibling anticipates a modest capital requirement for identifying and negotiating additional live-stage theater and film productions as Sibling plans to acquire those rights in exchange for Sibling’s common stock.

Sibling’s present marketing methods will continue; however, should Sibling require significant additional financial resources for future expansion, Sibling may seek to obtain them through public or private equity offerings. Sibling will also need to seek additional capital to sustain operations if Sibling is unable to earn income. If Sibling seeks to obtain additional funding, there can be no assurance that Sibling will be successful in raising a sufficient amount of additional capital or in internally generating a sufficient amount of capital. If Sibling is unable to generate the required amount of additional capital, Sibling’s ability to meet its obligations and to continue its operations may be adversely affected. No specific plans exist for such financings at this time.

Sibling believes its current assets are insufficient to conduct its minimum plan of operation over the next twelve (12) months. No assurances can be given that additional funding as needed will be available on acceptable terms or available at all. Sibling’s inability to obtain funding would have a material adverse affect on Sibling’s business plan.

Sibling has no current plans for the purchase or sale of any properties or equipment.

Sibling has no current plans to make any changes in the number of employees.

Going Concern

Sibling’s most recent audit expressed doubt as to Sibling’s ability to continue as a going concern as a result of insufficient revenue generating activities and a deficit accumulated during the development stage which amounted to $1,898,886. Further, Sibling experienced a net loss of $1,444,614 for the year ended June 30, 2006. Sibling will need additional resources to finance its future operations, including compliance with Commission reporting requirements. The continuation of Sibling’s operations is dependent upon the continuing financial support of creditors and stockholders, obtaining short and long term financing, and achieving profitability. These conditions and dependencies raise substantial doubt about Siblings ability to continue as a going concern.

Management’s plan to address Sibling’s ability to continue as a going concern, include successfully developing its projects and obtaining additional debt financing on an inter-company basis to continue the development of additional projects. The successful outcome of these activities cannot be determined at this time, and there is no assurance that, if achieved, that Sibling would then have sufficient funds to execute its intended business plan or generate positive operating results.

PROPOSAL 3

ELECTION OF FOUR DIRECTORS

The Corporation’s directors are to be elected annually by the stockholders to serve until the following annual meeting and until their respective successors have been duly elected. Our bylaws have recently been amended to provide that the number of directors comprising the whole board of directors shall be five (5), which number may be increased or decreased from time to time by a further amendment to the by-laws

Pursuant to the Agreement, the board of directors of the Corporation nominates four individuals for election as directors. If this proposal is approved by the stockholders at the Special Meeting, the directors will immediately begin serving in their positions, and the names of the new directors will be included in a Public Information Report that will accompany the next filing of the annual franchise tax report with the Secretary of State of Texas.

Required Vote

Approval of these nominees requires affirmative vote of a majority of the votes cast at the meeting, assuming a quorum is present. Approval also requires the approval of Proposal 1 and Proposal 2. Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

FURTHER INFORMATION REGARDING PROPOSAL 3

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Current Director

The following director is not standing for election as director but will serve until the next annual meeting or until such time as the nominees are elected subject to stockholder approval of the Agreement:

                 ------------------------------- ------- --------------------------------------------
                              Name                Age                     Position
                 ------------------------------- ------- --------------------------------------------
                 ------------------------------- ------- --------------------------------------------
                 Nora Coccaro                      49    Chief Executive Officer, Chief Financial
                                                         Officer, Principal Accounting Officer, and
                                                         Director
                 ------------------------------- ------- --------------------------------------------

Nora Coccaro was appointed to the Corporation’s Board of Directors on January 15, 2000 and currently serves as the Corporation’s sole director and executive officer.

Ms. Coccaro attended medical school at the University of Uruguay before becoming involved in the management of public entities. Ms. Coccaro serves as (a) an officer and director (December 2005 to present) of Newtech Resources, Inc., an OTC:BB quoted company without operations, (b) an officer and director (February 2004 to present) of Solar Energy Limited an OTC: BB quoted company involved in the development of alternative sources of energy, (c) an officer and director (April 1999 to present) of Healthbridge, Inc., an OTC: BB quoted company previously involved in manufacturing and marketing of medical waste sterilization and disposal technologies, and (d) an officer (October 2003 to present) and a director (October 2003 to November 2003) of ASP Ventures Corp., an OTC: BB quoted company without current operations. Ms. Coccaro has also served as (a) an officer and director (February 2000 to January 2004) of OpenLimit, Inc., an OTC: BB quoted company involved in credit card encryption technology, (b) a director (1998 until May 1999) of Americana Gold & Diamond Holdings, Inc., an OTC: BB quoted company without current operations, and (c) an officer and director (1997 until 1999) of Black Swan Gold Mines, a Toronto Senior Listing company with diamond exploration activities in Brazil. Since September 1998 Ms. Coccaro has also acted as the Consul of Uruguay to Western Canada.

Nominees

The following nominees are standing for election as directors and will serve until the next annual meeting and until such time as a successor is elected and qualified:

                 ------------------------------- ------- --------------------------------------------
                              Name                Age                     Position
                 ------------------------------- ------- --------------------------------------------
                 ------------------------------- ------- --------------------------------------------
                 Mitchell Maxwell                  54    Chairman of the Board of Directors
                 ------------------------------- ------- --------------------------------------------
                 ------------------------------- ------- --------------------------------------------
                     Victoria Maxwell              43    Director
                 ------------------------------- ------- --------------------------------------------
                 ------------------------------- ------- --------------------------------------------
                 James Cardwell                    46    Director
                 ------------------------------- ------- --------------------------------------------
                 ------------------------------- ------- --------------------------------------------
                 Richard Bernstein                 53    Director
                 ------------------------------- ------- --------------------------------------------

Mitchell Maxwell has been involved in the entertainment business for over twenty-five years and has produced seven Broadway shows, twenty-seven Off-Broadway shows, four national tours, three West End shows and five independent films. He has built five entertainment companies, owned and operated two successful New York City restaurants, owned and operated three Off-Broadway theatres, and recently joined the board of directors of the DCT, while being instrumental in its re-birth. He currently serves as President of Sibling Entertainment, Inc. and as Chairman of the DCT in Denver, Colorado.

His productions have been honored with nominations for 10 Tony Awards, 6 Olivier Awards, 15 Outer Critics Circle Awards, 9 Drama Desk Awards and 3 Obie Awards. They have won the Tony, Drama Desk, Outer Critics Circle, and Obie Awards, as well as the 2000 Pulitzer Prize for Drama. Currently, his company, Sibling Entertainment, Inc., is one of the producers of “Brooklyn” which ran on Broadway in 2004.

Mr. Maxwell is a graduate of Tufts University where he is currently an adjunct professor.

Victoria Maxwell has been involved in the entertainment business for twenty years. As producer of numerous theatre and film projects, she has worked with an elite roster of including Matthew Arkin, Christine Baranski, Ellen Barkin, Betty Comden, Dana Delany, Olympia Dukakis, Ron Eldard, Lisa Emery, Corey Feldman, James Gandolfini, Victor Garber, Adolph Green, Robert Klein, Nathan Lane, Anthony LaPaglia, Jerry Lewis, Donald Margulies, Penny Marshall, Rob Marshall, Jerry Mitchell, Rob Morrow, Kevin Nealon, Bebe Neuwirth, Jack O’Brien, Sarah Jessica Parker, Faith Prince, Paul Rudnick, Budd Schulberg, Patrick Stewart, Daniel Sullivan, Steven Weber and Sigourney Weaver.

Her productions have been honored with nominations for Tony Awards, Olivier Awards, Outer Critics Circle Awards, Drama Desk Awards and Obie Awards. Her shows have won the Tony, Drama Desk, Outer Critics Circle, and Obie Awards as well as the 2000 Pulitzer Prize for Drama.

Ms. Maxwell produced a controversial, groundbreaking independent film that broke box office records, she was an executive producer for cast albums for five of her projects and she co-founded three entertainment companies. Many projects are the result of creative and business collaboration with her brother, Mitchell Maxwell — and since 2001, as co-founder and Vice President of Sibling Entertainment, Inc. Currently, she is also on the Advisory Board of the WET Theatre Company, is the Creative Consultant for the Stamford Center for the Arts and a member of the Board of Directors of the DCT.

James “Jay” Cardwell has been the Chief Financial Officer of Sibling Entertainment, Inc., since 2002. He is also the Executive Director and Board Member of The Denver Civic Theatre, Inc. Before joining Sibling Entertainment, Inc., Cardwell was the Deputy Director (1999-2001) of the National Jazz Museum in Harlem (NJMiH, a new Smithsonian Institution Affiliate). At NJMiH, he was in charge of developing all master business plans, including real estate development, feasibility studies, marketing, financial development of its new museum.

In 1985, James Cardwell launched his theatrical career as the Associate Producer of the original production of the musical NUNSENSE that ran over 14 years in New York. Some of his other theatrical credits include the critically acclaimed musical The Last Session and Monsoon Christmas (a NAACP Image Award recipient).

Previously, Mr. Cardwell was a consultant to Denstu, Inc., providing consulting services to their interest in the theatrical industry.

Prior to his theatrical career Mr. Cardwell was a senior CPA consultant (1981-1984) with Arthur Andersen & Co. in St. Louis.

Richard Bernstein is a veteran of the entertainment industry for over 20 years as a successful artist manager, booking agent, record producer, and a theatrical stage producer. He is the owner of several night clubs working with star talent including Linda Ronstadt, Steve Martin, Englebert Humperdinck, Dolly Parton, Joan Rivers, Don Rickles, Sam Harris, Willie Nelson, James Brown, Elliot Gould, Sister Sledge, Cliff Richard, Roy Clark, and Tim Weisberg. Mr. Bernstein has received numerous Grammy Awards nominations for his productions of national recording artists.

Family Relationships

Mitchell Maxwell and Victoria Maxwell are siblings, and have been business partners in the film and theatre industries for years.

Involvement in Certain Legal Proceedings

During the past five years, none of our directors, executive officers, promoters, control persons, or nominees has been:

•	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Number of Board Meetings

During the year ended December 31, 2005, our board of directors had no meetings, as we currently have only one director. However, our director did approve numerous board resolutions during that period.

Security Holder Communications with the Board of Directors

The board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact the board of directors, or, when we have more than one director, any of the members of the board of directors, by mail or electronically. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Secretary” at Sona Development Corp., 1066-2610 West Hastings Street, Vancouver, British Columbia Canada V6E 2K3.

All communications received as set forth in the preceding paragraph will be opened by the Corporation’s Secretary for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board of directors or any group or committee of directors, the Corporation’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Policy With Regard to Board Members’ Attendance at Annual Meetings

It is the Corporation’s policy that members of the board of directors are invited and encouraged to attend all of the Corporation’s annual meetings. The Corporation had no annual meetings during the year ended December 31, 2005 or during the nine month period ended September 30, 2006.

Board of Directors Committees

The board of directors has not yet established an audit committee or a compensation committee. An audit committee typically reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters, including the recommendations and performance of independent auditors, the scope of the annual audits, fees to be paid to the independent auditors, and internal accounting and financial control policies and procedures. Certain stock exchanges currently require companies to adopt a formal written charter that establishes an audit committee that specifies the scope of an audit committee’s responsibilities and the means by which it carries out those responsibilities. In order to be listed on any of these exchanges, the Corporation will be required to establish an audit committee.

The board of directors has not yet established nominating committee because the board of directors has determined that the board of directors, consisting of only one individual, can efficiently and effectively fulfill this function by using a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by the Corporation’s stockholders. Stockholders who desire to recommend candidates for evaluation may do so by contacting the Corporation in writing, identifying the potential candidate and providing background information. Candidates may also come to the attention of the board of directors through current members of the board of directors, professional search firms and other persons. In evaluating potential candidates, the board of directors takes into account a number of factors, including among others, the following:

• independence from management;

• whether the candidate has relevant business experience;

• judgment, skill, integrity and reputation;

• existing commitments to other businesses;

• corporate governance background;

• financial and accounting background, to enable the board of directors to determine whether the candidate would be suitable for audit committee membership;and

• the size and composition of the board of directors.

The Corporation plans to establish a nominating committee if more than three directors are elected to the board. At such time, the nominating committee shall develop a charter.

CODE OF ETHICS

The Corporation has adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-B of the Securities Exchange Act of 1934. The Code of Ethics applies to directors and senior officers, such as the principal executive officer, principal financial officer, controller, and persons performing similar functions. Further, the Corporation’s Code of Ethics is available in print, at no charge, to any security holder who requests such information by contacting the Corporation.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3, 4 and 5 furnished to the Corporation, the Corporation is unaware of an individuals or entities who during the period ended December 31, 2005, were directors, officers, or beneficial owners of more than ten percent of the common stock of the Corporation, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 except the following:

•	Nora Coccaro failed to file a Form 4 or Form 5 in a timely manner despite being an officer and director of the Corporation. For the nine month period ended September 30, 2006, Ms. Coccaro’s filings are current.

•	Michael Baybak failed to file a Form 4 or Form 5 in a timely manner despite being the beneficial owner of more than ten percent of the common stock of the Corporation. For the nine month period ended September 30, 2006, Mr. Baybak’s filings are current.

•	Shafiq Nazerali failed to file a Form 3 or Form 5 in a timely manner despite being the beneficial owner of more than ten percent of the common stock of the Corporation.

•	Value Invest Ltd. failed to file a Form 3 or Form 5 in a timely manner despite being the beneficial owner of more than ten percent of the common stock of the Corporation.

EXECUTIVE COMPENSATION

Except as set forth below, no compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer of the Corporation during the years 2005, 2004, and 2003. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by the Corporation’s current and past officers over the past three years.

---------------------------- ----------------------------------- ----------------------------------------------------------
                                    Annual Compensation                           Long Term Compensation
---------------------------- ----------------------------------- ----------------------------------------------------------
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                                                                            Awards                       Payouts
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                                                                  Restricted     Securities
Name and Principal                                Other Annual      Stock        Underlying    LTIP          All Other
Positions             Year    Salary     Bonus    Compensation     Award(s)       Options      payouts     Compensation
                                ($)       ($)         ($)            ($)          SARs(#)        ($)            ($)
-------------------- ------- ---------- -------- --------------- ------------- --------------- --------- ------------------
-------------------- ------- ---------- -------- --------------- ------------- --------------- --------- ------------------
Nora Coccaro,          2005  47,949        -           -            25,000           -            -              -
chief executive        2004   35,755       -           -            5,000            -            -              -
and financial          2003   33,800       -           -              -              -            -              -
officer, and
director
-------------------- ------- ---------- -------- --------------- ------------- --------------- --------- ------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of January 9, 2007, with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation’s common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of January 9, 2007, there were 11,976,705 shares of common stock issued and outstanding.

---------------------------------------------------------------------------------------------------------------
  Title of Class                    Name and Address                     Number of Shares       % of Class
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
      Common      Nora Coccaro                                                 239,500              2.0
                  chief executive and financial officer, and director
                  1066-2610 West Hastings Street, Vancouver, British
                  Columbia Canada V6E 2K3
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
      Common      Shafiq Nazerali                                            1,673,580             14.0
                  1066-2610 West Hastings Street, Vancouver, British
                  Columbia Canada V6E 2K3
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
      Common      Value Invest Ltd.                                          1,571,159             13.1
                  1066-2610 West Hastings Street, Vancouver, British
                  Columbia Canada V6E 2K3
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
      Common      Michael Baybak                                             3,569,214             29.8
                  4515 Ocean View Boulevard
                  La Canada, California 91011
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
      Common      Elysio Capital Corp.                                         898,667              7.5
                  1066-2610 West Hastings Street, Vancouver, British
                  Columbia Canada V6E 2K3
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
      Common      Pensbreigh Holdings Ltd.                                     894,855              7.5
                  1066-2610 West Hastings Street, Vancouver, British
                  Columbia Canada V6E 2K3
---------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------
             All executive officers and directors as a group(1)                239,500              2.0
   ---------------------------------------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 15, 2006, the Corporation issued 300,000 shares of common stock to Michael Baybak, with a fair value of $135,000, as partial consideration for a bridge financing, relying on exemptions provided by Section 4(2) and Regulation D of the Securities Act of 1933, as amended.

On February 17, 2006, the Corporation issued 150,000 shares of its common stock in lieu of a cash payment for services rendered by Michael Baybak, a stockholder holding in excess of ten percent (10%) of the Corporation’s common stock, and expenses incurred on behalf of the Corporation in the amount of $52,500.

On May 25, 2005 the Corporation issued 150,000 shares of its common stock to a Nora Coccaro, the Corporation’s sole officer and director, as compensation for services rendered, valued at $37,500.

During 2005, the Corporation paid rent fees of $8,000 in 2005 and $12,000 in 2004 to Nora Coccaro, the Corporation’s sole officer and director.

On December 15, 2005 the Corporation issued 50,000 shares of its common stock to a Nora Coccaro, the Corporation’s sole officer and director, as compensation for services rendered, valued at $25,000.

On October 14, 2005, the Corporation issued 1,025,680 shares of common stock in lieu of cash payment on the settlement of an amount due for previous consulting fees, cash loans and expenses, with interest, to Michael Baybak, a stockholder holding in excess of ten percent (10%) of the Corporation’s common stock, and in the amount of $102,568.

On April 05, 2005, the Corporation issued 122,000 shares of common stock to Michael Baybak in settlement of $12,200 of debt.

On September 30, 2004 the Corporation issued 85,064 shares of its common stock in lieu of a cash payment for services rendered according to a consulting agreement with Michael Baybak, a stockholder holding in excess of ten percent (10%) of the Corporation’s common stock, and expenses incurred on behalf of the Corporation in the amount of $13,725.

On September 29, 2004 the Corporation issued 192,250 shares of its common stock to repay advances made by Michael Baybak, a stockholder holding in excess of ten percent (10%) of the Corporation’s common stock, in the amount of $31,020.

On May 28, 2004 the Corporation issued of 86,000 shares of its common stock to repay advances made by Michael Baybak, a stockholder holding in excess of ten percent (10%) of the Corporation’s common stock, in the amount of $8,600.

On May 18, 2004 the Corporation issued 50,000 shares of its common stock to a Nora Coccaro, the Corporation’s sole officer and director, as compensation for services rendered, valued at $5,000.

On April 1, 2004 the Corporation issued a total of 735,782 shares to Michael Baybak, a stockholder holding in excess of ten percent (10%) of the Corporation’s common stock as follows: (i) 210,040 shares were issued in lieu of a cash payment for services in the amount of $21,004, which were rendered according to a consulting agreement; and (ii) 525,742 shares were issued to repay advances made in the amount of $52,574.

The Corporation entered into a consulting agreement on December 1, 1999, with Ms. Coccaro, the Corporation’s sole officer and director, which agreement has a one-year term that is renewable without notice. The agreement requires the Corporation to pay Ms. Coccaro $2,675 a month for her services and was renewed for a further one-year period on December 1, 2005.

The Corporation entered into a consulting agreement with Mr. Baybak, a stockholder holding in excess of ten percent (10%) of the Corporation’s common stock, which agreement has a one-year term that is renewable without notice. The agreement requires the Corporation to pay Mr. Baybak $3,500 a month for his services and was renewed for a further one-year period on July 1, 2005.

ADDITIONAL GENERAL INFORMATION

VOTING SECURITIES

As of January 9, 2007, there were 11,976,705 shares of the common stock and no shares of preferred stock issued and outstanding. Each holder of common stock is entitled to one vote for each share held by such holder.

WHERE YOU CAN FIND MORE INFORMATION

The Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Corporation files reports, proxy statements and other information with the Commission. The public may read and copy any materials that we file with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms we file with the Commission have been filed electronically and are available for viewing or copy on the Commission maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the Commission. The Internet address for this site can be found at: www.sec.gov.

A copy of the Corporation’s yearly report on Form 10-KSB for the fiscal year ended December 31, 2005, can be found at the Commission’s Internet site. The yearly report does not form any part of the materials for the solicitation of proxies. Copies of the yearly report will be sent to any stockholder without charge upon written request addressed to: Sona Development Corp., 2610-1066 West Hastings Street, Vancouver, British Columbia V6E 3X2 Canada, attention: Corporate Secretary.

FINANCIAL STATEMENTS

The financial tables and notes that follow present the Corporation’s and Sibling’s financial statements. The data hereto should be read together with the Corporation’s “Management’s Plan of Operation” and “Results of Operations” and Sibling’s “Management’s Discussion and Analysis” and “Results of Operations” included in this proxy statement. The financial data for the years ended December 31, 2005 and 2004 are audited financial statements. The financial data for the three months ended March 31, 2006 and 2005 are unaudited, interim financial statements.

Description of Financial Statements                                                                        Page

Sona Development Corp. - the periods ended September 30, 2006 and 2005                                     FA-1
Sona Development Corp. - the years ended December 31, 2005 and 2004                                        FB-1
Sibling Entertainment Group, Inc. - the periods ended September 30, 2006 and 2005                          FC-1
Sibling Entertainment Group, Inc. - the years ended June 30, 2006 and 2005                                 FD-1
Sona Development Corp., pro forma - the period ended September 30, 2006
         and the period ended December 31, 2005                                                            FE-1
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NON-U.S. STOCKHOLDERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO INTERWEST TRANSFER, ATTN: GAYLE TERRY AT (801) 277-3147. MS. TERRY’S PHONE NUMBER IS (801) 272-9294.

                                                           SONA DEVELOPMENT,
                                                                 INC.
                                                     (A Development Stage Company)

                                                                 INDEX

                                                                                                          Page

Unaudited Balance Sheet as of September 30, 2006..........................................................FA-2

Unaudited Statement of Operations for the three and nine month periods ended
     September 30, 2006 and 2005 and the period from inception to September 30, 2006......................FA-3

Unaudited Statement of Cash Flows for the three and nine months ended
     September 30, 2006 and 2005 and the period from inception to September 30, 2006......................FA-4

Notes to the Unaudited Financial Statements...............................................................FA-5

                                              SONA DEVELOPMENT CORP.
                                           (A Development Stage Company)

                                                  BALANCE SHEETS

                                                                           September 30,           December 31,
                                                                               2006                    2005
                                                                                 $                       $
                                                                            (unaudited)
                                ASSETS

CURRENT
         Cash                                                                           152                  28,644
                                                                        --------------------    --------------------
                                                                        --------------------    --------------------
                                                                                        152                  28,644
INVESTMENTS (Note 7)                                                                      1                       1
                                                                        --------------------    --------------------
                                                                        --------------------    --------------------

                                                                                        153                  28,645
                                                                        --------------------    --------------------
                                                                        --------------------    --------------------

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT
         Accounts payable and accrued liabilities                                    21,190                  11,371
         Amounts due to related parties (Note 3)                                    157,306                  11,691
                                                                        --------------------    --------------------
                                                                        --------------------    --------------------
                                                                                    178,496                  23,062
                                                                        --------------------    --------------------
                                                                        --------------------    --------------------
COMMITMENTS (Note 6)

STOCKHOLDERS' EQUITY (DEFICIT)
         Capital Stock (Note 4)
         Authorized
              100,000,000 common shares with par value of
              $0.0001
         Issued and outstanding
              11,976,705 common shares
              (December 31, 2005 - 11,250,705)                                        1,197                   1,124
         Additional paid-in capital                                               2,860,905               2,567,078

         Deficit accumulated during the development stage                       (3,040,445)             (2,562,619)
                                                                        --------------------    --------------------
                                                                        --------------------    --------------------

                                                                                  (178,343)                   5,583
                                                                        --------------------    --------------------
                                                                        --------------------    --------------------

                                                                                        153                  28,645
                                                                        ====================    ====================

The accompanying notes are an integral part of these interim financial statements.

                                                                    SONA DEVELOPMENT CORP.
                                                                 (A Development Stage Company)

                                                               INTERIM STATEMENTS OF OPERATIONS
                                                                          (Unaudited)

                                                                                                                                              Cumulative
                                                                                                                                             Amounts From
                                                                  Three months ended,                    Nine months ended,                December 28, 1988
                                                                    September 30,                          September 30,                     (Inception) to
                                                               2006                2005               2006               2005             September 30, 2006
                                                                 $                  $                  $                   $                       $

General and administrative costs                                  193,653             41,995            427,826            119,214                    2,543,446
Recovery of consulting fees                                             -                  -                  -                  -                     (45,000)
                                                          ----------------    ---------------    ---------------     --------------     ------------------------
                                                          ----------------    ---------------    ---------------     --------------     ------------------------
                                                                (193,653)           (41,995)          (427,826)          (119,214)                  (2,498,446)
Interest income                                                         -              9,374                  -             24,663                        2,047
Gain on forgiveness of debt                                             -                  -                  -                  -                        8,000
Write down of promissory notes (Note 7)                                 -            (8,949)           (50,000)          (247,739)                    (552,046)
                                                          ----------------    ---------------    ---------------     --------------     ------------------------
                                                          ----------------    ---------------    ---------------     --------------     ------------------------

         Net loss for the period                                (193,653)           (41,570)          (477,826)          (342,290)                  (3,040,445)
                                                          ================    ===============    ===============     ==============     ========================
                                                          ================    ===============    ===============     ==============     ========================

Loss per common share - basic and diluted                          (0.02)             (0.00)             (0.04)             (0.03)

Weighted average common shares -
  basic and diluted                                            11,725,618         10,175,025         11,499,225          9,960,313

The accompanying notes are an integral part of these interim financial statements.

                                               SONA DEVELOPMENT CORP.
                                            (A Development Stage Company)
                                           INTERIM STATEMENTS OF CASH FLOWS
                                 December 28, 1988 ( Inception) to September 30, 2006
                                                     (Unaudited)
                                                                                                        Cumulative
                                                                                                       Amounts From
                                                                                                     December 28,1988
                                                                       Nine months ended              (inception) to
                                                                         September 30,                 September 30,
                                                                    2006               2005                2006
                                                               ---------------    ---------------    ------------------
                                                                     $                  $                    $
OPERATING
   Net loss for the period                                          (477,826)          (342,290)           (3,040,445)
   Items not involving an outlay of cash
      Common stock issued for consulting fees                         106,400             12,200               853,400
      Common stock issued for services                                      -                  -               150,733
      Common stock issued for finance costs                           187,500                  -               187,500
      Common stock issued for organization costs                            -                  -                    33
      Gain on forgiveness of debt                                           -                  -               (8,000)
      Write down of promissory notes                                   50,000            247,739               552,047
   Changes in non-cash working capital items
      Prepaid expenses                                                      -              3,000                     -
      Accounts payable and accrued liabilities                          9,820           (22,409)               436,495
      Accrued and unpaid fees to related parties                       27,515              9,177                39,305
                                                               ---------------    ---------------    ------------------
                                                                     (96,591)           (92,583)             (828,932)
                                                               ---------------    ---------------    ------------------

INVESTING
   Promissory notes                                                  (50,000)          (247,739)             (550,000)
   Loan to Smart Card Technologies Co. Ltd.                                 -                  -             (600,000)
                                                               ---------------    ---------------    ------------------
                                                                     (50,000)          (247,739)           (1,150,000)
                                                               ---------------    ---------------    ------------------

FINANCING
   Advances from related parties                                      118,100             38,121               538,218
   Loans payable                                                            -                  -               680,000
   Common stock issued for cash                                             -            355,000               760,867
                                                               ---------------    ---------------    ------------------
                                                                      118,100            393,121             1,979,085
                                                               ---------------    ---------------    ------------------

NET INCREASE (DECREASE) IN CASH                                      (28,491)             52,799                   153
CASH, BEGINNING OF PERIOD                                             28,644               4,211                     -
                                                               ---------------    ---------------    ------------------
CASH, END OF PERIOD                                                      153              57,010                   153
                                                               ===============    ===============    ==================

SUPPLEMENTAL CASH FLOW INFORMATION (Note 5)

The accompanying notes are an integral part of these interim financial statements.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2006

(unaudited)

Note 1 – Nature of Operations and Basis of Presentation

(a) Organization

Sona Development Corp. (the “Company”) was incorporated as Houston Produce Corporation under the laws of the State of Texas on December 28, 1988. The Company was organized primarily for the purpose of importing fruits and vegetables from Latin America for sale in the United States market and it was dormant until its reactivation in March 1997. In June 1997, the Company changed its name to Net Master Consultants, Inc. On December 28, 2002, the Company changed its name to Sona Development Corp. The Company is currently pursuing a potential merger with Sibling Entertainment Group, Inc. (“Sibling”), an entertainment development and production company based in New York City, as described in Note 7. The Company is considered a development stage company in accordance with Statement of Financial Accounting Standards (SFAS) No. 7.

(b) Going Concern

The financial statements have been prepared on the basis of a going concern which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not generated any revenues or completed development of any commercially acceptable products or services to date, has a working capital deficiency of $178,344 at September 30, 2006 and has incurred losses of $3,040,445 since inception, and further significant losses are expected to be incurred in the Company’s development stage. The Company will depend almost exclusively on outside capital through the issuance of common shares, and advances from related parties to finance ongoing operating losses. The ability of the Company to continue as a going concern is dependent on raising additional capital and ultimately on generating future profitable operations. There can be no assurance that the Company will be able to raise the necessary funds when needed to finance its ongoing costs. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The accompanying financial statements do not include any adjustments relative to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

(c) Unaudited Interim Financial Statements

The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principals for interim financial information and with the instructions to Form 10-QSB of Regulation S-B. They do not include all information and footnotes required by United States generally accepted accounting principles for complete financial statements. However, except as disclosed herein, there have been no material changes in the information disclosed in the notes to the financial statements for the year ended December 31, 2005 included in the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission. The interim unaudited financial statements should be read in conjunction with those financial statements included in the Form 10-KSB. In the opinion of Management, all adjustments considered necessary for a fair presentation, consisting solely of normal recurring adjustments, have been made. Operating results are for the nine months ended September 30, 2006.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2006

(unaudited)

Note 2 – Summary of Significant Accounting Policies

(a) Use of Estimates

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(b) Foreign Currency Translation

The Company considers the U.S. dollar its functional currency. Monetary assets and liabilities resulting from foreign currency transactions are translated into U.S. dollar equivalents using the year end conversion rates. Revenues, expenses, receipts and payments are translated throughout the year at exchange rates prevailing at the date of the transaction. Exchange gains and losses are included in the loss for the year.

(c) Income Taxes

The Company follows the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences). The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(d) Financial Instruments

In accordance with the requirements of SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” the Company has determined the estimated fair value of financial instruments using available market information and appropriate valuation methodologies. The carrying values of cash, promissory notes, accounts payable and amounts due to related parties approximate fair values due to the short-term maturity of the instruments.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2006

(unaudited)

Note 2 – Summary of Significant Accounting Policies (continued)

(e) Stock-Based Compensation

On January 1, 2006, the Company adopted SFAS No. 123 (revised 2004) (SFAS No. 123R), Share-Based Payment, which addresses the accounting for stock-based payment transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. In January 2005, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 107, which provides supplemental implementation guidance for SFAS No. 123R. SFAS No. 123R eliminates the ability to account for stock-based compensation transactions using the intrinsic value method under Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and instead generally requires that such transactions be accounted for using a fair-value-based method. The Company uses the Black-Scholes-Merton (“BSM”) option-pricing model to determine the fair-value of stock-based awards under SFAS No. 123R, consistent with that used for pro forma disclosures under SFAS No. 123, Accounting for Stock-Based Compensation. The Company has elected the modified prospective transition method as permitted by SFAS No. 123R and accordingly prior periods have not been restated to reflect the impact of SFAS No. 123R. The modified prospective transition method requires that stock-based compensation expense be recorded for all new and unvested stock options, restricted stock, restricted stock units, and employee stock purchase plan shares that are ultimately expected to vest as the requisite service is rendered beginning on January 1, 2006 the first day of the Company’s fiscal year 2006. Stock-based compensation expense for awards granted prior to January 1, 2006 is based on the grant date fair-value as determined under the pro forma provisions of SFAS No. 123. As the Company did not grant any stock options in 2005, no pro forma information is provided.

Prior to the adoption of SFAS No. 123R, the Company measured compensation expense for its employee stock-based compensation plans using the intrinsic value method prescribed by APB Opinion No. 25. The Company applied the disclosure provisions of SFAS No. 123 as amended by SFAS No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure, as if the fair-value-based method had been applied in measuring compensation expense. Under APB Opinion No. 25, when the exercise price of the Company’s employee stock options was equal to the market price of the underlying stock on the date of the grant, no compensation expense was recognized.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force (“EITF”) in Issue No. 96-18. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by EITF 96-18.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2006

(unaudited)

Note 2 – Summary of Significant Accounting Policies (continued)

(f) Loss per Share

The Company computes loss per share in accordance with SFAS No. 128, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period including stock options and warrants, using the treasury method, and preferred stock, using the if-converted method. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

(g) Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140", to simplify and make more consistent the accounting for certain financial instruments. SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, to permit fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, “Accounting for the Impairment or Disposal of Long-Lived Assets”, to allow a qualifying special-purpose entity to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006, with earlier application allowed. This standard is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. SFAS No. 156 is effective for an entity’s first fiscal year beginning after September 15, 2006. This adoption of this statement is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2006

(unaudited)

Note 2 – Summary of Significant Accounting Policies (continued)

(g)     Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Company’s future reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R)". This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Company’s future reported financial position or results of operations

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006. The Company is currently evaluating the impact of adopting SAB No. 108 but does not expect that it will have a material effect on its financial position and results of operations.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2006

(unaudited)

Note 3 – Related Party Transactions

Related party payables consist of the following:

                                                                         September 30,                   December 31,
                                                                               2006                              2005
Due to a significant shareholder (a)                          $             144,306                          $ 11,691

Unsecured payable to a shareholder with no specific terms and due            13,000                             4,000
         on demand (b)
                                                                     ---------------        --------------------------
                                                              $             157,306            $               15,691

                                                                     ===============        ==========================

The following represents related party transactions paid or accrued during the nine months ended September 30, 2006 and 2005:

                                                                                     2006                 2005
Consulting fees paid or accrued to a director (c)                              $      100,000     $     30,593

Consulting fees paid or accrued to a significant shareholder (a)                                        31,500
                                                                                       50,400
Rent paid or accrued to a shareholder (b)
                                                                                        9,000            5,000
                                                                                 -------------   --------------
                                                                               $      159,400  $        67,093

                                                                                 =============   ==============

(a)  The amounts due to a significant shareholder at September 30, 2006 of $144,306 (2005 – $11,691) are for cash loans, consulting fees and reimbursable expenses.

The Company is indebted to this shareholder for cash loans of $118,100 which bear interest at a rate of 10% per annum and is due from the proceeds of the next financing arranged by the Company. At September 30, 2006, the Company accrued $5,096 of interest on the loans. The loans are unsecured and due on demand. The Company has also issued 450,000 restricted common shares to the lender as additional consideration for the loans. If the Note is not paid in full from the proceeds of the Company’s next financing, the lender will be entitled to a one-time late charge equal to 2% of the outstanding principal amount of the Note. Overdue payments will bear interest at 12% per annum until paid. At September 30, 2006, the Company was indebted $21,110 to this shareholder for consulting fees and reimbursable expenses. This debt bears no interest and has no defined terms of repayment.

On May 30, 2006, the Company issued an additional 126,000 shares of common stock in settlement of $50,400 of consulting fees due to the same significant shareholder.

(b)  In May of 2005, the Company entered into an agreement with a shareholder for office rent and expenses at $1,000 per month.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2006

(unaudited)

Note 3 – Related Party Transactions (Continued)

(c)  On December 1, 1999, the Company entered into a consulting agreement with the Company’s sole officer and director. The agreement has an automatic renewal provision unless terminated by either party. In the first nine months of fiscal 2006, the Company incurred $100,000 (2005 – $30,593) in consulting fees to this director, of which $56,000 was paid by the issuance of 150,000 common stocks.

(d)  See Note 4 for additional related party transactions.

Note 4 – Capital Stock

(a)  Stock options

The Company has not issued any options on its common stock to date and has not recorded any stock-based compensation with respect to stock options.

(b)  Stock issuances

On September 15, 2006, the Company issued 300,000 shares of common stock with a fair value of $135,000 to a shareholder as partial consideration for bridge financing from the shareholder.

On May 30, 2006, the Company issued 126,000 shares of common stock in settlement of $31,500 of debt.

On May 30, 2006, the Company issued 50,000 shares of common stock with a fair value of $20,000 to a director for consulting fees.

On May 8, 2006, the Company issued 100,000 shares of common stock with a fair value of $36,000 to a director for consulting fees.

On February 17, 2006, the Company issued 150,000 shares of common stock with a fair value of $52,500 to a shareholder as partial consideration for $50,000 in bridge financing from the shareholder.

On December 15, 2005, the Company issued 50,000 shares of common stock with a fair value of $25,000 to a director for consulting fees.

On October 19, 2005, the Company issued 1,025,680 shares of common stock in settlement of $102,568 of debt.

During 2005, the Company issued 914,288 shares of its common stock at $0.35 per share for proceeds of $320,000.

On April 05, 2005, 122,000 shares of common stock were issued to a significant shareholder in settlement of $12,200 of debt.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2006

(unaudited)

Note 5 – Supplemental Cash Flow Information

Actual amounts paid with cash for interest and income taxes for the nine months ended September 30, 2006 and 2005 are as follows:

                                      Nine months ended September 30,
                                             2006            2005
Interest                              $             -  $           -
                                                                   -
                                          ============    ============
                                          ============    ============
Income taxes                          $             -  $           -

                                          ============    ============

During the nine month period ended September 30, 2006, the Company issued:

(a)     126,000 shares of common stock in settlement of $50,400 of debt.

(b)     150,000 shares of common stock with a fair value of $56,000 to a director for consulting fees.

(c)     450,000 shares of common stock with a fair value of $187,500 to a shareholder as partial consideration for bridge financing.

During the nine month period ended September 30, 2005, the Company issued:

(d)     122,000 common stock issued for consulting services was valued at $12,200.

Note 6 – Proposed Merger with Idea One

On May 20, 2004, as amended November 1, 2004, November 19, 2004, December 28, 2004, March 22, 2005, April 22, 2005, July 15, 2005, and November 14, 2005, the Company entered into a non-binding letter of intent with Idea One, a privately owned company involved in the development of battery cell technology. The Company did not complete a definitive merger agreement with Idea One.

Over the term of the letter of intent the Company loaned Idea One a total of $550,000 through a series of convertible promissory notes. The convertible promissory notes were to be automatically converted into Idea One common shares in the event that the transactions contemplated in the letter of intent were not completed by April 30, 2006. Since the merger agreement was abandoned, the Company and Idea One agreed to convert the outstanding balance, including accrued interest, of $595,642 as of April 30, 2006, at $0.40 per share into 1,489,106 common shares of Idea One, on or about May 1, 2006, in full satisfaction of the debt. The Company received these shares in the second quarter of 2006. As of September 30, 2006, the Idea One shares have been recorded at a nominal value of $1.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

September 30, 2006

(unaudited)

Note 7 – Proposed Merger with Sibling

On June 29, 2006, the Company executed a definitive agreement of acquisition and plan of reorganization with Sibling Entertainment Group, Inc. (“Sibling”), an entertainment development and production company based in New York City. Under the reorganization, subject to shareholder approval, the Company is to acquire each of Sibling’s four wholly owned subsidiaries: Sibling Theatricals, Inc., Sibling Pictures, Inc., Sibling Music Corp., Sibling Properties, Inc. and three wholly owned subsidiaries of Sibling Pictures, Inc., all of which own and or control each of Sibling’s respective divisions and operations of live-stage theatrical operations, music, independent feature films and theatrical real estate. On closing of the transaction, the Company’s name is to be changed to Sibling Entertainment Group, Inc.

The definitive agreement anticipates a share exchange pursuant to which the Company will issue up to 33,267,472 shares of common stock for all the issued and outstanding shares of the Sibling subsidiaries on the closing date. The Company will further grant 16,239,972 share purchase warrants with terms ranging from 3 to 5 years at exercise prices ranging from $0.275 a share to $1.00 per share. The closing of the transaction remains subject to shareholder approval which, as at the date of this quarterly report, has not been obtained.

                                                           SONA DEVELOPMENT,
                                                                 INC.
                                                     (A Development Stage Company)

                                                                 INDEX

                                                                                                          Page

Report of Independent Registered Public Accounting Firm ..................................................FB-2

Unaudited Balance Sheet as of December 31, 2005...........................................................FB-3

Unaudited Statement of Operations for the years ended December 31,
     2005 and 2004 and the period from....................................................................FB-4

Statements of Stockholders' Deficit for the period from inception to December 31, 2005....................FB-5

Unaudited Statement of Cash Flows for the years ended December 31,
     2005 and 2004 and the period from inception to December 31, 2005.....................................FB-9

Notes to the Unaudited Financial Statements...............................................................FB-10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of Sona Development Corp.:

We have audited the accompanying balance sheets of Sona Development Corp. (a development stage enterprise) as of December 31, 2005 and 2004 and the statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004 and the results of its operations and its cash flows and the changes in stockholders’ equity (deficit) for the years ended December 31, 2005 and 2004, in accordance with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, to date the Company has reported losses since inception from operations and requires additional funds to meet its obligations and fund the costs of its operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in this regard are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Dale Matheson Carr-Hilton LaBonte

CHARTERED ACCOUNTANTS

Vancouver, Canada

March 14, 2006

                                                SONA DEVELOPMENT CORP.
                                            (A Development Stage Company)

                                                    BALANCE SHEETS

                                                                              December 31,         December 31,
                                                                                  2005                    2004
                                                                          ---------------------    --------------------
                                 ASSETS

CURRENT

         Cash                                                                        $  28,644              $     4,211

         Prepaid Expenses                                                                    -                    3,000
                                                                          ---------------------    --------------------

                                                                                        28,644                    7,211

PROMISSORY NOTES (Note 8)                                                                    1                        1
                                                                          ---------------------    --------------------

                                                                                     $  28,645                 $  7,212
                                                                          =====================    ====================

                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT

         Accounts payable and accrued liabilities                                    $  11,371           $       31,783

         Amounts due to a related party (Note 3)                                        11,691                   57,358
                                                                          ---------------------    --------------------

                                                                                        23,062                   89,141
                                                                          ---------------------    --------------------

COMMITMENTS (Notes 7, 8 and 9)
STOCKHOLDERS'  EQUITY
         Capital stock (Note 5)
         Authorized
              100,000,000 common stock with par value of $0.0001
         Issued and outstanding

              11,250,705 common stock (2004 - 9,138,737)                                 1,124                      913

         Additional paid-in capital                                                  2,567,078                2,107,521

         Stock subscriptions                                                                 -                 (35,000)

         Deficit accumulated during the development stage                          (2,562,619)              (2,155,363)
                                                                          ---------------------    --------------------

                                                                                         5,583                 (81,929)
                                                                          ---------------------    --------------------

                                                                                  $     28,645                  $ 7,212
                                                                          =====================    ====================
                             - The accompanying notes are an integral part of these financial statements -

                                                SONA DEVELOPMENT CORP.
                                             (A Development Stage Company)

                                               STATEMENTS OF OPERATIONS

                                                                                                     Cumulative
                                                                                                     results of
                                                                                                   operations from
                                                                     Year Ended                     December 28,
                                                                                                    1988 (date of
                                                                   December 31,                     inception) to
                                                             2005                 2004            December 31, 2005
                                                       -----------------    -----------------    --------------------

General and administrative costs                           $    182,256         $    172,412      $        2,115,620
Recovery of consulting fees                                           -                    -                (45,000)
                                                       -----------------    -----------------    --------------------
                                                              (182,256)            (172,412)             (2,070,620)
Interest income                                                       -                2,047                   2,047
Gain on forgiveness of debt                                           -                    -                   8,000
Write down of promissory notes (Note 8)                       (225,000)            (277,046)               (502,046)
                                                       -----------------    -----------------    --------------------
         Net loss for the year                                (407,256)            (447,411)             (2,562,619)
                                                       =================    =================    ====================

Loss per common share - basic and diluted                        (0.04)               (0.06)
                                                       =================    =================

Weighted average common shares -
  basic and diluted                                          10,106,956            7,851,420
                                                       =================    =================

                             - The accompanying notes are an integral part of these financial statements -

                                                                             SONA DEVELOPMENT CORP
                                                                         (A Development Stage Company)
                                                                       STATEMENT OF STOCKHOLDERS' EQUITY
      ---------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                          Deficit
                                                                                                                                        Accumulated
                                                                                                                        Stock              During
                                                                                                 Additional
                                                         Common Stock                               Paid           Subscriptions/       Development

                                                            Shares              Amount           In Capital         Obligations            Stage                Total
      ------------------------------------------------ ------------------ --- ----------- --- ----------------- --- ------------- -- ------------------ -- ----------------

       Inception at December 28, 1988                                   -           $   -                 $   -             $   -                 $   -          $        -

       Shares issued for organization costs                        33,000          33,000              (32,967)                 -                     -                  33

       Net loss                                                         -               -                     -                                    (33)                (33)
                                                       ------------------ --- ----------- --- ----------------- --- ------------- -- ------------------ -- ----------------
       Balances, December 31, 1988 to December 31,1996             33,000          33,000              (32,967)                 -                  (33)                   -

       1,000 for 1 stock split                                 32,967,000               -                     -                 -                     -                   -

       Cancelled 30,000,000 shares                           (30,000,000)        (32,700)                32,700                 -                     -                   -

       Stock issued at $5,00 on June 17, 1997                      20,000               2                99,998                 -                     -             100,000

       Net loss                                                         -               -                     -                 -              (80,025)            (80,025)
                                                       ------------------ --- ----------- --- ----------------- --- ------------- -- ------------------ -- ----------------
       Balance, December 31, 1997                               3,020,000             302                99,731                 -              (80,058)              19,975

       Stock issued at $0.10 per share for services                95,000              10                 9,490                 -                     -               9,500
       Stock issued for cash  at $0.14 per share
       and
            subscription receivable at $0.14 per
       share                                                       52,800               5                 7,795           (2,722)                     -               5,028

       Net loss                                                         -               -                     -                 -              (33,798)            (33,798)
                                                       ------------------ --- ----------- --- ----------------- --- ------------- -- ------------------ -- ----------------
       Balance, December 31, 1998                               3,167,800             317               117,016           (2,722)             (113,856)                 705

       Net loss                                                         -               -                     -                 -              (66,662)            (66,662)
                                                       ------------------ --- ----------- --- ----------------- --- ------------- -- ------------------ -- ----------------
       Balance, December 31, 1999                               3,167,800             317               117,016           (2,722)             (180,518)            (65,957)

       2 for 1 stock split                                      3,167,800             317                 (317)                 -                     -                   -
       Stock issued at $2.00 per share for
       consulting fees                                            320,000              32               639,968                 -                     -             640,000
       Stock issued at $2.00 per share to settle
       trade payables                                              20,540               2                41,078                 -                     -              41,080

       Stock issued at $2.00 per share for services                11,960               2                23,918                 -                     -              23,920

       Stock issued per preemptive rights                             192               -                    17                 -                     -                  17

       Stock subscriptions received                                     -               -                     -             2,722                     -               2,772

       Net loss                                                         -               -                     -                 -           (1,018,914)         (1,018,914)
                                                       ------------------ --- ----------- --- ----------------- --- ------------- -- ------------------ -- ----------------
       Balance, December 31, 2000                               6,688,292             670               821,680                 -           (1,199,432)           (377,082)

       Stock issued at $0.08 per share for
       consulting fees and payables                               687,500              68                54,932                 -                     -              55,000
       Stock issued at $0.08 per share for rent
       payable                                                    535,000              54                42,746                 -                     -              42,800

       Net loss                                                         -               -                     -                 -             (227,672)           (227,672)
                                                       ------------------ --- ----------- --- ----------------- --- ------------- -- ------------------ -- ----------------
       Balance, December 31, 2001                               7,910,792             792               919,358                 -           (1,427,104)           (506,954)

                             - The accompanying notes are an integral part of these financial statements -

                                                                              SONA DEVELOPMENT CORP
                                                                          (A Development Stage Company)
                                                                  STATEMENT OF STOCKHOLDERS' EQUITY (continued)
      -----------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                           Deficit
                                                                                                                                         Accumulated
                                                                                                                        Stock               During
                                                         Common Stock                          Additional Paid    Subscriptions/         Development
                                                            Shares              Amount           In Capital          Obligations            Stage                 Total
      ------------------------------------------------ ------------------ --- ----------- --- ------------------ --- ------------ ---- ----------------- --- ----------------
      ------------------------------------------------ ------------------ --- ----------- --- ------------------ --- ------------ ---- ----------------- --- ----------------

      Balance carried forward:                               7,910,792    $        792     $           919,358   $             -    $      (1,427,104)    $       (506,954)
      1 for 10 reverse stock split                           (7,119,708)           (713)                    713                -                      -                    -
      Stock subscribed for converted debts                             -               -                      -          641,953                      -              641,953
      Net loss                                                         -               -                      -                -              (180,733)            (180,733)
                                                       ------------------ --- ----------- --- ------------------ --- ------------ ---- ----------------- --- ----------------
      Balance, December 31, 2002                                 791,084              79                920,071          641,953            (1,607,837)             (45,734)
      Stock issued for cash at $.10 per share                    280,000              28                 27,972                -                      -               28,000
      Shares issued for converted debts                        5,598,947             560                641,393        (641,953)                      -                    -
      Stock issued for debt  settlement  at $0.20 per
      share                                                      280,538              28                 56,080                -                      -               56,108
      Stock issued for debt  settlement  at $0.20 per
      share                                                       52,500               5                 10,495                -                      -               10,500
      Stock issued for debt  settlement  at $0.10 per
      share                                                       50,000               5                  4,995                -                      -                5,000
      Net loss                                                         -               -                      -                -              (100,115)            (100,115)
                                                       ------------------ --- ----------- --- ------------------ --- ------------ ---- ----------------- --- ----------------
      Balance, December 31, 2003                               7,053,069             705              1,661,006                -            (1,707,952)             (46,241)

       Stock issued for debt  settlement at $0.10 per
      share                                                      735,782              73                 73,505                -                      -               73,578
       Stock issued for debt  settlement at $0.10 per
      share                                                       50,000               5                  4,995                -                      -                5,000
       Stock issued for services at $0.15 per share               65,000               6                  9,744                -                      -                9,750
       Stock issued for debt  settlement at $0.10 per
      share                                                       86,000               9                  8,591                -                      -                8,600
       Stock issued for debt  settlement at $0.16 per
      share                                                      277,314              28                 44,717                -                      -               44,745
       Stock issued for cash at $0.35 per share                  871,572              87                304,963                -                      -              305,050
       Subscriptions receivable                                        -               -                      -         (35,000)                      -             (35,000)
       Net loss                                                        -               -                      -                -              (447,411)            (447,411)
                                                       ------------------ --- ----------- --- ------------------ --- ------------ ---- ----------------- --- ----------------
                                                       ------------------ --- ----------- --- ------------------ --- ------------ ---- ----------------- --- ----------------
       Balance, December 31, 2004                              9,138,737             913              2,107,521         (35,000)            (2,155,363)             (81,929)

      Stock issued for cash at $0.35 per share                   914,288              91                319,909                -                      -              320,000
      Stock issued for debt settlement at $0.10 per
      share                                                    1,147,680             115                114,653                -                      -              114,768
      Stock issued for consulting services at $0.50
      per share                                                   50,000               5                 24,995                -                      -               25,000
      Subscriptions received                                           -               -                      -           35,000                      -               35,000
      Net loss                                                         -               -                      -                -              (407,256)            (407,256)
                                                       ------------------ --- ----------- --- ------------------ --- ------------ ---- ----------------- --- ----------------
                                                       ------------------ --- ----------- --- ------------------ --- ------------ ---- ----------------- --- ----------------
      Balance at December 31, 2005                            11,250,705  $        1,124  $           2,567,078  $             -  $         (2,562,619)  $             5,583
                                                       ------------------ --- ----------- --- ------------------ --- ------------ ---- ----------------- --- ----------------

                             - The accompanying notes are an integral part of these financial statements -

                                                        SONA DEVELOPMENT CORP.
                                                    (A Development Stage Company)

                                                       STATEMENTS OF CASH FLOWS
                                                                                                                Cumulative
                                                                                                                results of
                                                                                                              operations from
                                                                             Year Ended                      December 28,1988
                                                                            December 31,                 (date of inception) to
                                                                      2005                2004             to December 31, 2005
                                                                 ----------------    ---------------     --------------------------
    OPERATING
       Net loss                                              $         (407,256)  $       (447,411)   $                (2,562,619)
       Items not involving an outlay of cash
          Common stock issued for consulting fees                         25,000             47,000                        747,000
          Common stock issued for services                                     -              9,750                         70,830
          Common stock issued for organization costs                           -                  -                             33
          Common stock issued for other services                               -              3,683                         79,903
          Gain on forgiveness of debt                                          -                  -                        (8,000)
          Write down of promissory notes                                 225,000            277,047                        502,047
       Changes in non-cash working capital items
          Prepaid expenses                                                 3,000            (3,000)                              -
          Accounts payable and accrued liabilities                      (30,539)             12,902                        438,465
                                                                 ----------------    ---------------     --------------------------
                                                                       (123,717)          (100,029)                      (732,341)
                                                                 ----------------    ---------------     --------------------------

    INVESTING
                                                                 ----------------    ---------------     --------------------------
          Loan to Smart Card Technologies Co. Ltd.                             -                  -                      (600,000)
                                                                 ----------------    ---------------     --------------------------

    FINANCING
       Promissory notes                                                (225,000)          (275,000)                      (500,000)

       Advances from a related party                                     18,150             106,727                        420,118
       Loans payable                                                           -                  -                        680,000
       Common stock issued for cash                                    355,000              270,050                        760,867
                                                                 ----------------    ---------------     --------------------------
                                                                       148,150              101,777                      1,360,985
                                                                 ----------------    ---------------     --------------------------

    NET INCREASE IN CASH                                                24,433                1,748                         28,644
    CASH, BEGINNING OF YEAR                                              4,211                2,463                              -

                                                                 ----------------    ---------------     --------------------------
    CASH, END OF YEAR                                        $          28,644    $           4,211   $                     28,644
                                                                 ================    ===============     ==========================
- Supplemental cash flow info (Note 6) -
                             - The accompanying notes are an integral part of these financial statements -

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 1 – Nature of Operations and Basis of Presentation

(a) Organization

Sona Development Corp. (the “Company”) was incorporated as Houston Produce Corporation under the laws of the State of Texas on December 28, 1988. The Company was organized primarily for the purpose of importing fruits and vegetables from Latin America for sale in the United States market and it was dormant until its reactivation in March 1997. In June 1997, the Company changed its name to Net Master Consultants, Inc. On December 28, 2002, the Company changed its name to Sona Development Corp. The Company is currently pursuing a potential merger with Idea One Inc. as described in Note 7. The Company is considered a development stage company in accordance with Statement of Financial Accounting Standards (SFAS) No. 7.

(b) Going Concern

The financial statements have been prepared on the basis of a going concern which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not generated any revenues or completed development of any commercially acceptable products or services to date, has a working capital of $5,582 at December 31, 2005 and has incurred losses of $2,562,619 since inception, and further significant losses are expected to be incurred in its development stage. The Company will depend almost exclusively on outside capital through the issuance of common shares, and advances from related parties to finance ongoing operating losses. The ability of the Company to continue as a going concern is dependent on raising additional capital and ultimately on generating future profitable operations. There can be no assurance that the Company will be able to raise the necessary funds when needed to finance its ongoing costs. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The accompanying financial statements do not include any adjustments relative to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

Note 2 – Summary of Significant Accounting Policies

(a) Use of Estimates

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(b) Foreign Currency Translation

The Company considers the U.S. dollar its functional currency. Monetary assets and liabilities resulting from foreign currency transactions are translated into U.S. dollar equivalents using the year end conversion rates. Revenues, expenses, receipts and payments are translated throughout the year at exchange rates prevailing at the date of the transaction. Exchange gains and losses are included in the loss for the year.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 2 – Organization and Summary of Significant Accounting Policies (continued)

(c) Income Taxes

The Company follows the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences). The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(d) Financial Instruments

In accordance with the requirements of SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” the Company has determined the estimated fair value of financial instruments using available market information and appropriate valuation methodologies. The carrying values of cash, promissory notes, accounts payable and amounts due to a related party approximate fair values due to the short-term maturity of the instruments.

(e) Stock-Based Compensation

In December 2002, the Financial Accounting Standards Board (“FASB”) issued Financial Accounting Standard No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure” (“SFAS No. 148”), an amendment of Financial Accounting Standard No. 123 “Accounting for Stock-Based Compensation” (“SFAS No. 123”). The purpose of SFAS No. 148 is to: (1) provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation, (2) amend the disclosure provisions to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation, and (3) to require disclosure of those effects in interim financial information. The disclosure provisions of SFAS No. 148 were effective for the Company for the year ended December 31, 2002. As the Company did not grant any stock options during 2005 and 2004 no pro-forma disclosure has been provided.

The Company has elected to continue to account for stock options granted to employees and officers using the intrinsic value based method in accordance with the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees”, (“APB No. 25”) and comply with the disclosure provisions of SFAS No. 123 as amended by SFAS No. 148 as described above. Under APB No. 25, compensation expense is recognized based on the difference, if any, on the date of grant between the estimated fair value of the Company’s stock and the amount an employee must pay to acquire the stock. Compensation expense is recognized immediately for past services and pro-rata for future services over the option-vesting period. In addition, with respect to stock options granted to employees, the Company provides pro-forma information as required by SFAS No. 123 showing the results of applying the fair value method using the Black-Scholes option pricing model. In accordance with SFAS No. 123, the Company applies the fair value method using the Black-Scholes option-pricing model in accounting for options granted to consultants.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 2 – Organization and Summary of Significant Accounting Policies (continued)

(e)     Stock-Based Compensation (continued)

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force (“EITF”) in Issue No. 96-18. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by EITF 96-18.

The Company has also adopted the provisions of the (“FASB”) Interpretation No.44, Accounting for Certain Transactions Involving Stock Compensation – An Interpretation of APB Opinion No. 25 (“FIN 44”), which provides guidance as to certain applications of APB 25. FIN 44 is generally effective July 1, 2000 with the exception of certain events occurring after December 15, 1998.

(f) Loss per Share

The Company computes loss per share in accordance with SFAS No. 128, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period including stock options and warrants, using the treasury method, and preferred stock, using the if-converted method. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

(g) Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), Share-Based Payment (“SFAS 123(R)”), which requires the compensation cost related to share-based payments, such as stock options and employee stock purchase plans, be recognized in the financial statements based on the grant-date fair value of the award. SFAS 123(R) is effective for all interim periods beginning after December 15, 2005. Management is currently evaluating the impact of this standard on the Company’s financial condition and results of operations. See Note 1(e) for information related to the pro forma effects on the Company’s reported net loss and net loss per share of applying the fair value recognition provisions of the previous SFAS No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 2 – Organization and Summary of Significant Accounting Policies (continued)

(g)     Recent Accounting Pronouncements (continued)

In July 2005, the FASB issued SFAS No. 154, Accounting for Changes and Error Corrections — A Replacement of APB Opinion No. 20 and FASB Statement No. 3. Under the provisions of SFAS No. 154, a voluntary change in accounting principle requires retrospective application to prior period financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. A change in depreciation, amortization, or depletion method for long-lived, nonfinancial assets must be accounted for as a change in accounting estimate effected by a change in accounting principle. The guidance contained in APB No. 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate was not changed. The Company will implement this new standard beginning January 1, 2006. This standard is not expected to have a significant effect on our reported financial position or earnings.

In March 2005, the FASB issued FASB Interpretation (“FIN”) No. 47, “Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143". Asset retirement obligations (AROs) are legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or normal operation of a long-lived asset, except for certain obligations of lessees. FIN 47 clarifies that liabilities associated with asset retirement obligations whose timing or settlement method are conditional on future events should be recorded at fair value as soon as fair value is reasonably estimable. FIN 47 also provides guidance on the information required to reasonably estimate the fair value of the liability. FIN 47 is intended to result in more consistent recognition of liabilities relating to AROs among companies, more information about expected future cash outflows associated with those obligations stemming from the retirement of the asset(s) and more information about investments in long-lived assets because additional asset retirement costs will be recognized by increasing the carrying amounts of the assets identified to be retired. FIN 47 is effective for fiscal years ending after December 15, 2005. Management is currently evaluating the impact, which the adoption of this standard will have on the Company’s financial statements.

In November 2005, the FASB issued Staff Position (“FSP”) FAS115-1/124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, which addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. This FSP also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP amends FASB Statements No. 115, Accounting for Certain Investments in Debt and Equity Securities, and No. 124, Accounting for Certain Investments Held by Not-for-Profit Organizations, and APB Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. This FSP is effective for reporting periods beginning after December 15, 2005. We do not believe the adoption of this FSP will have a material impact on our financial statements.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 3 – Related Party Transactions

The following represents related party transactions paid or accrued during the years ended December 31, 2005 and 2004:

                                                                               2005             2004
Consulting fees paid to a director                                   $        72,949   $       35,755

Consulting fees paid to a significant shareholder                             42,000           42,000
Rent paid to a shareholder                                                     8,000           12,000
                                                                       --------------   --------------
                                                                     $       122,949   $       89,755

                                                                       ==============   ==============

(a)The amount due to a related party at December 31, 2005 of $11,691 (2004 – $57,358) is due to a significant shareholder for cash loans, consulting fees and reimbursable expenses. Cash loans bear interest at 8% per annum and are repayable on demand. On April 5, 2005, the Company issued 122,000 shares of common stock to this significant shareholder in settlement of $12,200 of debt. On October 19, 2005, the Company issued 1,025,680 shares of common stock to this significant shareholder in settlement of $102,568 of debt (refer to Note 9(c)).

(b)On December 1, 1999, the Company entered into a consulting agreement with the Company’s sole officer and director. The agreement has an automatic renewal provision unless terminated by either party. In fiscal 2005, the Company paid $72,949 (2004 – $35,755) in consulting fees to this director. On December 15, 2005, the Company issued 50,000 shares of common stock valued at $25,000 to this director for consulting services (refer to Note 5).

Note 4 – Income Taxes

The Company accounts for its income taxes in accordance with FASB No. 109, “Accounting for Income Taxes.” As of December 31, 2005, the Company had net operating loss carry forwards of approximately $1,951,000 that may be available to reduce future years’ taxable income and will expire commencing in 2015. Availability of loss usage is subject to change of ownership limitations under Internal Revenue Code 382. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carryforwards.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 5 – Capital Stock

(a) Stock split

In 1997, the Company’s Board of Directors authorized a 1,000-for-one stock split and the cancellation of 30,000,000 shares as part of a reorganization and reincorporation. In January, 2000, it authorized a two-for-one stock split. In October, 2002, it authorized a one-for-ten reverse stock split that was effected on December 28, 2002.

(b) Stock options

The Company has not issued any options on its common stock and has not recorded any stock-based compensation to date.

(c) Stock issuances

On December 15, 2005, the Company issued 50,000 shares of common stock with a fair value of $25,000 to a director for consulting fees.

On October 19, 2005, the Company issued 1,025,680 shares of common stock in settlement of $102,568 of debt.

During 2005, the Company issued 914,288 shares of its common stock at $0.35 per share for proceeds of $320,000.

On April 05, 2005, 122,000 shares of common stock were issued to a significant shareholder in settlement of $12,200 of debt. (See Note 3)

During the year ended December 31, 2004, the Company pursued a private placement of its common stock at a price of $0.35 per share to raise sufficient funds to loan Idea One, Inc. (“Idea One”) $500,000 pursuant to its letter of intent as amended (See Note 7). The terms of the private placement indicated to subscribers that all funds raised would be held in escrow until such time as sufficient funds were raised to meet the $500,000 loan obligation to Idea One. However, in the event that the Company decided not to proceed in accordance with the terms of the letter of intent, all funds raised were to be returned to the subscribers. As of December 31, 2004 the Company had raised $270,000 pursuant to the private placement, all of which was initially placed into an escrow account.

On December 28, 2004, the letter of intent with Idea One was amended to permit the partial payment of the $500,000 loan obligation. Prior to disbursing the $500,000, the Company obtained releases from all subscribers to the private placement authorizing the release of the funds. As of December 31, 2005 the Company had loaned $500,000 (December 31, 2004 — $275,000) to Idea One secured by Promissory Notes made by Idea One (Note 8).

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 5 – Capital Stock (continued)

(c)     Stock issuances (continued)

On December 3, 2004, the Company authorized the issuance of 871,572 shares of its common stock to the subscribers to the private placement at a price of $0.35 per share for a total of $305,050. As at December 31, 2004, the Company had received $270,050 in cash from the private placement leaving a balance of $35,000 recorded in the accounts as subscriptions receivable. The $35,000 was received in fiscal 2005.

On September 30, 2004 the Company issued 85,064 shares of its common stock in lieu of a cash payment for services rendered according to a consulting agreement by a significant shareholder and expenses incurred on behalf of the Company in the amount of $13,725.

On September 29, 2004 the Company issued 192,250 shares of its common stock to repay advances made by a significant shareholder in the amount of $31,020.

On May 28, 2004 the Company issued 86,000 shares of its common stock to repay advances made by a significant shareholder in the amount of $8,600.

On May 18, 2004 the Company issued 50,000 shares of its common stock to a director as compensation for services, valued at $5,000.

On May 11, 2004 the Company issued 65,000 shares pursuant to “The 2003 Benefit Plan of Sona Development Corp.” to a consultant for legal services valued at $9,750.

In April, 2004 the Company issued a total of 735,782 shares to a significant shareholder as follows: (i) 210,040 shares were issued in lieu of a cash payment for services in the amount of $21,004, which were rendered according to a consulting agreement; and (ii) 525,742 shares were issued to repay advances made in the amount of $52,574.

Note 6 – Supplemental Cash Flow Information

Actual amounts paid for interest and income taxes for the years ended December 31 are as follows:

                                                 2005            2004
Interest                              $             -  $         1,323

                                          ============    ============
                                          ============    ============
Income taxes                          $             -  $             -

                                          ============    ============

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 6 – Supplemental Cash Flow Information (continued)

During the year ending December 31, 2005, the Company issued:

(a)     1,147,680 common stock for settlement of $114,768 of debt.

(b)     50,000 common stock for consulting services valued at $25,000.

During the year ending December 31, 2004, the Company issued:

(a)     1,149,096 common stock for settlement of debt.

(b)     65,000 common stock for consulting services.

Note 7 – Proposed Merger

On May 20, 2004, as amended November 1, 2004, November 19, 2004, December 28, 2004, March 22, 2005, April 22, 2005, July 15, 2005, and November 14, 2005, the Company entered into a non-binding letter of intent, as amended, with Idea One, a privately owned company involved in the development of battery cell technology. The letter of intent, as amended, anticipates that Idea One will be acquired by the Company in a reverse merger transaction (“Sona Merger”) pursuant to which the shareholders of Idea One will control the combined entity.

Conditions of closing pursuant to the letter of intent include: (a) loaning Idea One $500,000 in the form of convertible debt instruments or promissory note (satisfied in full on April 8, 2005); b) entering into a definitive agreement with Idea One that will close no later than April 30, 2006; c) completing an equity financing of not less than $1,500,000 by or before April 30, 2006; d) obtaining the approval for the transaction by the board of directors and the shareholders of the Company and Idea One; and e) completing satisfactory due diligence. As of the date of these financial statements the Company has not entered into a definitive agreement with Idea One however, management is continuing to pursue this opportunity.

Note 8 – Promissory Notes

On November 10, 2004, December 29, 2004, March 22, 2005, and April 08, 2005, Promissory Notes (“Notes”) totaling $500,000 were executed by Idea One payable to the order of the Company for advances made. On November 14, 2005 the terms of all of the above Notes totaling $500,000 were amended.

Terms of the Notes are as follows:

(1)     The Notes bear interest at a rate of 7% per annum on the unpaid principal amount outstanding.

SONA DEVELOPMENT CORP.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

Note 8 – Promissory Notes (continued)

(2)     The entire outstanding principal amount of the Notes, together with all interest accrued thereon, as amended, is due and payable in Idea One’s common stock on a date which shall be the earlier to occur of (a) the Sona Merger or (b) by April 30, 2006 (“Amended Maturity Date”).

(3)     In the event of a merger with or acquisition of Idea One by the Company, the Notes will be consolidated with the Company’s financial statements as loans or forgiven on merger. However, should the Company not conclude a merger with Idea One on or before April 30, 2006 then on May 1, 2006 the outstanding principal and interest due on the Notes will be converted into shares of Idea One valued at the lesser of $0.90 per share or a conversion price equivalent to the lowest price per share at which shares of Idea One common stock have been sold between November 14, 2005 and the Amended Maturity Date.

(4)     Accrued interest on the Notes shall compound quarterly and be added to the unpaid principal amount of the Notes. The Company accrued $2,047 in interest on these notes in 2004, however, the Company has not continued to accrue interest on the Promissory Notes in 2005 due to the unlikelihood of collection.

As of December 31, 2005 the Company has written down the carrying value of the Notes and accrued interest receivable to $1 due to the uncertainty of: (1) the ability of the Company to complete the proposed merger; and (2) the ultimate value of any shares of Idea One that the Company may receive.

Note 9 – Subsequent Events

(a)     On February 17, 2006, the Company issued a Promissory Note for $50,000 to a significant shareholder in exchange for a loan of $50,000. The loan bears interest at a rate of 10% per annum and is due from the proceeds of the next financing arranged by the Company which is anticipated to be by April 30, 2006. The Company will also issue 150,000 restricted common shares to the lender as additional consideration for the loan. If the Note is not paid in full from the proceeds of the Company’s next financing, the lender will be entitled to a one-time late charge equal to 2% of the outstanding principal amount of the Note. Overdue payments will bear interest at 12% per annum until paid.

(b)     On February 24, 2006, the Company advanced $50,000 to Idea One in exchange for a $50,000 Convertible Promissory Note. The Note bears interest at 10% per annum and is due and payable in Idea One’s common stock on a date which shall be the earlier to occur of (a) the Sona Merger or (b) by April 30, 2006 (the “Maturity Date”). Accrued interest on the Notes shall compound quarterly and be added to the unpaid principal amount of the Note. Should the Company not conclude the Sona Merger on or before April 30, 2006 then on May 1, 2006 the outstanding principal and interest due on the Note will be converted into shares of Idea One valued at the lesser of $0.40 per share or a conversion price equivalent to the lowest price per share at which shares of Idea One common stock have been sold between February 17, 2006 and the Maturity Date.

(c)     On February 17, 2006, the Company issued 150,000 shares of its common stock in lieu of a cash payment for services rendered by a significant shareholder.

                                                     SIBLING ENTERTAINMENT GROUP,
                                                                INC. (A
                                                      Development Stage Company)

                                                                 INDEX

                                                                                                          Page

Unaudited, Consolidated Balance Sheet as of September 30, 2006............................................FC-2

Unaudited, Consolidated Statement of Operations for the three month period ended
     September 30, 2006...................................................................................FC-3

Unaudited, Consolidated Statement of Cash Flows for the three months ended
     September 30, 2006...................................................................................FC-4

Notes to the Unaudited, Consolidated Financial Statements.................................................FC-5

SIBLING ENTERTAINMENT GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2006
(UNAUDITED)

Assets
      Current assets
          Cash                                                                                     150,742
          Due from related parties                                                                 128,701
          Advances and prepaids                                                                     23,685
          Loans receivable - related party                                                         132,800
          Other receivables                                                                         20,658
                                                                                                ----------
      Total current assets                                                                         456,586
      Fixed assets
          Computer equipment, net of accumulated depreciation                                        5,368
                                                                                                ----------
      Total Fixed Assets                                                                             5,368

      Other assets
          Goodwill                                                                               2,779,624
          Recoupable advances                                                                       48,333
          Deposits                                                                                 309,920
          Production development costs                                                             474,491
          Investment in related companies                                                          105,183
          Other investments                                                                         88,350
          Options purchased                                                                         63,000
                                                                                                ----------
      Total other assets                                                                         3,868,901
                                                                                                ----------
Total assets                                                                                     4,330,855
                                                                                                ==========
Liabilities and Stockholders' Equity
      Liabilities
          Current liabilities
              Accounts payable                                                                     280,576
              Accrued expenses                                                                      40,350
              Income taxes payable                                                                   3,409
              Short term loans payable                                                              50,000
                                                                                                ----------
          Total current liabilities                                                                374,335
              Loan payable                                                                           5,000
              Long term convertible debentures, net of debt discount                               610,055
                                                                                                ----------
      Total liabilities                                                                            989,390
      Equity
          Common stock $0.001 par value;
          100,000,000 authorized shares;
          29,295,542 shares issued and outstanding                                                  29,296
          Additional paid in capital - warrants                                                    170,729
          Additional paid in capital                                                             5,987,140
          Accumulated deficit                                                                     (248,300)
          Deficit accumulated during development stage                                          (2,597,400)
                                                                                                ----------
      Total equity                                                                               3,341,465
                                                                                                ----------
Total liabilities and stockholders' equity                                                       4,330,855
                                                                                                ==========

                                See accompanying Notes to Condensed Consolidated Financial Statements.

SIBLING ENTERTAINMENT GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                                                                    Cumulative
                                                                                                    Amounts Since
                                                                                                    Inception of
                                                                                                    Development
                                                                                                    Stage, July 1,
                                                                                                    2000 to
                                                                                                    September 30,
                                                                                                    2006
                                                               For the three months ended
                                                                        September 30,
                                                               -----------------------------
                                                                 2006                2005                     2006
                                                              -----------        -----------        --------------
Revenue - related companies
           Consulting fee income - related company              26,444                24,450               229,823
           Executive producer fees - related company                --                25,000               100,000
                                                           -----------           -----------            ----------
Total Revenue                                                   26,444                49,450               329,823
Expense
       General and administrative -
           Professional fees                                   155,909                60,431               954,146
           Management fees - related company                        --                45,300               325,932
           Other                                               230,398                90,130               949,500
       Write-off of investment in motion picture
       rights                                                       --                    --                33,400
       Production expenses                                     329,166                24,621               409,689
                                                           -----------           -----------            ----------
       Operating loss                                         (689,029)             (171,032)           (2,342,844)
Other Income (Expense)
       Interest Income (Expense)                                (5,364)                  400                (5,361)
       Impairment of investment - related company                   --                    --              (233,621)
       Equity loss on investment - related company              (2,321)               (1,184)               (8,743)
                                                           -----------           -----------            ----------
Net loss before income taxes                                  (696,714)             (171,816)           (2,590,569)
       Taxes                                                     1,800                    --                 6,831
                                                           -----------           -----------            ----------
Net Loss                                                      (698,514)             (171,816)           (2,597,400)
                                                          ===========            ===========            ==========
Loss per common share - basic and diluted                       ($0.02)               ($0.01)
                                                          ===========            ===========
Weighted average number of common shares                    29,295,546            12,813,726
                                                           ===========           ===========
       Shares outstanding - basic and diluted

See accompanying Notes to Condensed Consolidated Financial Statements.

SIBLING ENTERTAINMENT GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)                                                                                                                  Cumulative

                                                                                                                           Amounts Since

                                                                                                                            Inception of
                                                                                                                             Development
                                                                                For the three months ended                   Stage, July
                                                                                   September 30,                              1, 2000 to
                                                                                                                           September 30,
                                                                                      2006                        2005              2006
                                                                                 ------------           ------------          ------------
Cash flows from operating activities
       Net Loss                                                                  $   (698,514)         $   (171,816)         $ (2,597,400)
          Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
       Depreciation                                                                       186                   187                  1,466
       Stock-based compensation                                                        20,625                21,876                392,009
       Accretion of beneficial conversion feature - convertible debentures              8,020                    --                  8,020
       Motion picture rights written off                                                  --                     --                 33,400
       Executive services                                                                 --                     --                 54,000
       Equity loss on investment - related party                                        2,321                 1,184                  8,743
       Impairment on investment - related party                                            --                    --                233,621
       Impairment of loan                                                                  --                    --                  3,750
       Increase (decrease) in prepaids and other assets                                24,897               (3,462)               (23,723)
       Increase in accounts payable                                                   181,142                   464                268,067
       Increase in accrued expenses                                                   (12,400)                   --                 35,967
       Increase in other receivables                                                       --                    --               (20,620)
                                                                                 ------------          ------------           ------------
Net cash (used in) provided by operating activities                                 (473,723)              (151,567)           (1,602,700)
                                                                                 ------------          ------------           ------------
Cash flows from investing activities
       Purchases of fixed assets                                                         (637)                 (503)               (6,834)
       Recoupable advances                                                            (15,000)                   --               (48,333)
       Investment in related company stock                                                 --               (50,000)             (350,000)
       Production development costs                                                  (305,839)                   --              (474,491)
       Deposits                                                                      (124,920)                   --              (309,920)
       Options purchased                                                              (25,000)                   --               (42,000)
       Other investments                                                              (35,072)              (37,500)              (85,898)
                                                                                  -----------          ------------           ------------
Net cash (used in) provided by investing activities                                  (506,468)              (88,003)           (1,317,476)
                                                                                 ------------          ------------           ------------
Cash flows from financing activities
       Due from related parties                                                       (19,147)                   --               (46,087)
       Repayment to (from) related parties                                                 --                    --                 16,400
       Advances (to) from related companies                                                --                    --               (43,276)
       Due to related parties                                                         (33,362)              (31,143)             (130,847)
       Loans to related companies                                                     (65,000)              (16,250)             (140,550)
       Loans from related parties                                                      50,000                    --                 55,000
       Proceeds from issuance of common stock subscriptions                                --                    --                 27,500
       Proceeds from issuance of convertible debentures                                    --                    --                140,000
       Proceeds from issuance of debentures                                           650,000                    --                650,000
       Proceeds from issuance of common stocks                                        500,975               302,500              2,542,279
                                                                                 ------------          ------------           ------------
Net cash (used in) provided by financing activities                                1,083,466                255,107              3,070,419
                                                                                 ------------          ------------           ------------
Net increase (decrease) in cash                                                       103,274                15,537                150,242
Cash and cash equivalents, beginning of period                                         47,468                23,596                    500
                                                                                 ------------          ------------           ------------
Cash and cash equivalents, end of period                                         $    150,742          $     39,133               $150,742
                                                                                 ============          ============           ============
                                See accompanying Notes to Condensed Consolidated Financial Statements.

SIBLING ENTERTAINMENT GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - continued
(UNAUDITED)                                                                                          Cumulative

                                                                                                  Amounts Since

                                                                                                   Inception of

                                                                                                    Development
                                                             For the three months ended
                                                                                                   Stage, July
                                                            September 30,                           1, 2000 to
                                                        -------------------------------          September 30,
                                                              2006                2005                    2006
                                                         ------------       ------------          ------------

Supplemental Disclosure of Cash Flow Information:

     Income taxes paid                                    $         --           $         --     $         --
     Interest paid                                        $         --           $         --     $         --

Supplemental Disclosure of Non-Cash Investing and Financing Activities:

     Recognition of beneficial conversion feature on
         convertible debentures                            $     47,966          $         --      $     47,966

See accompanying Notes to Condensed Consolidated Financial Statements.

SIBLING ENTERTAINMENT GROUP, INC.

(A DEVELOPMENT STAGE COMPANY)

1.     BASIS OF PRESENTATION AND ORGANIZATION AND NATURE OF OPERATIONS

BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-QSB and Item 310 of Regulation SB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The operating results for the three months ended September 30, 2006 and 2005 are not necessarily indicative of the results that may be expected for the year ending June 30, 2007. For further information, refer to the financial statements and footnotes thereto included in the Company’s Form 10-KSB/A for the year ended June 30, 2006.

ORGANIZATION AND NATURE OF OPERATIONS

Sibling Entertainment Group, Inc. was organized in 1995. The Company is engaged in the finance, development and production of entertainment properties including plays, musicals for the live stage, independent feature films and other entertainment projects as well as the management of projects including the management of entertainment based real estate properties. References herein to the “Company,” “we,” “us,” “SEGI,” or “our” refers to Sibling Entertainment Group, Inc.

The Company will seek to operate specific divisions through wholly owned subsidiaries, each of which will be focused on a particular segment of the entertainment industry. Each division will be developed internally as well as through acquisitions of production companies engaged in similar activities. The primary divisions shall be aligned with key entertainment industries including: film production, theatre production, entertainment based real estate and music publishing and distribution. The Company will seek to coordinate efforts between each division to provide optimal development for each project.

Each project (live entertainment, plays, musicals, independent films or other commercial exploitation) will be placed into a limited partnership (or other entity) sponsored and managed by the Company, and financed through the sale of limited interests therein to high net worth investors, corporate sponsors of the arts, theatre owners, strategic partners and other supporters of the theater developed by certain of officers and directors of the Company during their careers. The origination, management and administrative fees the Company charges each project, together with payment of royalties and distributions of profits from retained interests, is intended to be the primary source of revenues.

The Company re-entered the development stage on July 1, 2000 since shortly after the discontinuance of the business of development and production of theatrical entertainment products. The Company has been primarily engaged in developing markets, initially for its film library through October, 2003, and subsequently to executive management and consulting in theatrical productions and film development projects.

SIBLING ENTERTAINMENT GROUP, INC.

(A DEVELOPMENT STAGE COMPANY)

1.     BASIS OF PRESENTATION AND ORGANIZATION AND NATURE OF OPERATIONS — Continued

GOING CONCERN

As shown in the condensed financial statements, the accumulated deficit and deficit accumulated during the development stage at September 30, 2006 amounted to $248,300 and $2,597,400, respectively. The Company experienced net losses of $698,514 and $171,816 for the three months ended September 30, 2006 and 2005, respectively, and a cumulative net loss incurred since the development stage of $2,597,400. The Company will need additional resources to finance its future operations, including compliance with SEC reporting requirements. Management is actively seeking to raise additional capital through the sale of both debentures and common stock. The results of these ongoing activities to date are described in Note #13, Subsequent Events. However, no assurance can be given that the Company will continue to be successful in its financing activities.

The accompanying financial statements do not include any adjustments that might result from the eventual outcome of the uncertainty described above.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Sibling Pictures, Inc. (“SPI”), Reel Love Production, Inc. (“RLPI”), Reel Love on Film, LLC (“RLOF”), Sibling Theatricals, Inc. (“STI”), Sibling Music Corporation (“SMC”), Hats Holdings, Inc. (“HHI”) and Sibling Properties, Inc. (“SPPI”) for the period from July 1, 2005 to June 30, 2006. All significant intercompany accounts and transactions have been eliminated in consolidation.

STOCK-BASED COMPENSATION

The company accounts for stock, stock options and stock warrants issued for services and compensation by employees under the fair value method. For non-employees, the fair market value of the Company’s stock on the date of stock issuance or option/grant is used. The Company determined the fair market value of the warrants/options issued under the Black-Scholes Pricing Model. Effective January 1, 2006, the company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) 123(R), SHARE-BASED PAYMENT, which establishes accounting for equity instruments exchanged for employee services. Under the provisions of SFAS 123(R), share-based compensation cost is measured at the grand date, based on the fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity grant). Prior to January 1, 2006, the Company accounted for share-based compensation to employees in accordance with Accounting Principles Board (APB) Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOEES, and related interpretations. The Company also followed the disclosure requirements of SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. The Company elected to adopt the modified prospective transition method as provided by SFAS 123(R) and, accordingly, financial statement amounts for the prior periods presented in the Form 10-QSB have not been restated to reflect the fair value method of expensing share-based compensation.

SIBLING ENTERTAINMENT GROUP, INC.

(A DEVELOPMENT STAGE COMPANY)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — Continued

This method requires the Company to account for these transactions based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measured.

3.     RELATED PARTY TRANSACTIONS

DUE FROM RELATED PARTIES

Since April 1, 2004, the Company provides consulting services to another related company, the New Denver Civic Theatre, Inc., (“DCT”) a Colorado not-for-profit corporation. Under the original agreement, DCT compensated the Company $6,600 per month for services as booking agent for the theatre, marketing services for the theatre’s alternative uses, general services in the management of the theatre, the services of Executive Director James S. Cardwell and consulting services of a non-profit theatre. Beginning August 1, 2005, fees were increased to $8,775 per month. The Company recognized revenue for these services in the amount of $26,325 and $19,800 for the three months ended September 30, 2006 and 2005, respectively, and a cumulative amount since inception of development stage of $229,500. As of September 30, 2006, the Company recognized a total amount due purely for these services in the amount of $137,639. Mitchell Maxwell, Victoria Maxwell, James Cardwell and Richard Bernstein are Directors of SEGI and DCT. Richard Bernstein is the President of DCT. James Cardwell is Executive Director of DCT and CFO of SEGI. Mitchell Maxwell and Victoria Maxwell are President and Vice President, respectively, of SEGI. There are no officers or directors of DCT who are not related parties to SEGI. While DCT continues to operate from its theatrical operations, it has grown from a few hundred thousand in box office sales to over 3 million. As the operations have grown, DCT has increased the seating capacity of one theatre and re-opened a second theatre and is embarking upon the conversion of an idle shop into a cafe. At the same time, as a non-profit, DCT qualifies and is seeking to be included in certain local tax grants for the arts as well as other grants. DCT has also entered into contracts and completing additional contracts for three new shows at higher rates than previous years. The selling of its notes provides DCT certain flexibility as it continues to expand, but also become current with certain of its payables including those owed to the Company. The access to and interaction between commercial producers and regional theatres like DCT is invaluable to the Company, and we fully expect DCT to continue and profit from its operations.

As of September 30, 2006, DCT was indebted to the Company in the amount of $132,800 for money the Company had loaned to the theatre for operational expenses during and subsequent to the run of the production “Newsical the Musical”. The Company loaned DCT $65,000 in the three months ended September 30, 2006. These loans carry annual interest at eight (8%) percent, and the Company has recorded interest income of $2,656 for the three months ended September 30, 2006, respectively.

At September 30, 2006, the Company recognized an aggregate net amount, including interest, of $261,501 due from related parties, including the $132,800 loans receivable noted above.

SIBLING ENTERTAINMENT GROUP, INC.

(A DEVELOPMENT STAGE COMPANY)

3.     RELATED PARTY TRANSACTIONS — Continued

INVESTMENT IN RELATED COMPANY STOCK

On October 15, 2004, the Company signed an agreement with SEI whereby the Company would be allowed to acquire a maximum of 700,000 shares of common stock in SEI over a six month period (“Investment Period”) at the rate of $0.50 per share. Under the agreement, stock certificates will be issued at the end of each calendar quarter rounded to the nearest $10,000, or 20,000 Shares. There is no minimum amount required to be invested. The Company may advance and make payment at any amount during any time during the Investment Period. As of September 30, 2006, the Company had invested an aggregate of $350,000 and received 700,000 shares of common stock at $0.50 per share. The Company holds a 3.95% ownership in SEI, and the stock was accounted for by the equity method. We have recorded the value of our stock in SEI at fair value, or the same value that SEI has sold stock to third party investors at arms length. SEI continues to sell stock to third party investors at the same value at which we purchase stock, $0.50 per share The Company accounts for it’s investment in SEI using the equity method of accounting and periodically re-evaluates its value to recognize any potential impairment in value. In accordance with EITF 02-14, the Company accounts for its investment using the equity method of accounting due to the Company’s ability to exercise significant influence over operating and financial policies of the investee and its determination of ownership of in-substance common stock of the investee. For the three months ended September 30, 2005 and 2006, we recognized equity losses of $1,184 and $2,321, respectively from this investment. In addition, we recognized an impairment in the amount of $233,621 at March 31, 2006 as a result of managements assessment of this investment. Management periodically tests the asset for impairment through the revision and revisiting of its expected future cash flows. Summarized unaudited financial information of SEI is as follows:

                                                         9/30/2006
                                                        -----------
         Current assets                                 $     287,553
         Non-current assets                             $   1,511,098

         Current liabilities                            $   1,143,276
         Non-current liabilities                        $     246,542

                                                       3 months
                                                         ended
                                                        9/30/06
                                                        -----------
         Net revenue                                  $            0
         Income (loss) from operations                $     (53,458)
         Net Income (loss)                            $     (53,458)

SIBLING ENTERTAINMENT GROUP, INC.

(A DEVELOPMENT STAGE COMPANY)

3.     RELATED PARTY TRANSACTIONS — Continued

ASSIGNMENT OF OPTION TO PURCHASE REAL ESTATE

On July 7, 2005, the Company entered into an agreement with SEI whereby the Company agreed to pay $20,000 to SEI and $15,000 to DCT to cause its wholly-owned subsidiary, 721 Santa Fe Realty Company LLC, and DCT to assign its right to purchase the real estate, equipment, improvements and other property known as the Denver Civic Theatre Complex. The amount was paid in the prior year and is included in Deposits at September 30, 2006 (see Note 5 below).

4.     OTHER INVESTMENTS

The Company periodically invests in theatrical and film productions in the form of literary options for either live-stage performance rights, film rights and other ancillary rights, as well as direct investments in third party limited partnerships and/or limited liability companies engaged in the development and production of entertainment projects. Direct investments in productions may represent a minority limited interests with limited or no further responsibility by the Company. Most limited investments do not provide any right to resale, but may provide the right to refund if the project is not fully developed or capitalized. Certain options or larger investments may provide the Company with additional rights including the right to be the owner or co-owner of a project, or the general partner or managing member of the related investment entity with the ability to make key decisions regarding the future development, production and disposition of an entertainment project or the production. Management reviews the Company’s investment portfolio periodically to evaluate its fair value.

On May 24, 2006, the Company invested $10,000 in a DVD release about Bariatrics. On August 28, 2006, the Company invested an additional $10,000 (for an aggregate of $20,000) in the Off-Broadway production of “The Bush Wars”. On June 11, 2005 the Company entered into an agreement to pay thirty thousand ($30,000) dollars to SEI and SEI agreed to assign fifteen (15%) percent of the Adjusted Net Profits of Solace LLC (owner of the theatrical production “Once Around The Sun” (“OATS”) as defined by the Operating Agreement for Solace, LLC for the Off-Broadway production of the musical OATS. OATS profits are paid from SEI’s share of Adjusted Net profits it receives as Managing Member of Solace, LLC. The Company paid this amount to SEI in full on June 13, 2005. Solace, LLC was capitalized at $1 million. The typical investor would have the first right of recoupment. The Company’s investment does not provide for the first right of recoupment. Therefore, the Company settled with SEI on a discounted value of $30,000. The Company also has invested an additional $21,870 into OATS during the three months ended September 30, 2006. At September 30, 2006, other investments totaled $88,350.

SIBLING ENTERTAINMENT GROUP, INC.

(A DEVELOPMENT STAGE COMPANY)

5.     OPTIONS PURCHASED/DEPOSITS

The Company paid $20,000 for the rights to produce the musical based on the Red Hat Society. Options purchased also include $18,000 paid for the right to produce the independent film “Reel Love”. The Company paid a deposit of $200,000 pursuant to the Letter of Intent with Dick Foster Productions, Inc. (“DFP”), and another to purchase 80% of the outstanding shares of DFP. In addition, the Company paid Jerry Lewis a deposit of $25,000 towards the purchase of the rights to develop and produce a new musical based upon his book, “Dean and Me” (a story about his experiences in the entertainment industry with Dean Martin). On July 7, 2005, the Company entered into an agreement with SEI whereby the Company agreed to pay $20,000 to SEI and $15,000 to DCT to cause its wholly-owned subsidiary, 721 Santa Fe Realty Company LLC, and DCT to assign its right to purchase the real estate, equipment, improvements and other property known as the Denver Civic Theatre Complex. The Company also deposited a $48,920 bond with Actors Equity Association (“AEA”) to cover payroll and benefits costs for the acting company performing our production of “HATS!” at DCT. This deposit is refundable at the end of the run of “HATS!". Finally, the Company paid a deposit of $26,000 to DCT for the use of its theater space for “HATS!". This deposit is refundable at the end of the run of the production.

7.     ADVANCES AND PREPAIDS

Advances and prepaid expenses represent stock issued in advance to consultants for services to be provided in the future; $19,479 for Zbigniew Mania, $2,083 for Moneta Capital Advisors and $1,250 for Romano, Ltd. This account also includes $872.50 in prepaid legal fees.

8.     RECOUPABLE ADVANCES

On November 4, 2005, the Company entered into a 12 month consulting agreement with Moneta to provide a variety of corporate services including introducing the Company to third party marketing companies, investment bankers and other corporate promotion companies. The Company issued 100,000 shares, at a price of $0.25 per share, which cover the contractual period November 1, 2005 to October 31, 2006. Included in the monthly fees paid to Moneta are recoupable advances of $3,333 per month for the first four months and $5,000 for each month thereafter for the value of services, or an aggregate of $15,000 for the three months ended September 30, 2006. At September 30, 2006, the Company had $48,333 in recoupable advances.

9.     SHORT TERM LOAN PAYABLE

On September 22, 2006, the Company borrowed $50,000 from Brendan Rempel (a shareholder and Partner of Moneta Capital Advisors) as a short-term loan, bearing an interest rate of 5.5% and payable on demand. This loan was subsequently paid in full with interest on October 24, 2006.

SIBLING ENTERTAINMENT GROUP, INC.

(A DEVELOPMENT STAGE COMPANY)

10.     LONG TERM LIABILITIES — CONVERTIBLE DEBENTURES

The Company has offered for sale an aggregate principal amount of $650,000 of “Series H” convertible debentures. For value received, the Company promises to pay to subscriber and/or holder the principal sum no later than one (1) year from the original issue date including accrued and unpaid interest of 8% per annum. The debentures also provide for a contingent interest premium of 0.10% on net profits from operations of Hats Holding Inc., a subsidiary of the company. The Company shall have the right to extend the maturity date by an additional six (6) months upon the issuance of an additional six thousand (6,000) warrants. As of September 30, 2006, the Company had raised the full $650,000 and the offering has been closed. The debentures include common stock purchase warrants for 6,000 common shares for each unit purchased (unit consisting of $10,000 in principal plus these warrants for $10,000), convertible at $0.55 per share for three years (Series H-1 warrants). In addition, the debentures are convertible into common stock at $0.50 per share and common stock purchase warrants, with two warrants for every $1 of principal converted (one Series H-2 warrant, exercisable at $0.75 for five years and one Series H-3 warrant, exercisable at $1.00 for five years). The Company discounted the total value of the convertible debentures in the amount of $47,966 to recognize the intrinsic value of the beneficial conversion option underlying the convertible debentures. Amortization of the related debt discount of $8,020 was recognized during the three months ended September 30, 2006, resulting in a net carrying value of the debentures of $610,055.

11.     COMMON STOCK ISSUANCES

On June 7, 2006, the Company commenced an offering pursuant to which it would offer and sell up to a maximum, aggregate of 1,000,000 (“Unit(s)”). The initial price of each unit was two dollars ($2.00) for a total aggregate principal amount of $2,000,000. Each Unit sold shall include four (4) shares of common stock, at par value $0.001 per share and two (2) Series F-1 stock purchase warrants and two (2) Series F-2 stock purchase warrants. Each Series F-1 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $0.75 per share for a period of five (5) years commencing on the date of the acceptance of the subscription agreement. Each Series F-2 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $1.00 per share for a period of five (5) years commencing on the date of the acceptance of the subscription agreement On September 24, 2006, the Company revised the terms of its Series F Offering whereby the price per Unit changed from $2.00 per Unit to $1.40 per Unit, or 1,428,575 Units, or $1,999,999.40 in the aggregate. Prior to this change, the Company had received $306,000 from eight investors under its Series F Offering. Under the $1.40 per Unit terms, the Company had raised $194,975 as of September 30, 2006.

As of September 30, 2006, the Company had sold 375,719 Units, or 1,169,074 shares in the aggregate, or $500,975 in the aggregate. This offering is currently open.

On June 14, 2006, the Company entered into an agreement with Zbigniew Mania to consult and assist the Company in structuring, operating and growing its business and with advisory and consulting services related to real estate, leasing and financial matters related to the DCT as reasonably requested by the Company in exchange for 100,000 shares of common stock and 150,000 series G-1 warrants. The contract covers the period June 15, 2006 to June 14, 2007. The expense will be recorded as compensation at the fair value of the stock and warrants issued of $27,500 in equal amounts over each quarter. Warrants were valued based on the Black-Scholes Model of valuation. Expense of $6,875 has been recognized for the three months ended September 30, 2006. Each G-1 warrant will entitle the warrant holder to purchase one share of the Company’s common stock at a price of $0.55 per share for a period of three (3) three years.

SIBLING ENTERTAINMENT GROUP, INC.

(A DEVELOPMENT STAGE COMPANY)

11.     COMMON STOCK ISSUANCES — Continued

On October 16, 2005, the Company entered into an agreement with Romano, Ltd. to provide a variety of corporate services including introducing the Company to clients within the Orthodox Jewish community in Europe and the United States as well as other influential corporate public stock promoters, investment bankers and other companies related to the growth and promotion of companies in the public markets in exchange for restricted Common Stock in the aggregate of 120,000 shares. The issued shares cover the contractual period October 16, 2005 to October 15, 2006. The expense was recorded as compensation for services at the fair market value in four equal amounts in each of the four quarters over the contract term at the price of $0.25 per share, or $7,500 for the three months ended September 30, 2006, resulting in a portion recognized as prepaid (see Note 7).

On November 4, 2005, the Company entered into an agreement with Moneta Capital Advisors Inc., to provide a variety of corporate services including introducing the Company to third party marketing companies, investment bankers and other corporate promotion companies in exchange for restricted Common Stock in the aggregate of 100,000 shares. The issued shares cover the contractual period November 1, 2005 to October 31, 2006. The expense was recorded as compensation at the fair market value of the stock and warrants (see below) issued, in four equal amounts in each of the four quarters over the contract term, or $6,250 for the three months ended September 30, 2006, resulting in a portion recognized as prepaid (see Note 7). Under the contract the Company additionally granted 200,000 warrants to acquire 200,000 shares at the price of $0.50 per share for a period of five (5) years. The Company valued these warrants using the Black-Scholes model of valuation. Additionally, there was an addendum dated May 8, 2006 signed between Moneta and the Company under which the Company shall deliver to Moneta a five (5) year warrant to purchase an aggregate of up to Five Million (5,000,000) shares of the Company’s stock, $.001 par value per share and at an exercise price of $0.275 per share. These warrants shall be held in trust and shall be issued as compensation for services rendered contingent upon the successful completion of a merger between the Company and Sona. We did not recognize the value of these warrants because there is no material disincentive for non-performance under the agreement. Further, under the contract the Company shall grant Moneta up to 228,000 warrants to purchase 228,000 shares of the Company’s common stock contingent upon Moneta raising its share of the SOFIA movie fund.

On March 15, 2006, the Company entered into an agreement with Venture Catalyst, LLC to provide a variety of corporate services including introducing the Company to third party marketing companies, investment bankers and other corporate promotion companies in exchange for restricted Common Stock in the amount of 25,000 shares each month during the term of the contract. The contract covered the period March 15, 2006 to September 15, 2006. The expense has been recorded as compensation at the fair market value in each month over the contract term or $20,625 for the three months ended September 30, 2006.

As equity instruments, we value such warrants using the Black-Scholes Model of valuation as of the date the subscription agreement is signed by both parties. For the period ended September 30, 2006, warrants were valued under the Black-Scholes model using the following assumptions: volatility — 33% (based on estimate of industry norm), dividend yield — 0, risk-free rate — 5.25%.

SIBLING ENTERTAINMENT GROUP, INC.

(A DEVELOPMENT STAGE COMPANY)

12.     SHARE EXCHANGE AGREEMENT

On June 17, 2005, the Company entered into a share exchange agreement with SPI and all of the shareholders of SPI, where the Company agreed to acquire all of the issued and outstanding shares of SPI in consideration of the issuance of an aggregate of 10,785,000 shares of the Company’s common stock, at a price of $0.25 per share, on a basis of 60,000 Company shares for each share of SPI issued and outstanding on June 17, 2005. SPI is engaged in the acquisition of rights to, and development of, features films as an independent producer. At the time of the Share Exchange Agreement, SEI was concentrating of live-event and other theatrical operation. SPI had entered into an agreement with J.P. Turner & Company to solicit and promote the SPFLLC to accredited investors, and the agreement was negotiated along with business models prepared by the Company on behalf of its consulting agreement with SEI and SPI. It was believed that the work performed to date and contracts and assets developed by SPI had value. The Company continued interest and involvement of the advancement of SPI provided the Company’s desire along with its advisors to acquire SPI. As a result of the share exchange, the Company also gained ownership of SPFLLC, a Delaware corporation formed as the investment vehicle to finance and fund two or three independent films to be produced by SPI, Reel Love on Film LLC (“RLFLLC”) and its managing member, Reel Love Productions, Inc., (“RLPI”) formed to develop, finance and produce the film “Reel Love.” As a result of this transaction, SEI gained an ownership interest of 28.64% in the Company. We have reviewed the ownership of SPI, SEI, and SEGI at the time of sale, and reviewed the issue of common control in connection with the acquisition of SPI. No group of shareholders and their family members hold greater than 50% interest in each of these entities. Further, no contemporaneous written evidence of an agreement to vote a majority of the entities’ shares in concert exists between any of these shareholders. Therefore, we believe that common control does not exist. Therefore, as a result of the acquisition, the Company recognized goodwill of $2,779,624, based on the excess of the fair value of the shares issued over the fair values of the assets and liabilities acquired. The exchange of 10,785,000 shares was determined by management based on its assessment of the net present value of projected cash flows of SPI, which exceed the value of the recorded goodwill at June 30, 2005. The Company has re-evaluated the projected cash flows of SPI since June 30, 2006 and has determined that such values exceed the value of the reporting unit including recorded goodwill at September 30, 2006 and at the time of the filing of this report, and therefore no goodwill impairment is indicated for the three months ended September 30, 2006.

13.     SUBSEQUENT EVENTS AND COMMITMENTS

ISSUANCE OF COMMON STOCK

Since September 30, 2006, we sold 445,859 units of our Series F offering, or $524,099, or 1,783,428 shares. The price of each unit is one dollar and forty cents ($1.40) for a total aggregate principal amount of $624,199 subsequent to September 30, 2006. Each Unit sold includes four (4) shares of common stock, at par value $0.001 per share and two (2) Series F-1 stock purchase warrants and two (2) Series F-2 stock purchase warrants. Each Series F-1 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $0.75 per share for a period of five (5) years commencing on the date of the acceptance of the subscription agreement. Each Series F-2 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $1.00 per share for a period of five (5) years commencing on the date of the acceptance of the subscription agreement.

SIBLING ENTERTAINMENT GROUP, INC.

(A DEVELOPMENT STAGE COMPANY)

13.     SUBSEQUENT EVENTS AND COMMITMENTS — Continued

LOANS TO THE NEW DENVER CIVIC THEATRE

On October 4, 2006, we entered into a loan agreement with DCT whereby we loaned $10,000, bearing an interest rate at eight (8%) percent and payable on demand.

OPENING OF “HATS!” AT DCT

The first performance of “HATS! — A Musical for the Rest of Your Life”, a new musical based on the ideas and philosophies of the Red Hat Society and produced by Hats Denver LLC, was on October 7, 2006 and the official “premiere” was on October 11, 2006 at the DCT. The DCT reported that this production of HATS! has broken box office records for DCT, received great reviews, and attracted audiences from numerous states during its first four performances. The sole investor of Hats Denver LLC is Sibling Theatricals, Inc., a wholly owned subsidiary of the Company. The Managing Member of Hats Denver LLC is Hats Holdings, Inc. (a company organized to license HATS! and related merchandiser and other rights around the world). Hats Holdings, Inc. is a wholly owned subsidiary of Sibling Theatricals, Inc.

REPAYMENT OF LOAN PAYABLE

On September 22, 2006, the Company borrowed $50,000 from Brendan Rempel (a shareholder and Partner of Moneta Capital Advisors) as a short-term loan, bearing an interest rate of 5.5% and payable on demand. This loan was subsequently paid in full with interest on October 24, 2006.

                                                   SIBLING ENTERTAINMENT GROUP, INC.
                                                     (A Development Stage Company)

                                                                 INDEX

                                                                                                         Page

Report of independent registered public accounting firm                                                FD - 2
Consolidated balance sheet                                                                             FD - 3

Consolidated statements of operations                                                                  FD - 4
Consolidated statements of changes in stockholders' equity (deficit)                                   FD - 5
Consolidated statements of cash flows                                                                  FD - 6
Notes to the consolidated financial statements                                                         FD - 17

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

Sibling Entertainment Group, Inc.

(Formerly Amici Ventures, Inc.)

We have audited the accompanying consolidated balance sheet of Sibling Entertainment Group, Inc. (a development stage company) (formerly Amici Ventures, Inc.) and subsidiaries as of June 30, 2006, and the related consolidated statements of operations, changes in stockholders’ equity (deficit), and cash flows for the years ended June 30, 2006, and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material accounting misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Sibling Entertainment Group, Inc. and subsidiaries as of June 30, 2006 and the results of their operations and their cash flows for the years ended June 30, 2006 and 2005, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, certain conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters also are described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As described in Note 19 to the financial statements, the financial statements have been restated to clearly present the inception-to-date financial information as unaudited, as it is impractical for the Company to obtain an auditors’ report on such information from the prior auditor.

/s/ Rosenberg, Rich, Baker, Berman & Co.

ROSENBERG, RICH, BAKER, BERMAN & CO.

Bridgewater, New Jersey

October 23, 2006, except for Note 19, which date is December 14, 2006

                                                  SIBLING ENTERTAINMENT GROUP, INC.
                                                     (A Development Stage Company)
                                                      CONSOLIDATED BALANCE SHEET
                                                             June 30, 2006

Assets
   Current assets
     Cash                                                                                                   47,468
     Due from related parties                                                                              109,554
     Advances and prepaids                                                                                  48,620
     Loans receivable - related party                                                                       67,800
     Other receivables                                                                                      20,620
   Total current assets                                                                                    294,062
   Fixed assets
     Computer equipment, net of accumulated depreciation                                                     4,917
   Total Fixed Assets                                                                                        4,917
   Other assets
     Goodwill                                                                                            2,779,624
     Deposits                                                                                              185,000
     Recoupable advances                                                                                    33,333
     Production development costs                                                                          168,652
     Investment in related company                                                                         109,956
     Other investments                                                                                      50,826
     Options purchased                                                                                      38,000
   Total other assets                                                                                    3,365,392
Total assets                                                                                             3,664,370
Liabilities and Stockholders' Equity
   Liabilities
     Current liabilities
       Accounts payable                                                                                     99,436
       Accrued expenses                                                                                     55,450
       Income taxes payable                                                                                    710
       Due to related parties                                                                               33,362
     Total current liabilities                                                                             188,958
       Loan payable - related party                                                                          5,000
   Total liabilities                                                                                       193,958

   Commitments and contingencies                                                                                 -

   Equity
     Common stock $0.001 par value;
     100,000,000 authorized shares;
     28,051,472 shares issued and outstanding                                                               28,051
     Additional paid in capital - warrants                                                                 132,189
     Additional paid in capital                                                                          5,457,358
     Accumulated deficit                                                                                  (248,300)
     Deficit accumulated during development stage                                                       (1,898,886)

   Total equity                                                                                          3,470,412

Total liabilities and stockholders' equity                                                               3,664,370

                                     See accompanying notes to consolidated financial statements.

                                                   SIBLING ENTERTAINMENT GROUP, INC.
                                                     (A Development Stage Company)
                                                 CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                      Cumulative
                                                                                                        Amounts
                                                                                                         Since
                                                                                                      Inception of
                                                                                                      Development
                                                                                                        Stage,
                                                                                                     July 1, 2000
                                                                                                          to
                                                                                                       June 30,
                                                                                                        2006
                                                                                                      (unaudited)

                                                                     For the year ended June 30,

                                                                         2006            2005

Revenue - related companies
     Consulting fee income - related company                               103,629          79,500         203,379
     Executive producer fees - related company                              50,000          16,667         100,000

Total Revenue                                                              153,629          96,167         303,379

Expense
   General and administrative -
     Professional fees                                                     526,109         202,813         798,237
     Management fees - related company                                     123,700         126,712         325,932
     Other                                                                 641,939          50,067         719,102
   Write-off of investment in motion picture rights                              -               -          33,400
   Production expenses                                                      70,523          10,000          80,523

   Operating loss                                                       (1,208,642)       (293,425)     (1,653,815)
Other Income (Expense)
   Interest Income (Expense)                                                 2,513               -               3
   Impairment of investment - related company                             (233,621)              -        (233,621)
   Equity loss on investment - related company                              (2,069)         (4,353)         (6,422)

Net loss before income taxes                                            (1,441,819)       (297,778)     (1,893,855)

   Taxes                                                                     2,795             806           5,031

Net Loss                                                                (1,444,614)       (298,584)     (1,898,886)

Loss per common share - basic and diluted                           ($        0.06)  ($       0.03)

Weighted average number of common shares                                24,482,883       9,272,972

   Shares outstanding - basic and diluted

                                     See accompanying notes to consolidated financial statements.

                                                   SIBLING ENTERTAINMENT GROUP, INC.
                                                     (A Development Stage Company)
                                  CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                                                                 Additional                   Deficit          Total
                                                                    Paid-In                Accumulated   Shareholder
                                                Additional   capital - Warrants  Accumulated    During       Equity
                                                   Paid-In                       Deficit   Development
                          Shares   Amount          Capital                                      Stage

    Balance June 30,
                2000   6,000,000  $ 6,000  $       274,200  $             -   $ (248,300) $         -  $    31,900
   Value of services
         provided by
       executive for
    office space and
          management           -        -           18,000  $             -            -            -       18,000
            Net loss           -        -                -                -            -      (27,600)     (27,600)
    Balance June 30,
                2001   6,000,000  $ 6,000  $       292,200  $             -   $ (248,300) $   (27,600) $    22,300
   Value of services
         provided by
       executive for
    office space and
          management           -        -           18,000  $             -            -            -       18,000
      Sale of common
              shares   2,000,000    2,000           58,000  $             -            -            -       60,000
            Net loss           -        -                -                -            -      (76,449)     (76,449)
    Balance June 30,
                2002   8,000,000  $ 8,000  $       368,200  $             -   $ (248,300) $  (104,049) $    23,851
   Value of services
         provided by
       executive for
    office space and
          management           -        -           18,000                -            -            -       18,000
            Net loss           -        -                -                -            -      (15,531)     (15,531)
    Balance June 30,
                2003   8,000,000  $ 8,000  $       386,200  $             -   $ (248,300) $  (119,580) $    26,320
 Forgiveness of debt
     - related party           -  $     -  $         6,960  $             -   $        -            -        6,960
            Net loss           -        -                -                -            -      (36,108)     (36,108)
    Balance June 30,
                2004   8,000,000  $ 8,000  $       393,160  $             -   $ (248,300) $  (155,688) $    (2,828)
   Value of services
         provided by
          consultant     375,000      375           93,375                -            -            -       93,750
      Sale of common
              shares   1,790,000    1,790          446,079            4,631            -            -      452,500
    Shares issued in        0,785
         Acquisition   10,785,00        1        2,685,465                -            -            -    2,696,250
            Net loss           -        -                -                -            -     (298,584)    (298,584)
    Balance June 30,
                2005   20,950,00  $20,950  $     3,618,079  $         4,631   $ (248,300) $  (454,272) $ 2,941,088
   Value of services
         provided by
          consultant     770,000      770          184,803           28,202            -            -      213,776
          Debentures
      converted into
               stock     560,000      560          139,440                -            -            -      140,000
  Warrants issued to
           employees           -        -                -           63,859            -            -       63,859
      Sale of common
              shares   5,661,472    5,661        1,487,646           35,497            -            -    1,528,804
    Shares issued to
  settle liabilities     110,000      110           27,390                -            -            -       27,500
            Net loss           -        -                -                -            -    (1,444,61)  (1,444,614)
    Balance June 30,
                2006   28,051,47  $28,051  $     5,457,358  $       132,189   $ (248,300) $ (1,898,88) $ 3,470,412

                                     See accompanying notes to consolidated financial statements.

                                                   SIBLING ENTERTAINMENT GROUP, INC.
                                                     (A Development Stage Company)
                                                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                                                                Cumulative Amounts
                                                                                                since Inception of
                                                                                               Development Stage,
                                                                     For the year ended June    July 1, 2000 to
                                                                               30,               June 30, 2006
                                                                         2006         2005         (unaudited)
Cash flows from operating activities
   Net Loss                                                         $   (1,444,614)$  (298,584)$        (1,898,886)
   Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
      Depreciation                                                             747         533               1,280
      Stock-based compensation                                             277,634      93,750             371,384
      Motion picture rights written off                                          -           -              33,400
      Executive services                                                         -                          54,000
      Equity losses on investment - related party                            2,069       4,353               6,422
      Impairment of investment - related party                             233,621           -             233,621
      Impairment of loan                                                     3,750           -               3,750
   Changes in operating assets/liabilities:
      Increase (decrease) in prepaids and other assets                     (48,620)          -             (48,620)
      Increase in accounts payable                                          58,458      16,467              86,925
      Increase in accrued expenses                                          49,157           -              48,367
      Increase in other receivables                                        (20,620)          -             (20,620)
Net cash used in operating activities                                     (888,418)   (183,481)         (1,128,977)

Cash flows from investing activities
   Purchases of fixed assets                                                (2,466)     (3,731)             (6,197)
   Recoupable advances                                                     (33,333)          -             (33,333)
   Investment in related company stock                                     (50,000)   (300,000)           (350,000)
   Production development cost outlays                                    (168,652)          -            (168,652)
   Deposits                                                               (185,000)          -            (185,000
   Options purchased                                                       (14,500)     (2,500)            (17,000)
   Other investments                                                       (13,326)    (37,500)            (50,826)
Net cash used in investing activities                                     (467,277)   (343,731)           (811,008)

Cash flows from financing activities
   Due from related parties                                                      -      27,183             (26,940)
   Repayment from (to) related parties                                      26,400           -              16,400
   Advances (to) from related companies                                   (103,977)          -             (43,276)
   Due to related parties                                                   (8,860)    (88,625)            (97,485)
   Loans to related companies                                              (67,800)     (7,750)            (75,550)
   Loans from related companies                                              5,000           -               5,000
   Proceeds from issuance of common stock subscriptions                          -      27,500              27,500
   Proceeds from issuance of convertible debentures                              -     140,000             140,000
   Proceeds from issuance of common stocks                               1,528,804     452,500           2,041,304
Net cash (used in) provided by financing activities                      1,379,567     550,808           1,986,953

Net increase (decrease) in cash                                             23,872      23,596              46,968
Cash and cash equivalents, beginning of period                              23,596           -                 500

Cash and cash equivalents, end of period                            $       47,468 $    23,596 $            47,468

                                      See accompanying notes to consolidated financial statements

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

Supplemental disclosure:

Income taxes paid                                                       $  2,975        806                 5,031

Supplemental information on non cash investing and financing activities:

In 2006, the Company converted $140,000 of convertible debentures into common stock. The Company also issued stock in settlement of $27,500 of other liabilities to be settled in stock.

On June 17, 2005, the Company acquired 100% of the common stock of SPI for 10,785,000 shares of the Company’s common stock valued at $2,696,250. As a result of the acquisition, the Company acquired assets of $21,000 and assumed liabilities of $104,374 resulting in the recognition of goodwill of $2,779,624.

See accompanying notes to consolidated financial statements

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

1.     ORGANIZATION AND NATURE OF OPERATIONS

Sibling Entertainment Group, Inc., formerly Amici Ventures, Inc., (“the Company”) was organized in 1995. The Company is engaged in the finance, development and production of entertainment properties including plays, musicals for the live stage, independent feature films and other entertainment projects as well as the management of projects including the management of entertainment based real estate properties. References herein to the “Company,” “we,” “us,” or “our” refers to Sibling Entertainment Group, Inc.

The Company will seek to operate specific divisions through wholly owned subsidiaries, each of which will be focused on a particular segment of the entertainment industry. Each division will be developed internally as well as through acquisitions of production companies engaged in similar activities. The primary divisions shall be aligned with key entertainment industries including: film production, theatre production, entertainment based real estate and music publishing and distribution. The Company will seek to coordinate efforts between each division to provide optimal development for each project.

Each project (live entertainment, plays, musicals, independent films or other commercial exploitation) will be placed into a limited partnership (or other entity) sponsored and managed by the Company, and financed through the sale of limited interests therein to high net worth investors, corporate sponsors of the arts, theatre owners, strategic partners and other supporters of the theater developed by certain of officers and directors of the Company during their careers. The origination, management and administrative fees the Company charges each project, together with payment of royalties and distributions of profits from retained interests, is intended to be the primary source of revenues.

The Company re-entered the development stage on July 1, 2000 since shortly after the discontinuance of the business of development and production of theatrical entertainment products. The Company has been primarily engaged in developing markets, initially for its film library through October, 2003, and subsequently to executive management and consulting in theatrical productions and film development projects.

CONTROL BY PRINCIPAL STOCKHOLDERS

The directors, executive officers and their affiliates or related parties, own 49% of the voting power of the outstanding shares of our common stock.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

1.     ORGANIZATION AND NATURE OF OPERATIONS — Continued

GOING CONCERN

As shown in the consolidated financial statements, the accumulated deficit and deficit accumulated during the development stage amounted to $248,300 and $1,898,886, respectively, at June 30, 2006. The Company experienced a net loss of $1,444,614, $298,584 and $1,898,886 for the years ended June 30, 2006 and 2005 and from July 1, 2000 (date of inception) to June 30, 2006, respectively. The Company will need additional resources to finance its future operations, including compliance with SEC reporting requirements. Management is actively seeking to raise additional capital through the sale of both debentures and common stock. The results of these ongoing activities to date are described in Note #19, Subsequent Events . However, no assurance can be given that the Company will continue to be successful in its financing activities.

The accompanying financial statements do not include any adjustments that might result from the eventual outcome of the risks and uncertainties described above.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Sibling Pictures, Inc. (“SPI”), Reel Love Production, Inc. (“RLPI”), Reel Love on Film, LLC (“RLOF”), Sibling Theatricals, Inc. (“STI”), Sibling Music Corporation (“SMC”), Hats Holdings, Inc. (“HHI”) and Sibling Properties, Inc. (“SPPI”) for the period from July 1, 2005 to June 30, 2006. All significant intercompany accounts and transactions have been eliminated in consolidation.

REVENUE RECOGNITION

The Company recognizes revenue form the sale of its services in accordance with the U.S. Securities and Exchange Commission’s (SEC) Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements. In SAB No. 101, the SEC expressed its view that revenue was realizable and earned when the following four criteria were met (1) persuasive evidence of an arrangement exists; (2) delivery has occurred and title has passed according to the sale terms; (3) the seller’s price to the buyer is fixed or determinable; and (4) collectibility is reasonably assured.

The Company earns and receives revenue from several different sources and recognizes each source of income as defined in the governing agreement related to each income source as described more fully below:

        Theatrical Consulting Fees: The Company recognizes revenue from administrative services at the time the services are rendered, on a periodic basis. Agreements with the Company typically provide for services on a monthly basis, and as such, revenue will be recognized monthly, when services are provided.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        Financing Fees: The Company recognizes revenue for fees associated with financing film productions as earned when services are fixed and earned when provided. The Company typically receives the payment for these services upon the complete capitalization of the production.

        Venue Management Fees: The Company shall recognize revenue from venue management monthly as earned, when services are provided.

        Producer Fees and Office Fees: The Company shall recognize revenue from the producer fees and office fees (budgeted fees paid in the development, management and production of a play or musical or other live-stage event, and feature films) as earned and upon the a project’s capitalization and when persuasive evidence of an arrangement exits, the fees are determinable and collectibility is reasonably assured. Any fees received prior to capitalization shall be treated as deferred income and recognized when earned in accordance with any governing agreement. The determination of fees and collectibility of fees vary on a case-by-case basis and management carefully reviews each proposed production constantly as to how the Company earns and recognizes its fees.

        Royalties and Net Profit Participation: As a producer of entertainment projects, the Company normally acts as a general partner or managing member entitled to receive a share of royalties from box office revenues and a share of net profits upon the recoupment of the initial capitalization repaid to investors of such project. Typically, royalties are determined and paid on a weekly basis and the Company shall recognize revenue from these royalties as reported and earned. Net profit participation and other residual income are typically reported on varying periods (monthly, quarterly and annually) and the Company shall recognize this revenue as earned when it is reported and deemed payable to the Company.

        Box Office Revenues & Merchandise Income: For those projects and productions for which tickets are sold and whereby the Company is required to consolidate financial statements from the operations of subsidiaries or variable interest entities, the Company shall report and recognize revenues upon the completion of each performance as reported and determined by the theater box office treasurer and ticket agency, if any, engaged for a particular production. Currently we do not own a theater. Refund policies are established by the box office of each particular theater, as they hold the funds until the performance is complete.

        Proceeds from the Sale of Film Assets: For income received through the completion and sale of independent feature films and similar rights, excluding producer fees earned upon the finance or from the production of the film, the Company shall recognize income in a manner consistent with SOP 00-2.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SIGNIFICANT ESTIMATES

Several areas require management’s estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management’s estimates related to the valuation of motion picture rights acquired by the Company and the valuation of donated office space and services from an executive.

FINANCIAL INSTRUMENTS

The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No. 107 “Disclosures about the Estimated Fair Value of Financial Instruments.” The estimated fair amount has been determined by using available market information and valuation methodologies as described below. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair market value amounts.

The estimated fair values of the Company’s financial instruments as of June 30, 2006, approximated their carrying amounts.

Cash and cash equivalents, due to related companies and accrued liabilities, as reflected in the balance sheet, approximate fair value because of the short-term maturity of these instruments.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with a original maturities of three months or less as cash equivalents.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes”. Under Statement No. 109, the asset and liability method is used in accounting for income taxes. Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The temporary differences relate primarily to net operating loss carry forwards. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Income tax expenses were $2,795, $806 and $5,031 for the years ended June 30, 2006 and 2005 and from July 1, 2000 (date of inception) to June 30, 2006, respectively.

STOCK-BASED COMPENSATION

The company accounts for stock, stock options and stock warrants issued for services and compensation by employees under the fair value method. For non-employees, the fair market value of the Company’s stock on the date of stock issuance or option/grant is used. The Company determined the fair market value of the warrants/options issued under the Black-Scholes Pricing Model. Effective January 1, 2006, the company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) 123(R), SHARE-BASED PAYMENT, which establishes accounting for equity instruments exchanged for employee services. Under the provisions of SFAS 123(R), share-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity grant).

Prior to January 1, 2006, the Company accounted for share-based compensation to employees in accordance with Accounting Principles Board (APB) Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and related interpretations. The Company also followed the disclosure requirements of SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. The Company elected to adopt the modified prospective transition method as provided by SFAS 123(R) and, accordingly, financial statement amounts for the prior periods presented in the Form 10-QSB have not been restated to reflect the fair value method of expensing share-based compensation.

This method requires the Company to account for these transactions based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measured.

The Company accounts for stock-based compensation to non-employees under the provisions of EITF 96-18 and EITF 00-18 with regards to determining the measurement date and fair value of such issuances. Expense for contingently issuable securities is recognized based on the determination of the existence of a performance commitment (determined based on substantial disincentives for non-performance for contracts that are contingent on performance alone).

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

NET LOSS PER SHARE

Basic loss per common share (“LPS”) is calculated by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted earnings per common share are calculated by adjusting the weighted average outstanding shares, assuming conversion of all potentially dilutive stock options. As of June 30, 2006 potentially dilutive securities include 5,901,972 warrants. The common stock equivalents were not included in the number of total shares outstanding as their effect would be anti-dilutive. The Company has not issued any potentially dilutive common shares. The numerator and denominator used in the basic and diluted net loss per share of common stock computations are presented in the following table:

                                                                          June 30,
                                                                     2006          2005
NUMERATOR FOR BASIC AND DILUTED LPS
     Net loss to common shareholders                             $  (1,444,614)$   (298,584)
DENOMINATOR FOR BASIC AND DILUTED LPS
     Weighted average shares of common stock outstanding            28,051,472    9,272,972
LPS - Basic and diluted                                          $       (0.06)$      (0.03)

The Company recognized a cumulative net loss since inception of the development stage of $1,898,886.

CONCENTRATION OF CREDIT AND BUSINESS RISK

The concentration of 100% of the Company’s revenues and related receivables as of and for the year ended June 30, 2006 being from related companies, as described below in “Due from Related Parties”, exposes the Company to a relatively greater degree of risk of loss than would be the case with greater customer diversification.

CAPITALIZATION OF FILM PRODUCTION DEVELOPMENT COSTS

The Company follows SOP 00-2 for the capitalization of certain film production development costs. Production development costs capitalized by the Company include, but are not limited to, payments to directors, authors, composers, crews, office expenses and travel costs directly associated with bringing the production to market. If a property under development has not been set for production within three years from the first capitalized transaction related to that property, the Company will write off those capitalized costs. The Company shall begin amortization of capitalized costs when a production is open to the public.

CAPITALIZATION OF THEATRICAL PRODUCTION DEVELOPMENT COSTS

Production development costs capitalized by the Company include, but are not limited to, payments to directors, authors, composers, crews, office expenses and travel costs directly associated with bringing the production to market. Management periodically reviews each theatrical production and will write down or write off those capitalized costs if management determines that the likelihood to recoup costs and/or receive earnings from all sources related to the production has diminished. The Company shall begin amortization of capitalized costs when a production is open to the public or is licensed to third parties.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

MARKETING AND ADVERTISING COSTS

The Company expenses all marketing and advertising costs as incurred.

PROPERTY

The Company shall value its property and equipment at cost and uses the straight line depreciation method to depreciate its property and equipment. The company recognized accumulated depreciation of $1,280 at year end. For the years ended June 30, 2006 and 2005, the Company recognized depreciation expense of $747 and $533, respectively.

3.     RELATED PARTY TRANSACTIONS

SHARE EXCHANGE AGREEMENT

On June 17, 2005, the Company entered into a share exchange agreement with SPI and all of the shareholders of SPI, where the Company agreed to acquire all of the issued and outstanding shares of SPI in consideration of the issuance of an aggregate of 10,785,000 shares of the Company’s common stock, at a price of $0.25 per share, on a basis of 60,000 Company shares for each share of SPI issued and outstanding on June 17, 2005. SPI is engaged in the acquisition of rights to, and development of, features films as an independent producer. At the time of the Share Exchange Agreement, SEI was concentrating of live-event and other theatrical operation. SPI had entered into an agreement with J.P. Turner & Company to solicit and promote the SPFLLC to accredited investors, and the agreement was negotiated along with business models prepared by the Company on behalf of it’s consulting agreement with SEI and SPI. It was believed that the work performed to date and contracts and assets developed by SPI had value. The Company continued interest and involvement of the advancement of SPI provided the Company’s desire along with its advisors to acquire SPI. As a result of the share exchange, the Company also gained ownership of SPFLLC, a Delaware corporation formed as the investment vehicle to finance and fund two or three independent films to be produced by SPI, Reel Love on Film LLC (“RLFLLC”) and its managing member, Reel Love Productions, Inc., (“RLPI”) formed to develop, finance and produce the film “Reel Love.” As a result of this transaction, SEI gained an ownership interest of 28.64% in the Company. We have reviewed the ownership of SPI, SEI, and SEGI at the time of sale, and reviewed the issue of common control in connection with the acquisition of SPI. No group of shareholders and their family members hold greater than 50% interest in each of these entities. Further, no contemporaneous written evidence of an agreement to vote a majority of the entities’ shares in concert exists between any of these shareholders. Therefore, we believe that common control does not exist. Therefore, as a result of the acquisition, the Company recognized goodwill of $2,779,624, based on the excess of the fair value of the shares issued over the fair values of the assets and liabilities acquired. The exchange of 10,785,000 shares was determined by management based on its assessment of the net present value of projected cash flows of SPI, which exceed the value of the recorded goodwill at June 30, 2005. The Company updated and re-evaluated the projected cash flows of SPI at June 30, 2006 and determined that such values exceed the value of the reporting unit including recorded goodwill at June 30, 2006 and at the time of the filing of this report, therefore no goodwill impairment is indicated for the year ended June 30, 2006. A condensed balance sheet of SPI at the time of acquisition follows:

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

3.     RELATED PARTY TRANSACTIONS — Continued

SHARE EXCHANGE AGREEMENT - Continued
                                                                                                    SPI
                                                                                               Consolidated
                                                                                                 June 17,
                                                                                                   2005

ASSETS
   Other Assets
     Options Purchased                                                                              21,000.00

   Total Other Assets                                                                               21,000.00

TOTAL ASSETS                                                                                        21,000.00

LIABILITIES and EQUITY
   Liabilities
     Current Liabilities
         Accounts Payable                                                                           12,511.96
       Other Current Liabilities
         Due to Related Parties                                                                     91,862.18

       Total Other Current Liabilities                                                              91,862.18

     Total Current Liabilities                                                                     104,374.14

   Total Liabilities                                                                               104,374.14
   Equity
     Common Stock (no par value)                                                                     1,797.50
     Accumulated Deficit                                                                           (85,171.64)

   Total Equity                                                                                    (83,374.14)

TOTAL LIABILITIES and EQUITY                                                                        21,000.00

Following is pro forma financial information for the years ended June 30, 2005, prepared to show the results of operations of the combined companies as if the business combination took place as of the beginning of the periods presented:

                                                                                         Year ended
                                                                                          June 30,
                                                                                            2005
Revenue - related parties                                                       $                 79,500
Loss from operations                                                            $               (315,685)
Other income (expense)                                                          $                  5,159
Loss per common share                                                           $                  (0.03)

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO CONDENSED FINANCIAL STATEMENTS

3.     RELATED PARTY TRANSACTIONS (continued)

DUE FROM RELATED PARTIES

Since April 1, 2004, the Company provides consulting services to another related company, the New Denver Civic Theatre, Inc., (“DCT”) a Colorado not-for-profit corporation. Under the agreement, in July 2005, DCT compensated the Company $6,900 for services as booking agent for the theatre, marketing services for the theatre’s alternative uses, general services in the management of the theatre, the services of Executive Director James S. Cardwell and consulting services of a non-profit theatre. Beginning August 1, 2005, fees were increased to $8,775 per month. The Company recognized revenue for these services in the amount of $103,629 and $79,500 for the years ended June 30, 2006 and 2005, respectively, and a cumulative amount since inception of development stage of $203,379.

The Company bases allowances on uncollectible amounts on analysis of each account receivable. Due to the relationship of executive officers among the Company and DCT, the transparency of the DCT’s financial and operational information to the Company, and the current success surrounding the Company’s newest theatrical production, “HATS!,” running at the DCT, the Company’s management does not believe an allowance against the current receivables is necessary.. The Company fully expects to collect 100% of its receivables from DCT. In a situation where a determination of the allowance of uncollectible accounts is deemed necessary, the analysis begins by first aging the accounts receivable and collections on those receivables and then comparing that amount against the amount of receivables collected in each aging category. The Company recognizes standard accounts receivable as delinquent after 120 days, and shall write-off certain receivables if they are not collected within 12 months after becoming delinquent, unless a payment plan is negotiated and agreed upon at that time.

Mitchell Maxwell, Victoria Maxwell, James Cardwell and Richard Bernstein are Directors of SEGI and DCT. Richard Bernstein is the President of DCT, and an Executive Officer of SEGI. James Cardwell is Executive Director of DCT and CFO of SEGI. Mitchell Maxwell and Victoria Maxwell are President and Vice President, respectively, of SEGI.

We have received $26,400 in the aggregate from DCT for the fiscal year ended June 30, 2006. We have not received any monies from DCT subsequent to June 30, 2006. We have made cash payments to SEI of approximately $235,521 and $520,709 in the aggregate for the year ended June 30, 2005 and fiscal year ended June 30, 2006 to date. We received cash payments from SEI of approximately zero and $42,500 for the year ended June 30, 2005 and fiscal year ended June 30, 2006 to date.

As of June 30, 2006, DCT was indebted to the Company in the amount of $107,977 for consulting services and $70,223 for money the Company had loaned (including interest of $2,423) to the theatre for operational expenses during and subsequent to the run of the production “Newsical the Musical”.

The Company had a balance of $109,554 due from related parties at June 30, 2006, including the $107,977 noted above.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

3.     RELATED PARTY TRANSACTIONS (continued)

DUE TO RELATED PARTIES

Since October, 2004, the Company has had an agreement with SEI for office space, related utilities, shipping and management services. On July 1, 2005 the Company agreed to amend its consulting agreement with SEI whereby management fees decrease from $21,800 per month to $12,800 per month beginning July 1, 2005. On September 1, 2005 the consulting agreement was amended whereby management fees increase to $19,600 per month. These changes were due to the change in management services being provided by SEI. As of February 1, 2006, this agreement was terminated and payments stopped due to the change of management and executive officers from the employment of SEI to the Company. As of June 30, 2006 there were no outstanding payables due to SEI for these services. For the years ended June 30, 2006 and 2005, management fee charges totaled $123,700 and 126,712, respectively.

The Company recognized a total of $33,362 due to SEI at June 30, 2006 for expenses that SEI paid on the Company’s behalf: $17,656 in legal fees incurred by SPI, $15,706 in option payments for the rights to produce the film “Reel Love”. The debts associated with SPI and Reel Love were assumed by the Company from its purchase of SPI, who originally owed these monies to SEI for film expenses SEI paid on SPI’s behalf.

ASSIGNMENT OF OPTION TO PURCHASE REAL ESTATE

On March 17, 2004, the DCT sold all of its real estate, property and equipment in the DCT Complex to Zbigniew Mania (“Mania”) and at the same time, 721 Santa Fe Realty Company, LLC (“SFR”)(a wholly owned subsidiary of SEI) entered into a 49-year lease with Mania for the DCT Complex with an option to repurchase the DCT Complex at anytime during the term of the lease beginning one year after the purchase date, or March 17, 2005 during the term of the lease for $1.465 million dollars on or before midnight on January 1, 2053.

On July 7, 2005, the Company entered into an agreement to pay twenty thousand ($20,000) dollars to SEI and fifteen thousand ($15,000) dollars within thirty (30) days of this agreement to the DCT to cause SFR and DCT to assign its right to purchase the real estate, equipment, improvements and other property known as the Denver Civic Theatre Complex.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

5.     INVESTMENT IN RELATED COMPANY STOCK

On October 15, 2004, the Company signed an agreement with SEI whereby the Company would be allowed to acquire a maximum of 700,000 shares of common stock in SEI over a six month period (“Investment Period”) at the rate of $0.50 per share. Under the agreement, stock certificates will be issued at the end of each calendar quarter rounded to the nearest $10,000, or 20,000 Shares. There is no minimum amount required to be invested. The Company may advance and make payment at any amount during any time during the Investment Period. As of December 31, 2005, the Company had invested an aggregate of $350,000 and received 700,000 shares of common stock at $0.50 per share. The Company holds a 3.95% ownership in SEI. The Company accounts for it’s investment in SEI using the Equity Method of accounting and periodically re-evaluates its value to recognize any potential impairment in value. In accordance with EITF 02-14, the Company accounts for its investment using the equity method of accounting due to the Company’s ability to exercise significant influence over operating and financial policies of the investee and its determination of ownership of in-substance common stock of the investee. For the year ended June 30, 2005 and 2006, we recognized equity losses of $4,353 and $2,069, respectively, from this investment. Management periodically tests the asset for impairment through the revision and revisiting of its expected future cash flows. For the year ended June 30, 2006 the Company recognized an impairment of $233,621. This impairment was made to bring the value of the investment down the estimated recoverable amount based on the Company’s percentage ownership of the estimated fair value of SEI’s total outstanding shares. The Company will continue to rigorously assess its investment. As of June 30, 2006, the Company determined that no further impairment was necessary.

6.     LOANS RECEIVABLE – RELATED PARTY

For the year ended June 30, 2006, the Company loaned an aggregate of $67,800 to DCT. These loans carry an interest rate of 8% and are payable upon demand.

7.     WRITE-OFF OF LOAN RECEIVABLE

In July of 2005, the theatrical production “Newsical the Musical” closed the show. The ability of the production to repay the loan ended with the closing of the show. Therefore, the Company wrote-off the $3,750 loan issued to the production in July of 2005.

8.     ADVANCES AND PREPAIDS

The Company entered into an agreement with Romano, Ltd., on October 16, 2005, to provide a variety of corporate services including introducing the Company to clients within the Orthodox Jewish community in Europe and the United States as well as other influential corporate public stock promoters, investment bankers and other companies related to the growth and promotion of companies in the public markets. The 120,000 shares issued as compensation cover the contractual period October 16, 2005 to October 15, 2006. Advances and prepaids include $8,750 in stock-based prepaid consulting fees for the year ended June 30, 2006.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

8.     ADVANCES AND PREPAIDS — Continued

On November 4, 2005, the Company entered into a 12 month consulting agreement with Moneta Capital Advisors (“Moneta”) to provide a variety of corporate services including introducing the Company to third party marketing companies, investment bankers and other corporate promotion companies. The Company issued Moneta 100,000 shares as compensation to cover the period November 1, 2005 to October 31, 2006. Advances and prepaids include $8,333 in stock-based pre-paid consulting fees for the year ended June 30, 2006.

The Company entered into an agreement with Venture Catalyst, LLC on March 15, 2006, to provide a variety of corporate services including introducing the Company to third party marketing companies, investment bankers and other corporate promotion companies in exchange for restricted Common Stock in the amount of 25,000 shares each month during the term of the contract. The contract covers the period March 15, 2006 to September 15, 2006. Advances and prepaids also include $3,438 for half of one month of stock-based prepaid consulting costs for Venture Catalyst.

The Company entered into an agreement with Zbigniew Mania on June 14, 2006, to consult and assist the Company in structuring, operating and growing its business and with advisory and consulting services related to real estate, leasing and financial matters related to the DCT. The contract covers the period June 15, 2006 to June 14, 2007. Prepaids and advances include $26,354 for prepaid consulting costs for Zbigniew Mania.

Advances and prepaids also include $1,745 of prepaid legal expenses.

9.     RECOUPABLE ADVANCES

On November 4, 2005, the Company entered into a 12 month consulting agreement with Moneta Capital Advisors (“Moneta”) to provide a variety of corporate services including introducing the Company to third party marketing companies, investment bankers and other corporate promotion companies. Included in the monthly fees paid to Moneta is recoupable advances of $4,166.67 per month, of which $3,333 is recoupable, for each of the first four consecutive months of the contract period, and increasing to $10,000 per month, of which $5,000 is recoupable, for each of the next 8 consecutive months. A portion of the monthly fees paid to Moneta are considered general corporate consulting fees. The remainder is considered an advance from earnings expected for Moneta’s share of income derived from specific projects known and unknown for which Moneta would be entitled to. Total recoupable costs at June 30, 2006 were $33,333.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

10.     PRODUCTION DEVELOPMENT COSTS

For the year ended June 30, 2006, the Company incurred capitalized costs to develop theatrical and independent film productions; $96,783 on development of HATS! and $71,869 towards the development of the Broadway production of OATS. On June 11, 2005 the Company entered into an agreement to pay thirty thousand ($30,000) dollars to SEI and SEI agreed to assign fifteen (15%) percent of the Adjusted Net Profits of Solace LLC (owner of the theatrical production “Once Around The Sun” (“OATS”) as defined by the Operating Agreement for Solace, LLC for the Off-Broadway production of the musical OATS. OATS profits are paid from SEI’s share of Adjusted Net profits it receives as Managing Member of Solace, LLC. The Company paid this amount to SEI in full on June 13, 2005. Solace, LLC was capitalized at $1 million. The typical investor would have the first right of recoupment. The Company’s investment does not provide for the first right of recoupment. Therefore, the Company settled with SEI on a discounted value of $30,000.

11.     OTHER INVESTMENTS

On April 20, 2005, the Company invested $2,500 in the Denver, Colorado production of “NEWSical the Musical”. This investment was written off at June 30, 2006 due to management’s analysis that the collectibility of the return of this investment was unlikely. On April 18, 2006, the Company invested $30,000 in the Denver, Colorado production of “The Yiddish Are Coming”. This investment was written off at June 30, 2006 after the close of the production and management’s analysis that the collectibility of the return of this investment was unlikely. These investments represented direct, minority interest investments in third party productions with no further responsibility by the Company. Other Investments also includes a $30,000 acquisition of 15% of the production of OATS, as described in the footnote above “Assignment/Investment of Theatrical Production”. On May 24, 2006, the Company invested $10,000 in a DVD release about Bariatrics. At June 30, 2006, other investments totaled $58,626.

The Company periodically invests in theatrical and film productions in the form of literary options for either live-stage performance rights, film rights and other ancillary rights, as well as direct investments in third party limited partnerships and/or limited liability companies engaged in the development and production of entertainment projects. Direct investments in productions may represent a minority limited interests with limited or no further responsibility by the Company. Most limited investments do not provide any right to resale, but may provide the right to refund if the project is not fully developed or capitalized. Certain options or larger investments may provide the Company with additional rights including the right to be the owner or co-owner of a project, or the general partner or managing member of the related investment entity with the ability to make key decisions regarding the future development, production and disposition of an entertainment project or the production. Management reviews the Company’s investment portfolio periodically to evaluate its fair value.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

12.     OPTIONS PURCHASED/DEPOSITS

As of June 30, 2006, the Company had paid a total of $20,000 for the option for the right to produce the musical “HATS!". In addition, the Company paid $18,000 for the rights to produce the independent film “Reel Love”.

The Company paid a deposit of $150,000 pursuant to the Letter of Intent with Dick Foster Productions, Inc. (“DFP”) to purchase 80% of the outstanding shares of DFP.

Also included in deposits is $35,000 paid to affiliates in connection with an option to purchase real estate (see Note 3).

13.     COMMON STOCK ISSUANCES

On July 2, 2004, the Company commenced an offering to sell up to a maximum of 1,500,000 units (“Unit(s)”). The price of each unit is one ($1.00) dollar for a total aggregate principal amount of $1,500,000. Each Unit sold included four (4) shares of its common stock, par value $0.001 per share and one (1) Series A-1 Warrant. For the year ended June 30, 2006, an aggregate principal amount of $545,000 comprising 545,000 units (or 2,180,000 shares) was sold under this offering. Included with the related issuances are 545,000 warrants entitling the investors to purchase at $0.50 per share an additional 545,000 shares. This offering expired on December 31, 2005.

In January, 2006 the Company sold 65,000 units (each unit consists of four shares and two warrants) at a price of $1.00 per unit or $65,000 in the aggregate, or 260,000 shares in the aggregate to one accredited investor. These units were sold pursuant to our “Series C” private placement of up to 565,000 units, or 2,260,000 million shares for an aggregate offering price of $565,000. The “Series C-1” warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $0.50 per share for a period of three (3) years commencing on the closing date. Accordingly, this investor may acquire up to an additional 65,000 shares. The total raised under our “Series C” private placement represents 260,000 shares, or $65,000 in the aggregate. This offering was terminated on January 25, 2006.

In addition, In January through May, 2006, the Company sold 499,368 units (each unit consists of four shares and four warrants, two “Series D-1” warrants and two “Series D-2” warrants) at a price of $1.10 per unit or $549,305 in the aggregate, or 1,997,472 shares in the aggregate to accredited investors. These units were sold pursuant to our “Series D” private placement of up to 500,000 units, or 2 million shares for an aggregate offering price of $550,000. The “Series D-1” warrants entitle the holder thereof to purchase one share of the Company’s common stock at a price of $0.55 per share for a period of five (5) years commencing on the closing date. The “Series D-2” warrants entitle the holder thereof to purchase one share of the Company’s common stock at a price of $0.75 per share for a period of five (5) years commencing on the closing date. Accordingly, investors may acquire up to an additional 1,997,472 shares. The total raised under our “Series D” private placement represents 1,997,472 shares, or $549,305 in the aggregate.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

13.     COMMON STOCK ISSUANCES (continued)

On May 8, 2006, the Company commenced an offering pursuant to which it will offer and sell up to a maximum, aggregate of 300,000 units (“Unit(s)”). The price of each unit is one dollar and ten cents ($1.10) for a total aggregate principal amount of $330,000. Each Unit sold included four (4) shares of common stock, at par value $0.001 per share and two (2) Series E-1 stock purchase warrants and two (2) Series E-2 stock purchase warrants. Each Series E-1 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $0.55 per share for a period of five (5) years commencing on the date of the acceptance of the subscription agreement. Each Series E-2 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $0.75 per share for a period of five (5) years commencing on the date of the acceptance of the subscription agreement. As ofJune 30, 2006, the Company has sold the maximum 300,000 units in the aggregate, or 1,200,000 shares in the aggregate, or $330,000 in the aggregate. This offering was closed June 5, 2006.

On June 7, 2006, the Company commenced an offering pursuant to which it will offer and sell up to a maximum, aggregate of 1,000,000 units (“Unit(s)”). The price of each unit is one dollar and forty cents ($1.40) for a total aggregate principal amount of $1,999,999.40. Each Unit sold shall include four (4) shares of common stock, at par value $0.001 per share and two (2) Series F-1 stock purchase warrants and two (2) Series F-2 stock purchase warrants. Each Series F-1 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $0.75 per share for a period of five (5) years commencing on the date of the acceptance of the subscription agreement. Each Series F-2 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $1.00 per share for a period of five (5) years commencing on the date of the acceptance of the subscription agreement. As of June 30, 2006, the Company sold 33,500 Units, or 134,000 shares in the aggregate, or $67,000 in the aggregate. This offering is currently open.

On June 14, 2006, the Company entered into an agreement with Zbigniew Mania to consult and ssist the Company in structuring, operating and growing its business and with advisory and consulting services related to real estate, leasing and financial matters related to the DCT as reasonably requested by the Company in exchange for 100,000 shares of common stock and 150,000 series G-1 warrants. The contract covers the period June 15, 2006 to June 14, 2007. The expense will be recorded as compensation at the fair value of the stock and warrants issued of $27,500 in equal amounts over each quarter. Warrants were valued based on the Black-Scholes Model of valuation. Expense of $1,146 has been recognized for the year ended June 30, 2006. Each G-1 warrant will entitle the warrant holder to purchase one share of the Company’s common stock at a price of $0.55 per share for a period of three (3) three years.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

13.     COMMON STOCK ISSUANCES (continued)

On June 28, 2006, the Company commenced an offering pursuant to which it will offer on a no minimum basis, sixty-five (65) units (the “Units”) at a purchase price of $10,000.00 per Unit. Each Unit consists of $10,000 principal amount of the Company’s 8% Series H Convertible Secured Debentures (the “Convertible Debenture”); the outstanding principal balance Convertible Debentures is convertible into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at the rate of $0.50 per share; for each $1.00 of the Convertible Debenture, converted by the Holder, the Holder shall be entitled to receive (x) one (1) stock purchase warrant (the “Series H-2 Warrant”) and (y) one (1) stock purchase warrant (the “Series H-3 Warrant”). Each Series H-2 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $0.75 per share for a period of five (5) years commencing on the conversion date and each Series H-3 Warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $1.00 per share for a period of five (5) years commencing on the conversion date. The Convertible Debentures shall have a term of one year by the Company and shall bear interest at the rate of 8% per annum payable quarterly on the first day of each calendar quarter and shall be prorated for any partial calendar quarter falling within the term of the Convertible Debenture. Subsequent to year-end, the Company has sold the maximum 65 units and the offering has been closed.

As equity instruments, the Company values the warrants noted above using the Black-Scholes Model of valuation at the time the warrants are granted.

On July 18, 2005, the Company entered into an agreement with Var Growth Corporation to provide a variety of corporate services including introducing the Company to third party marketing companies, investment bankers and other corporate promotion companies including IceColdStock.com in exchange for restricted Common Stock in the aggregate of 350,000 shares. The issued shares cover the contractual period July 1, 2005 to June 30, 2006. The expense has been recorded as compensation for services at the fair market value in four equal amounts in each of the four quarters over the contract term at the price of $0.25 per share and valued at $21,875 per quarter ($87,500 in the aggregate).

Previously, the Company entered into two agreements with Var Growth Corporation, on November 4, 2004 and November 23, 2004, to provide a variety of corporate services including introducing the Company to third party marketing companies, investment bankers and other corporate promotion companies including IceColdStock.com in exchange for restricted Common Stock in the aggregate of 375,000 shares. The issued shares cover the contractual periods of July 1, 2004 to June 30, 2005 for 350,000 shares and October 1, 2004 to September 30, 2005 for 25,000 shares, respectively. The expense was recorded as compensation for services at the fair market value on the dates of issuance at the price of $0.25 per share, or $6,250 in the aggregate for the contract dated November 4, 2004 for the period of October 1, 2004 to September 30, 2005 and $87,500 in the aggregate for the contract dated November 23, 2004 for the period of July 1, 2004 to June 30, 2005.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

13.     COMMON STOCK ISSUANCES (continued)

On October 16, 2005, the Company entered into an agreement with Romano, Ltd. to provide a variety of corporate services including introducing the Company to clients within the Orthodox Jewish community in Europe and the United States as well as other influential corporate public stock promoters, investment bankers and other companies related to the growth and promotion of companies in the public markets in exchange for restricted Common Stock in the aggregate of 120,000 shares. The issued shares cover the contractual period October 16, 2005 to October 15, 2006. The expense was recorded as compensation for services at the fair market value in four equal amounts in each of the four quarters over the contract term at the price of $0.25 per share, or $7,500 per quarter ($30,000 in the aggregate), for the period of October 16, 2005 to October 15, 2006, resulting in a portion recognized as prepaid (see Note 8).

On November 4, 2005, the Company entered into an agreement with Moneta Capital Advisors Inc., to provide a variety of corporate services including introducing the Company to third party marketing companies, investment bankers and other corporate promotion companies in exchange for restricted Common Stock in the aggregate of 100,000 shares. The issued shares cover the contractual period November 1, 2005 to October 31, 2006. The expense was recorded as compensation at the fair market value of the stock and warrants (see below) issued, in four equal amounts in each of the four quarters over the contract term at $6,250 per quarter ($25,000 in the aggregate), for the period of November 1, 2005 to October 31, 2006, resulting in a portion recognized as prepaid (see Note 8). Under the contract the Company additionally granted 200,000 warrants to acquire 200,000 shares at the price of $0.50 per share for a period of five (5) years. The Company valued these warrants using the Black-Scholes model of valuation. Additionally, there was an addendum dated May 8, 2006 signed between Moneta and the Company under which the Company shall deliver to Moneta a five (5) year warrant to purchase an aggregate of up to Five Million (5,000,000) shares of the Company’s stock, $.001 par value per share and at an exercise price of $0.275 per share. These warrants shall be held in trust and shall be issued as compensation for services rendered contingent upon the successful completion of a merger between the Company and Sona. We did not recognize the value of these warrants because there is no material disincentive for non-performance under the agreement. Further, under the contract the Company shall grant Moneta up to 228,000 warrants to purchase 228,000 shares of the Company’s common stock contingent upon Moneta raising its share of the SOFIA movie fund. An expense was recognized in the amount of $6,744 for these warrants for the year ended June 30, 2006, as there was a substantial disincentive for non-performance.

On March 15, 2006, the Company entered into an agreement with Venture Catalyst, LLC to provide a variety of corporate services including introducing the Company to third party marketing companies, investment bankers and other corporate promotion companies in exchange for restricted Common Stock in the amount of 25,000 shares each month during the term of the contract. The contract covers the period March 15, 2006 to September 15, 2006. The expense has been recorded as compensation at the fair market value in each month (and on a pro-rata basis for the month of March) over the contract term at the price of $0.275 per share, or $24,063 in the aggregate, for the period of March 15, 2006 to June 30, 2006.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

13.     COMMON STOCK ISSUANCES (continued)

                                                                                                       Weighted
                                                                                                         Avg.
                                                                                          Number       Exercise
                                                                                        of Shares        Price

Outstanding as of June 30, 2004                                                                   -   $         -
   Granted at fair value                                                                    382,500   $      0.50
   Forfeited                                                                                      -   $         -
   Exercised                                                                                      -   $         -

Outstanding as of June 30, 2005                                                             382,500   $      0.50
   Granted at fair value                                                                  5,519,472   $      0.56
   Forfeited                                                                                      -   $         -
Exercised                                                                                         -   $         -

Outstanding as of June 30, 2006                                                           5,901,972   $      0.52

                                           Weighted
                                            Average
                                           Remaining
                                          Contractual
                                         Life (years)                                     Exercisable

                                                               Weighted                              Weighted
     Range of           Number of                              Average                                Average
     Exercise            Warrants                              Exercise           Number of          Exercise
      Prices           Outstanding                              Price              Warrants            Price

$0.50                      1,420,500                1.7    $           0.50           1,420,500   $          0.50
$0.50 -$1.00               4,481,472                4.3    $           0.52           4,481,472   $          0.52

TOTALS                     5,901,972                                                  5,901,972   $          0.52

The Company granted an aggregate of 1,000,000 warrants to purchase 1,000,000 shares of the Company’s common stock to officers and employees on May 8, 2006. The value recognized as stock-based compensation for these warrants was $63,849 for the year ended June 30, 2006.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

14.     LONG TERM LIABILITIES — CONVERTIBLE DEBENTURES

The Company had offered for sale an aggregate principal amount of $300,000 of convertible debentures at par. The debentures were convertible at the option of the holder, into the Company’s common stock at a conversion price of $0.25 per share.

In November, 2005, all issued convertible debentures, which represent an aggregate principal amount of $140,000 were converted, giving the holders an aggregate of 560,000 shares of the Company’s common stock.

15.     DEFERRED INCOME TAXES

The Company has a loss carryforward of approximately $1,956,600 at June 30, 2006 which may be offset against future taxable income. However, $213,388 of the loss carryfoward is due to a change in control of the Company in October 2003, the deductibility of these losses is subject to IRS Sec. 382 limitation (“382 Limitation”). Under the limitation, the maximum annual amount which may be offset against future taxable income is limited to $4,260 and the carryforward loss expires in the year 2023. In addition, at June 30, 2006, the Company has a capital loss carryover for income tax purposes of $33,400 which may be applied against taxable capital gains in future years. Due to the uncertainty regarding the success of the future operations and the limitation, management has not recorded a deferred tax asset.

   INCOME TAXES
The income tax provision is comprised of the following:
                                                              Federal    State    Total

Year Ended June 30, 2006
   Current                                                   $       -  $  2,795 $  2,795
   Deferred                                                          -         -        -

                                                             $       -  $  2,795 $  2,795

Year Ended June 30, 2005
   Current                                                   $       -  $    806 $    806
   Deferred                                                          -         -        -

                                                             $       -  $    806 $    806

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

15.     DEFERRED INCOME TAXES (Continued)

The Company’s deferred tax asset and liability as presented in the Company’s financial statements are comprised of the following temporary differences:

                                                                  June 30,

                                                             2006         2005

Deferred Tax Asset
   Net Operating Losses                                   $   707,000  $   146,000
   Valuation Allowance                                       (707,000)    (146,000)

     Total Deferred Tax Assets                            $         -  $         -

Deferred taxes are recognized for temporary differences between the bases of assets and liabilities for financial statement and income tax purposes, and net operating loss.

Subject to the 382 Limitation, the Company has total net operating loss carry forwards for future periods of $1,815,618 for both Federal and State tax purposes. These net operating loss carry forwards may be used to reduce federal and state taxable income and tax liabilities in future years and expire in various years through June 30, 2023 and June 30, 2025 for both State and Federal tax purposes.

The Company’s provision for income taxes differs from applying the statutory U.S. federal income tax rate to the income before taxes. The primary differences result from providing for state income taxes, generation of allowable tax credits and from deducting certain expenses for financial statement purposes but not for federal income tax purposes.

A reconciliation between taxes computed at the federal statutory rate and the consolidated effective tax rate follows:

                                                                 2006       2005

Federal statutory tax rate                                       -34.0%     -34.0%
State income tax - net of federal tax benefit                      0.0%       0.0%
Valuation allowance                                               34.0%      34.0%

                                                                   0.0%       0.0%

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

16.     OPERATING LEASE

We currently occupy space at 511 W. 25 th St, NY, NY 10001. SEGI became the legal lessee of the space beginning December 1, 2005, when SEGI signed the renewal agreement for an additional 2 years. Minimum monthly rent payments are $2,900 per month from December 1, 2005 to November 30, 2006, and $2,987 from December 1, 2006 to November 30, 2007, or $35,409 and $14,935 for the years ended June 30, 2007 and 2008, respectively. We expect to continue to have no difficulty in securing and renting the current space. Rent expense for the year ended June 30, 2006 and 2005 were $36,205 and $9,675, respectively.

17.     OTHER MATTERS

On May 18, 2006, Sona Development Corp. (“Sona”) (OTCBB:SDVC) announced that it has executed a letter of intent to purchase 100% of SEGI’s assets by acquiring all of its wholly owned subsidiaries and assuming up to $650,000 of debt associated with the issuance of our Series H Debenture offering. A definitive agreement was signed on June 28, 2006. On June 28, 2006, a majority of the shareholders of the Company voted and approved the transaction. Final approval of the Sona shareholders is being sought.

18.     UNAUDITED CUMULATIVE AMOUNTS SINCE INCEPTION OF DEVELOPMENT STAGE

The Company’s current auditors did not audit Company’s financial statements for the period of Development Stage July 1, 2000 through June 30, 2004, as current auditors were engaged on May 12, 2005. We have been advised by the former Managing Partners of Livingston, Wachtell & Co. LLP (“Wachtell”) that Wachtell is no longer doing business as a CPA firm as of February 15, 2006. Given subsequent restatements of Company’s financial statements for the aforementioned period and impracticability for the Company to reissue an audit report for aforementioned period due to the termination of the former auditors’ practice, the Cumulative Accounts since Inception of Development Stage, July 1, 2000 to June 30, 2006 are reported unaudited.

19.     SUBSEQUENT EVENTS

REVISION TO ISSUANCE OF UNREGISTERED EQUITY SECURITIES

On September 24, 2006, the Company revised the terms of its Series F Offering whereby the price per Unit changed from $2.00 per Unit to $1.40 per Unit. Therefore, the Offering seeks to raise a revised $2,000,005 through the sale of 1,428,575 Units in the aggregate. Each Unit shall continue to consist of four shares of common stock and 2 stock purchase warrants.

ISSUANCE OF COMMON STOCK

Since June 30, 2006 the Company has sold 357,857 Units (each consists of four shares and four warrants; two “Series F-1 Warrants” and two “Series F-2 Warrants”) at a price of $1.40 per Unit or $501,000 in the aggregate, or 1,431,429 shares in the aggregate to eleven accredited investors.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

19.     SUBSEQUENT EVENTS — Continued

ISSUANCE OF CONVERTIBLE DEBENTURES

Since June 30, 2006 the Company has sold 65 Units (each Unit consists two warrants for each $1.00 of the Convertible Debenture; one “Series H-2 Warrant” and one “Series H-3 Warrant”) at a price of $10,000 per Unit or $650,000 in the aggregate to fourteen accredited investors. The maximum of this offering was sold and the offering was terminated September 15, 2006.

RESERVE OF COMMON STOCK

As of the date of the filing of this report, the Company has received $238,987.20 from six investors under its Series F offering, and has reserved 682,820.57 shares and 341,410.29 Series F-1 Warrants and 341,410.29 Series F-2 Warrants (representing an aggregate of 682,820.57 shares). These shares and warrants will be issued in the near future, upon the review of the collected subscription agreements.

LOANS TO RELATED PARTIES

Since June 30, 2006 the Company has loaned DCT an aggregate of $75,000. The loans carry annual interest at eight (8%) percent and are payable on demand.

ADVANCE TOWARDS PRODUCTIONS

On October 18, 2006 the Company advanced $30,000 for a production of STOMP in Las Vegas, NV, for which Sibling is completing negotiations to participate as both an investor and a co-producer.

On August 23, 2006 the Company advanced $25,000 to Jerry Lewis, the world-renown comedian and author, as an initial advance towards the purchase of the rights to develop and produce a new musical based upon his book, entitled “DEAN AND ME” (a story about his experiences in the entertainment industry with Dean Martin).

OPENING OF “HATS!” AT DCT

The first performance of “HATS! – A Musical for the Rest of Your Life”, a new musical based on the ideas and philosophies of the Red Hat Society and produced by Hats Denver LLC, was on October 7, 2006 and the official “premiere” was on October 11, 2006 at the DCT. The DCT reported that this production of HATS! has broken box office records for DCT and attracted audiences from numerous states during its first four performances. The sole investor of Hats Denver LLC is Sibling Theatricals, Inc., a wholly owned subsidiary of the Company. The Managing Member of Hats Denver LLC is Hats Holdings, Inc. (a company organized to license HATS! and related merchandiser and other rights around the world). Hats Holdings, Inc. is a wholly owned subsidiary of Sibling Theatricals, Inc.

SIBLING ENTERTAINMENT GROUP, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

19.     SUBSEQUENT EVENTS (continued)

OPTION EXTENSION WITH DICK FOSTER PRODUCTIONS

On September 7, 2006, the Company paid $25,000 to Dick Foster and $25,000 to Lynne Foster as a sign of good faith in the negotiations and completion of the definitive agreement between the Company and DFP. As of the date of this filing the definitive agreement has not been signed. We expect to sign the definitive agreement in the near future and close before the end of the calendar year.

HIRING OF EXECUTIVE OFFICER

Richard Bernstein was hired as a Vice President of the Company beginning September 1, 2006.

                                     SONA DEVELOPMENT CORP. and SIBLING ENTERTAINMENT GROUP, INC.
                                          Pro Forma for the Quarter Ended September 30, 2006 and the year ended December 31,2005

                                                                 INDEX

                                                         SONA DEVELOPMENT CORP. AND SUBSIDIARIES
                                                   Combined Pro Forma Balance Sheet (Unaudited)

                                               Sona Development Corp.         Sibling Entertainment Group, Inc.
                                               (A Development Stage Company)  (A Development Stage Company)

                                                  For the Nine          For the Nine         Pro Forma
                                                 Months Ending         Months Ending        Adjustments
                                                 September 30,         September 30,          Increase            Pro Forma
                                                      2006                 2006              (Decrease)           Combined
                                               -------------------  --------------------  ----------------   -------------------
                                               -------------------  --------------------  ----------------   -------------------

                                                                   ASSETS

CURRENT ASSETS
     Cash                                                     152               150,742                                 150,894
     Due from related parties                                                   128,701                                 128,701
     Advances and prepaids                                                       23,685                                  23,685
     Loans receivable - related party                                           132,800                                 132,800
     Other receivables                                                           20,658                                  20,658
                                               -------------------  --------------------                     -------------------

TOTAL CURRENT ASSETS                                          152               456,586                                 456,738

FIXED ASSETS
     Computer equipment, net of accumulated depreciation                          5,368                                   5,368

                                               -------------------  --------------------                     -------------------

TOTAL FIXED ASSETS                                                                5,368                                   5,368
                                               -------------------  --------------------                     -------------------

OTHER ASSETS
     Goodwill                                                                 2,779,624                               2,779,624
     Deposits                                                                   309,920                                 309,920
     Recoupable advances                                                         48,333                                  48,333
     Production development costs                                               474,491                                 474,491
     Investment in related companies                                            105,183                                 105,183
     Other investments                                          1                88,350                                  88,351
     Options purchased                                                           63,000                                  63,000
                                               -------------------  --------------------                     -------------------

TOTAL OTHER ASSETS                                                            3,868,901                               3,868,901
                                               -------------------  --------------------                     -------------------

TOTAL ASSETS                                                  153             4,330,855                               4,331,008
                                               ===================  ====================                     ===================

       The accompanying notes are an integral part of the financial statements.

                                                     SONA DEVELOPMENT CORP. AND SUBSIDIARIES
                                                   Combined Pro Forma Balance Sheet (Unaudited)

                                               Sona Development Corp.  ("Sona"Sibling Entertainment Group, Inc. ("Sibling")
                                           (A Development Stage Company)(A Development Stage Company)

                                                  For the Nine          For the Nine               Pro Forma
                                                 Months Ending         Months Ending              Adjustments
                                                 September 30,         September 30,               Increase            Pro Forma
                                                      2006                 2006                   (Decrease)           Combined
                                               -------------------  --------------------       -----------------  -------------------
                                               -------------------  --------------------       -----------------  -------------------

                                                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                      21,190               280,576                                      301,766
     Accrued expenses                                                            40,350                                       40,350
     Income taxes payable                                                         3,409                                        3,409
     Due to related parties                               157,306                                                            157,306
     Short term loans payable                                                    50,000                                       50,000
                                               -------------------  --------------------                          -------------------

TOTAL CURRENT LIABILITIES                                                       374,335                                      374,335
                                               -------------------  --------------------                          -------------------

LONG-TERM LIABILITIES
     Loan payable - related party                                                 5,000                                        5,000
     Long term convertible debentures, net of debt discount                     610,055                                      610,055

                                               -------------------  --------------------                          -------------------

TOTAL LIABILITIES                                         178,496               989,390                                    1,167,886
                                               ===================  ====================                          ===================

EQUITY
     Sona Common stock $0.0001 par
     value; 100,000,000 authorized shares;
     41,272,251 shares issued and
     outstanding                                            1,197                         (a)           2,930                  4,127
     Sibling Common stock $0.0001 par
     value; 100,000,000 authorized shares;
     29,2929,296 shares issued and                                               29,296   (a)        (29,296)                      -
     outstanding
     Additional paid in capital - warrants                                      170,729   (b)         498,577                669,306
                                                                                        (b)(c)
     Additional paid in capital                         2,860,905             5,987,140   (d)     (3,400,584)              5,447,461
     Accumulated deficit                                                      (248,300)                                    (248,300)
     Deficit accumulated during                                                         (b)(c)
     development stage                                (3,040,445)           (2,597,400)   (d)       2,928,373            (2,709,472)
                                               -------------------  --------------------                          -------------------

TOTAL EQUITY                                            (178,343)             3,341,465                                    3,163,122
                                               ===================  ====================                          ===================

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    153             4,330,855                                    4,331,008
                                               ===================  ====================                          ===================

       The accompanying notes are an integral part of the financial statements.

                                                           SONA DEVELOPMENT CORP. AND SUBSIDIARIES
                                                      Combined Pro Forma Statements of Operations (Unaudited)

                                                  Sona Development Corp.   Sibling Entertainment Group, Inc.
                                             (A Development Stage Company) (A Development Stage Company)

                                                     For the Nine          For the Nine          Pro Forma
                                                    Months Ending         Months Ending         Adjustments
                                                    September 30,         September 30,           Increase         Pro Forma
                                                         2006                  2006              (Decrease)        Combined
                                                  -------------------   -------------------   ----------------  ---------------

REVENUES
     Revenue - related companies
     Consulting fee income - related company                                        79,298                              79,298
     Executive producer fees - related company                                           -                                   -

                                                  -------------------   -------------------                     ---------------

TOTAL REVENUES                                                                      79,298                              79,298

EXPENSES
     General and administrative :
         Professional fees                                                         527,459                             527,459
         Management fees - related company                                          19,600                              19,600
         Other                                               427,826               703,134 (d)       (427,826)         703,134

PRODUCTION EXPENSES                                                                375,028                             375,028

                                                  -------------------   -------------------   ----------------  ---------------

OPERATING LOSS                                              (427,826)           (1,545,923)           427,826       (1,545,923)

     Other Income (Expense)                                        -                     -                                   -
     Interest Income (Expense)                                     -                (3,651)                             (3,651)
     Impairment of investment - related company                    -              (233,621)                           (233,621)
     Equity loss on investment - related company                   -                (2,702)                             (2,702)
     Write down of promissory notes                          (50,000)                    - (d)         50,000                -
                                                  -------------------   -------------------   ----------------  ---------------

NET LOSS BEFORE INCOME TAXES                                (477,826)           (1,785,897)           477,826       (1,785,897)

TAXES                                                              -                 4,595                               4,595
                                                  -------------------   -------------------   ----------------  ---------------

NET LOSS                                                    (477,826)           (1,790,492)           477,826       (1,790,492)
                                                  ===================   ===================   ================  ===============

         The accompanying notes are an integral part of the financial statements.

                                                     SONA DEVELOPMENT CORP. AND SUBSIDIARIES
                                                 Combined Pro Forma Statements of Operations (Unaudited)

                                                  Sona Development Corp.  Sibling Entertainment Group, Inc.
                                             (A Development Stage Company)(A Development Stage Company)

                                                    For the Twelve        For the Twelve         Pro Forma
                                                    Months Ending         Months Ending         Adjustments
                                                     December 31,          December 31,           Increase         Pro Forma
                                                         2005                  2005              (Decrease)        Combined
                                                  -------------------   -------------------   ----------------  ---------------
                                                  -------------------   -------------------   ----------------  ---------------
REVENUES
     Revenue - related companies
     Consulting fee income - related company                       -                90,375                              90,375
     Executive producer fees - related company                     -                50,000                              50,000
                                                  -------------------   -------------------   ----------------  ---------------
                                                  -------------------   -------------------   ----------------  ---------------

TOTAL REVENUES                                                     -               140,375                             140,375

EXPENSES
     General and administrative :
         Professional fees                                         -               219,709 (d)        498,577          718,286
         Management fees - related company                         -               184,296                             184,296
         Other                                               182,256               201,825 (d)       (182,256)         201,825

PRODUCTION EXPENSES                                                -                34,661                              34,661

                                                  -------------------   -------------------   ----------------  ---------------
                                                  -------------------   -------------------   ----------------  ---------------
OPERATING LOSS                                              (182,256)             (500,116)          (316,321)        (998,693)

     Other Income (Expense)                                        -                     -                                   -
     Interest Income (Expense)                                     -                   800                                 800
     Impairment of investment - related company                    -                     -                                   -
     Equity loss on investment - related company                   -                     -                                   -
     Write down of promissory notes                         (225,000)                    - (d)        225,000                -
                                                  -------------------   -------------------   ----------------  ---------------
                                                  -------------------   -------------------   ----------------  ---------------

NET LOSS BEFORE INCOME TAXES                                (407,256)             (499,316)           (91,321)        (997,893)

TAXES                                                              -                 4,595                               4,595
                                                  -------------------   -------------------                     ---------------
                                                  -------------------   -------------------                     ---------------

NET LOSS                                                    (407,256)             (503,911)           (91,321)      (1,002,488)
                                                  ===================   ===================   ================  ===============
                                                  ===================   ===================   ================  ===============

         The accompanying notes are an integral part of the financial statements.

Sona Development Corp. and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

for the Twelve Months Ended December 31, 2005 and

the Nine Months Ending September 30, 2006

NOTE–1 — Summary of Transaction

On June 28, 2006, the Company signed and publicly announced a definitive Agreement of Acquisition and Plan of Reorganization as a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code between Sona Development Corp (“Sona”) and Sibling Entertainment Group, Inc. (“Sibling”) further amended on December 12, 2006 for Sona to purchase Sibling’s subsidiaries and all other assets and liabilities of the Sibling including outstanding convertible debentures and Sona will issue to Sibling up to 36,190,085 shares of common stock for all outstanding shares of Sibling and Sona will issue stock purchase warrants allowing warrant holders to purchase an additional 22,865,324 shares of common stock.

At the time of this filing, Sibling has an active private offering and if fully subscribed at the before the closing of this transaction, the anticipated shares outstanding at the time of closing of 33,706,772. The acquisition is currently valued at $0.35 per share, or $11,797,370.20.

The shares of Sona would be distributed to Sibling and subsequently to the shareholders of Sibling pursuant to a registration of Sona’s stock. The convertible debentures owed by Sibling would be debt in Sona. This transaction provides for the acquisition of the following Sibling subsidiaries:

Subsidiary                                           State of Incorporation

Sibling Music Corp.                                  Delaware
Sibling Pictures, Inc.                               Delaware
Reel Love on Film LLC                                New York
(subsidiary of Sibling Pictures, Inc.)
Reel Productions, Inc.                               New York
(subsidiary of Sibling Pictures, Inc.)
Sibling Theatricals, Inc.                            Delaware
Hats Holdings, Inc.                                  Delaware
(subsidiary of Sibling Theatricals, Inc.)
HATS Denver LLC                                      Delaware
(subsidiary of Hats Holdings, Inc.)
Sibling Properties, Inc.                             Delaware

For accounting purposes the transaction will be accounted for as a reverse acquisition accompanied by a recapitalization.

NOTE–2 — Management Assumptions

The acquisition of SEGI by the Company is considered a re-capitalization of SEGI and SEGI is considered the acquirer for accounting and financial reporting purposes. In accordance with reverse acquisition accounting the proforma financial statements include the historical information of SEGI, with the following adjustments:

Sona Development Corp. and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

for the Twelve Months Ended December 31, 2005 and

the Nine Months Ending September 30, 2006

NOTE–2 — Management Assumptions — continued

The pro forma consolidated financial statements assume: (a) the issuance of the 29,295,546 new shares issued by the Company pursuant to definitive Agreement of Acquisition and Plan of Reorganization; (b) upon closing Moneta Capital Advisors, Inc. shall be entitled to five million (5,000,000) stock purchase warrants with an exercise price of $0.275/share with a five (5) year term with a fair value of $498,577 increasing Additional paid in capital — warrants and Professional Fees on Statement of Operations; (c) shows the affect of the recapitalization of SEGI (d) the elimination of the historical information with respect to the Company.